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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated June 26, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-7




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


                                TABLE OF CONTENTS


PRELIMINARY STATEMENT......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the Servicer....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMIC........................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims.....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer....................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; and Certificate Account............................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.....................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee.........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements.............................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default............................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................

EXHIBITS

Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-3       -     Form of Face of Class A-3 Certificate
Exhibit A-4       -     Form of Face of Class A-4 Certificate
Exhibit A-5       -     Form of Face of Class A-5 Certificate
Exhibit A-6       -     Form of Face of Class A-6 Certificate
Exhibit A-7       -     Form of Face of Class A-7 Certificate
Exhibit A-8       -     Form of Face of Class A-8 Certificate
Exhibit A-9       -     Form of Face of Class A-9 Certificate
Exhibit A-10      -     Form of Face of Class A-10 Certificate
Exhibit A-11      -     Form of Face of Class A-11 Certificate
Exhibit A-12      -     Form of Face of Class A-12 Certificate
Exhibit A-13      -     Form of Face of Class A-13 Certificate
Exhibit A-14      -     Form of Face of Class A-14 Certificate
Exhibit A-15      -     Form of Face of Class A-15 Certificate
Exhibit A-16      -     Form of Face of Class A-16 Certificate
Exhibit A-17      -     Form of Face of Class A-17 Certificate
Exhibit A-18      -     Form of Face of Class A-18 Certificate
Exhibit A-19      -     Form of Face of Class A-19 Certificate
Exhibit A-20      -     Form of Face of Class A-20 Certificate
Exhibit A-21      -     Form of Face of Class A-21 Certificate
Exhibit A-22      -     Form of Face of Class A-22 Certificate
Exhibit A-23      -     Form of Face of Class A-23 Certificate
Exhibit A-24      -     Form of Face of Class A-24 Certificate
Exhibit A-25      -     Form of Face of Class A-25 Certificate
Exhibit A-26      -     Form of Face of Class A-26 Certificate
Exhibit A-27      -     Form of Face of Class A-27 Certificate
Exhibit A-28      -     Form of Face of Class A-28 Certificate
Exhibit A-29      -     Form of Face of Class A-29 Certificate
Exhibit A-30      -     Form of Face of Class A-30 Certificate
Exhibit A-31      -     Form of Face of Class A-31 Certificate
Exhibit A-32      -     Form of Face of Class A-32 Certificate
Exhibit A-PO      -     Form of Face of Class A-PO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit A-LR      -     Form of Face of Class A-LR Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates..................
Exhibit D         Mortgage Loan Schedule...............................
Exhibit E         Request for Release of Documents.....................
Exhibit F         Form of Certification of Establishment of Account....
Exhibit G-1       Form of Transferor's Certificate.....................
Exhibit G-2A      Form 1 of Transferee's Certificate...................
Exhibit G-2B      Form 2 of Transferee's Certificate...................
Exhibit H         Form of Transferee Representation Letter
                  for ERISA Restricted Certificates....................
Exhibit I         Form of Affidavit Regarding Transfer of Residual
                  Certificates.........................................
Exhibit J         Contents of Servicing File...........................
Exhibit K         Form of Special Servicing Agreement..................
Exhibit L         List of Recordation States...........................
Exhibit M         Principal Balance Schedules..........................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated June 26, 2001 is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                      Integral
                  Initial Class                                       Multiples
                  Certificate Balance  Pass-Through    Minimum        in Excess
Classes           or Notional Amount   Rate            Denomination   of Minimum
-------           ------------------   ----            ------------   ----------

Class A-1           $131,602,000.00    6.750%          $1,000         $1
Class A-2           $ 25,000,000.00    6.750%          $1,000         $1
Class A-3           $ 50,000,000.00    6.750%          $1,000         $1
Class A-4           $ 40,000,000.00    6.750%          $1,000         $1
Class A-5           $ 20,809,000.00    6.750%          $1,000         $1
Class A-6           $ 10,089,000.00    6.750%          $1,000         $1
Class A-7           $ 13,742,000.00    7.000%          $1,000         $1
Class A-8           $  6,258,000.00    7.000%          $1,000         $1,000
Class A-9           $    707,223.00    (1)             $1,000         $1
Class A-10          $  1,595,000.00    7.000%          $1,000         $1,000
Class A-11          $    552,000.00    6.500%          $1,000         $1
Class A-12          $  1,948,000.00    6.500%          $1,000         $1,000
Class A-13          $ 23,184,000.00    7.000%          $1,000         $1
Class A-14          $ 12,295,000.00    7.000%          $1,000         $1,000
Class A-15          $  2,446,000.00    7.000%          $1,000         $1
Class A-16          $    198,000.00    7.000%          $1,000         $1
Class A-17          $  3,704,000.00    7.000%          $1,000         $1,000
Class A-18          $  6,738,000.00    7.000%          $1,000         $1
Class A-19          $  2,808,000.00    7.000%          $1,000         $1
Class A-20          $  8,310,000.00    7.000%          $1,000         $1,000
Class A-21          $  3,250,000.00    6.750%          $1,000         $1
Class A-22          $  1,875,000.00    6.750%          $1,000         $1
Class A-23          $  1,875,000.00    6.750%          $1,000         $1
Class A-24          $  3,084,000.00    6.750%          $1,000         $1
Class A-25          $  3,246,000.00    6.750%          $1,000         $1
Class A-26          $  1,641,000.00    6.750%          $1,000         $1
Class A-27          $ 50,000,000.00    6.750%          $1,000         $1
Class A-28          $  3,875,000.00    6.750%          $1,000         $1
Class A-29          $108,106,000.00    6.100%          $1,000         $1
Class A-30          $ 10,410,207.00    6.750%          $1,000         $1
Class A-31          $  2,210,482.00    (1)             $1,000         $1
Class A-32          $ 63,000,000.00    6.750%          $1,000         $1
Class A-PO          $  2,121,957.00    (1)             $25,000        $1
Class A-R           $         50.00    6.750%          $50            N/A
Class A-LR          $         50.00    6.750%          $50            N/A
Class B-1           $ 10,681,000.00    6.750%          $25,000        $1
Class B-2           $  4,712,000.00    6.750%          $25,000        $1
Class B-3           $  2,514,000.00    6.750%          $25,000        $1
Class B-4           $  1,571,000.00    6.750%          $25,000        $1
Class B-5           $  1,257,000.00    6.750%          $25,000        $1
Class B-6           $  1,256,886.15    6.750%          $25,000        $1

---------------

(1) The Class A-9, Class A-31 and Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class A-25 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date; (b) for the Class A-26 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-4 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date; and (c) for the Class A-28 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-27 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-7 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-7." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-PO, Class A-R and Class A-LR Certificates.

            Class A-25 Accrual Distribution Amount: For any Distribution Date and the Class A-25 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-26 Accrual Distribution Amount: For any Distribution Date and the Class A-26 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-28 Accrual Distribution Amount: For any Distribution Date and the Class A-28 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-30 Notional Amount: As to any Distribution Date and the Class A-30 Certificates, 9.62962963% of the Class Certificate Balance of the Class A-29 Certificates.

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Class A-25, Class A-26 and Class A-28 Certificates, any Class A-25 Accrual Distribution Amounts, any Class A-26 Accrual Distribution Amounts or Class A-28 Accrual Distribution Amounts, as applicable, previously added thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-25, Class A-26 and Class A-28 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-25 Accrual Distribution Amount, Class A-26 Accrual Distribution Amount or Class A-28 Accrual Distribution Date, as applicable, pursuant to clause (i) of the definition thereof, but not distributed as interest on the Class A-25 Certificates, Class A-26 Certificates or Class A-28 Certificates, as applicable) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-25, Class A-26 and Class A-28 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-25 Accrual Distribution Amount, Class A-26 Accrual Distribution Amount or the Class A-28 Accrual Distribution Amount, as applicable, pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Class A-25 Certificates, Class A-26 Certificates or Class A-28 Certificates, as applicable) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: June 26, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:

Uncertificated Lower-Tier Interest             Corresponding Upper-Tier Class or Classes

Class A-L1 Interest                            Class A-1 Certificates, Class A-2 Certificates,
                                               Class A-3 Certificates, Class A-4 Certificates,
                                               Class A-5 Certificates, Class A-6 Certificates,
                                               Class A-21 Certificates, Class A-22
                                               Certificates, Class A-23 Certificates, Class
                                               A-24 Certificates, Class A-25 Certificates,
                                               Class A-26 Certificates, Class A-27
                                               Certificates, Class A-28 Certificates, and Class
                                               A-32 Certificates

Class A-L7 Interest                            Class A-7 Certificates, Class A-8 Certificates,
                                               Class A-9 Certificates, Class A-10 Certificates,
                                               Class A-11 Certificates, Class A-12
                                               Certificates, Class A-13 Certificates, Class
                                               A-14 Certificates, Class A-15 Certificates,
                                               Class A-16 Certificates, Class A-17
                                               Certificates, Class A-18 Certificates, Class
                                               A-19 Certificates, Class A-20 Certificates and
                                               Class A-31 Certificates

Class A-L29 Interest                           Class A-29 Certificates and Class A-30
                                               Certificates

Class A-LPO Interest                           Class A-PO Certificates

Class A-LUR Interest                           Class A-R Certificate

Class B-L1 Interest                            Class B-1 Certificates

Class B-L2 Interest                            Class B-2 Certificates

Class B-L3 Interest                            Class B-3 Certificates

Class B-L4 Interest                            Class B-4 Certificates

Class B-L5 Interest                            Class B-5 Certificates

Class B-L6 Interest                            Class B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: June 1, 2001.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $628,261,648.18.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.750% per annum.

            Distribution Date: The 25th day of each month beginning in July 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5, or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $106,925.00.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-30 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-30 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Fraud Loss Amount: $12,565,232.96.

            Initial Notional Amount: As to the Class A-30 Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $6,282,616.48.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-30 Certificates are the sole Class of Interest-Only Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc, or any successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated June 26, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.750%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: As to any Distribution Date, the Class A-30 Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                         Class B-1                  1.81%
                         Class B-2                  1.05%
                         Class B-3                  0.65%
                         Class B-4                  0.40%
                         Class B-5                  0.20%
                         Class B-6                  0.00%

            Original Subordinate Certificate Balance: $21,991,886.15.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC Certificates: The Class A-29 Certificates.

            PAC Principal Amount: As to any Distribution Date and for the Class A-29 Certificates, the amount, if any, that would reduce the Class Certificate Balance thereof to the balance shown in the table set forth in Exhibit M with respect to such Distribution Date.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Class A-8, Class A-10, Class A-12, Class A-14, Class A-17 or Class A-20 Certificate), the percentage obtained by dividing the initial Certificate Balance or initial notional amount, as applicable, of such Certificate by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Class A-8, Class A-10, Class A-12, Class A-14, Class A-17 or Class A-20 Certificate, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which said Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 6.750% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-9, Class A-31 and Class A-PO Certificates are the only Classes of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-32 Certificates and (ii) the product of
(a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-32 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificates: The Class A-R and Class A-LR Certificates.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Rounding Account: As defined in Section 3.23.

            Rounding Amount: As defined in Section 3.23.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                            Percentage of
                                                        Original Subordinate
Distribution Date Occurring                              Certificate Balance
---------------------------                              -------------------

July 2006 through June 2007                                       30%

July 2007 through June 2007                                       35%

July 2008 through June 2008                                       40%

July 2009 through June 2009                                       45%

July 2010 and thereafter                                          50%

            Servicer: Bank of America, N.A., a national banking association, or its uccessor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.750% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                              Shift Percentage
------------------------------                              ----------------
July 2001 through June 2006..............................   0%
July 2006 through June 2007..............................   30%
July 2007 through June 2008..............................   40%
July 2008 through June 2009..............................   60%
July 2009 through June 2010..............................   80%
July 2010 and thereafter.................................   100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d)(i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Special Retail Certificates: The Class A-8, Class A-10, Class A-12, Class A-14, Class A-17 and Class A-20 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Account.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L7, Class A-L29, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, and (b) 1% of the Voting Rights shall be allocated to the Holders of the Interest-Only Certificates, and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a)The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b)In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-7, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L7 Interest, Class A-L29 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is July 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a)The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b)For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c)As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d)Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

            (a)Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b)The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i)all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii)all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv)any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v)any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi)all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c)The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i)the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii)any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d)Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e)The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f)The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a)To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-7 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b)Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c)With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account; Certificate Account and Upper-Tier Certificate Account.

            (a)The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i)to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii)to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv)to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v)to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi)to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix)to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b)The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i)to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii)to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv)to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a)Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b)Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a)The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b)The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a)Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b)The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i)affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii)in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c)Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d)The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e)The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.23 Maintenance of the Rounding Accounts; Collections Thereunder.

            On or prior to the Closing Date, the Trustee shall establish a separate account (each, a "Rounding Account") with respect to each of the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 in each such Rounding Account. The Trustee shall maintain such accounts to provide, if needed, the applicable Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount (after giving effect to the last sentence of this paragraph) for distributions of principal on any Class of the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the applicable Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date and (b) the date on which any loss is allocated to any Class of the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool Distribution Amount for distributions of principal on any Class of Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the applicable Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Trustee from any Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any loss is allocated to any Class of the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the applicable Rounding Account.

            Amounts on deposit in the Rounding Accounts shall not be invested.

            Each Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of the either of the Upper-Tier REMIC or Lower-Tier REMIC, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by either REMIC to any Rounding Account shall be treated for all federal tax purposes as distributed by either REMIC to Banc of America Securities LLC.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

                      Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or the Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a)On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i)to each Class of Senior Certificates (other than the Class A-PO and Class A-LR Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-25, Class A-26 and the Class A-28 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates specified in Section 5.02(b)(i) and (ii);

            (ii)concurrently to the Class A Certificates (other than the Class A-PO and Class A-LR Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

            (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

            (iv)to each Class of Subordinate Certificates, subject to paragraph
      (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v)to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest (or in the case of the Class A-L1 Interests, with respect to the Class A-25, Class A-26 and Class A-28 Certificates, shall have such amounts added to their principal balance) in an amount equal to the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L7 Interest, Class A-L29, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 6.750% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b)(i) On each Distribution Date occurring prior to the Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-25 Accrual Distribution Amount will be allocated sequentially as follows:

            first, to the Class A-1 Certificates, until their Class Certificate Principal Balance has been reduced to zero; and

            second, to the Class A-25 Certificates, until their Class Certificate Balance has been reduced to zero.

            (ii)On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-26 Accrual Distribution Amount will be allocated sequentially as follows:

            first, to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero; and

            second, to the Class A-26 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iii) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-28 Accrual Distribution Amount will be allocated sequentially as follows:

            first, to the Class A-27 Certificates, until their Class Certificate Balance has been reduced to zero; and

            (iv)second, to the Class A-28 Certificates, until their Class Certificate Balance has been reduced to zero.

            (v)On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

            first, concurrently, to the Class A-R and Class A-LR Certificates until their Class Certificate Balances have been reduced to zero;

            second, to the Class A-32 Certificates, up to the Priority Amount for such Distribution Date until its Class Certificate Balance has been reduced to zero third, sequentially, as follows:

                  (a) concurrently, as follows:
                        (i) 27.77808208%, sequentially, to the Class A-1 and
                  Class A-25 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;
                        (ii) 5.14988767% to the Class A-2 Certificates, until
                  their Class Certificate Balance has been reduced to zero;
                        (iii) 11.09800792%, sequentially, to the Class A-27 and
                  Class A-28 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;
                        (iv) 8.57785889%, sequentially, to the Class A-4 and
                  Class A-26 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;
                        (v) 12.37703402%, sequentially, to the Class A-3, Class
                  A-21, Class A-22, Class A-23 and Class A-24 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and
                        (vi) 35.01912942%, sequentially, as follows: (b)
                  concurrently, as follows:
                        (i) 62.82380593%, sequentially, as follows:
                              (A) concurrently, to the Class A-5 and Class A-11
                        Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and
                              (B) concurrently, to the Class A-6, Class A-10 and
                        Class A-12 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;
                        (ii) 35.90649897%, sequentially, to the Class A-7 and
                  Class A-8 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and
                        (iii) 1.26969510% to the Class A-9 Certificates, until
                  their Class Certificate Balance has been reduced to zero; and fourth, to the Class A-32 Certificates, until their Class Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c)On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d)Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03 Allocation of Losses.

            (a)On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i)the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii)(1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Class A-25, Class A-26 and Class A-28 Certificates, the respective Initial Class Certificate Balances, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

                (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates) will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances or, in the case of the Class A-25, Class A-26 and Class A-28 Certificates, the respective Initial Class Certificate Balances, if lower.

            (b)The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of the Class A-25, Class A-26 and Class A-28 Certificates, the respective Initial Class Certificate Balances, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c)Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d)Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e)With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            Section 5.04 Statements to Certificateholders.

            (a)Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i)the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii)the amount allocable to interest, the Class A-25 Accrual Distribution Amount, the Class A-26 Accrual Distribution Amount, the Class A-28 Accrual Distribution Amount, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv)the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v)the Pool Stated Principal Balance for the following Distribution Date;

            (vi)the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix)the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x)the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi)with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date.

            (xv)the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date;

            (xvi) in the case of the Class A-30 Certificates, the Class A-30 Notional Amount.

            (b)No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a)For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b)The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c)In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d)The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a)The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b)Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and each Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c)The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d)The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e)The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date and (2) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of each such Class and at the request of Living Holders of Certificates of each such Class or by mandatory distributions, pursuant to Section 5.09(a) and
Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date and (B) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balances of such Class will be made on a pro rata basis pursuant to
Section 5.09(e).

            (a)Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to any Class of the Special Retail Certificates are made, such distributions will be made in the following priority:

            (i)first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $25,000 for each requesting Deceased Holder; and

            (ii)second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to such Class of the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $25,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

            Distributions in reduction of the Class Certificate Balance of any Class of Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount allocable to such Class pursuant to Section 5.02, plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Senior Principal Distribution Amount allocable to any Class of Special Retail Certificates on any Distribution Date exceeds the aggregate Class Certificate Balance of that Class of Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

            (b)A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

            (c)Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the applicable Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (d)If principal distributions to be made to any Class of the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e)Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by
Section 5.09(a) or by mandatory distributions as provided for by Section
5.09(d).

            (f)In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of each Class of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14, A-15, A-16, A-17, A-18, A-19, A-20, A-21, A-22, A-23, A-24, A-25, A-26,
A-27, A-28, A-29, A-30, A-31, A-32, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5,
B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-8, Class A-10, Class A-12, Class A-14, Class A-17, Class A-20, Class A-PO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Class A-8, Class A-10, Class A-12, Class A-14, Class A-17 and Class A-20 Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1,000 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class A-R and Class A-LR Certificates shall be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a)The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b)At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c)(i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default, or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d)No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e)No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f)Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i)Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii)No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv)Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v)No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi)Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h)No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i)All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a)any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b)failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c)the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d)the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e)the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a)On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b)In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c)Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a)The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b)No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i)Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii)The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv)The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v)Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i)The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii)The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv)The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v)Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi)The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a)If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i)within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii)the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and Lower-Tier REMIC.

            (b)By acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC and Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section
11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC and Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 E. Main Street Suite 400 Louisville, KY 40202-5318, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (b) in the case of the Trustee, 101 Barclay Street - 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (c) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group, and (d) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                              BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                 as Depositor


                              By:
                                 -----------------------------------------------
                                 Name:  Judy Ford
                                 Title:    Vice President


                              BANK OF AMERICA, N.A.,
                                 as Servicer


                              By:
                                 -----------------------------------------------
                                 Name: Robert J. DeBenedet
                                 Title:    Senior Vice President


                              THE BANK OF NEW YORK,
                                 as Trustee


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

STATE OF NEW YORK     )
                      )       ss.:
COUNTY OF NEW YORK    )
                      )

            On the 26th day of June, 2001, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                        ---------------------------------------
                                                        Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )       ss.:
COUNTY OF MECKLENBURG        )
                             )

            On the 26th day of June, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                        ---------------------------------------
                                                        Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )       ss.:
COUNTY OF MECKLENBURG        )
                             )

            On the 26th day of June, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                        ---------------------------------------
                                                        Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $131,602,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 F9 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $25,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 G2 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $50,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 G3 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $40,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 G4 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $20,809,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 G5 5

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-6

                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $10,089,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 G6 3

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $13,742,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 G7 1

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $6,258,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 G8 9

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $707,223.00

CUSIP No.:                          060506 G9 7

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-9 Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $1,595,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 H2 1

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $552,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 H3 9

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $1,948,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          060506 H4 7

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-13

                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-13

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $23,184,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 H5 4

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-14

                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-14

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $12,295,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 H6 2

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-15

                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-15

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $2,446,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 H7 0

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-16

                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-16

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $198,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 H8 8

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-17

                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-17

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $3,704,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 H9 6

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-18

                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-18

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $6,738,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 J2 9

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-19

                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-19

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $2,808,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 J3 7

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-20

                    [FORM OF FACE OF CLASS A-20 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-20

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $8,310,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          060506 J4 5

     THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-21

                    [FORM OF FACE OF CLASS A-21 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-21

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $3,250,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 J5 2

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-22

                    [FORM OF FACE OF CLASS A-22 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-22

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $1,875,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 J6 0

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-23

                    [FORM OF FACE OF CLASS A-23 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-23

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $1,875,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 J7 8

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-24

                    [FORM OF FACE OF CLASS A-24 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-24

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $3,084,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 J8 6

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-25

                    [FORM OF FACE OF CLASS A-25 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-25

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $3,246,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 J9 4

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-26

                    [FORM OF FACE OF CLASS A-26 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-26

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-26

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $1,641,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 K2 7

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-27

                    [FORM OF FACE OF CLASS A-27 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-27

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-27

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $50,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 K3 5

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-28

                    [FORM OF FACE OF CLASS A-28 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-28

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-28

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $3,875,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 K4 3

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-29

                    [FORM OF FACE OF CLASS A-29 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-29

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-29

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $108,106,000.00

Pass-Through Rate:                  6.100%

CUSIP No.:                          060506 K5 0

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-30

                    [FORM OF FACE OF CLASS A-30 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-30

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-30

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Notional Amount
of this Certificate
("Denomination"):                   $

Initial Notional Amount
of this Class:                      $10,410,207.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 K6 8

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-30 Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class A-30 Notional Amount.. This Class A-30 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-31

                    [FORM OF FACE OF CLASS A-31 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-31

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-31

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $2,210,482.00

CUSIP No.:                          060506 K7 6

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-31 Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-32

                    [FORM OF FACE OF CLASS A-32 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-32

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-32

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                   $

Initial Class Certificate Balance
of this Class:                      $63,000,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 K8 4

      THIS CERTIFIES THAT _________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,121,957.00

CUSIP No.:                          060506 K9 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $50.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L2 6

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-LR

                    [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $50.00

Initial Class Certificate
Balance of this Class:              $50.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L3 4

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $10,681,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L4 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $4,712,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L5 9

    THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,514,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L6 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,571,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L7 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,257,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L8 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-7
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                       June 1, 2001

First Distribution Date:            July 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,256,886.15

Pass-Through Rate:                  6.750%

CUSIP No.:                          060506 L9 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 26, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class A-8, Class A-10, Class A-12, Class A-14, Class A-17 or Class A-20 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                              THE BANK OF NEW YORK,
                               as Trustee


                              By
                                ------------------------------------------------
                                     Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                              THE BANK OF NEW YORK,
                               as Trustee


                              By
                                ------------------------------------------------
                                     Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                           -------------------------------------
                                           Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
____________________________________________________

      This information is provided by ________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

BANK OF AMERICA SECURITIES INC.
BOAMS 2001-7
MORTGAGE SCHEDULE

Loan Count:                                 1,506
Scheduled PB:                      628,261,648.18
Interest Rate W/A:                          7.261
Unpaid PB W/A:                         417,172.41
Remaining Term W/A:                           358



LOAN              BORROWER                            ZIP         PROPERTY                           LOAN                 DOC
NUMBER            LAST NAME                STATE      CODE          TYPE         OCCUPANCY          PURPOSE               TYPE
------            ---------                -----      ----          ----         ---------          -------               ----

0028499911        BODNAR                     CO      80525           PUD          Primary          Refinance            Reduced
0028909950        SHERIDAN                   CA      94945      Single Family     Investor         Purchase             Standard
0028976835        LINFORD                    CO      81503           PUD          Primary          Purchase             Reduced
0028984722        TELLO                      CA      92130      Single Family     Primary          Purchase             Reduced
0029058641        BYRD                       TX      75115           PUD          Primary          Refinance            Standard
0029115326        HANSON                     CA      92867           PUD          Primary          Purchase             Standard
0029163375        MCBRIDE                    GA      30004           PUD          Primary          Purchase             Standard
0029175064        GILL                       TX      77055      Single Family     Primary          Purchase             Reduced
0029185089        SCHALLERT                  NC      28731      Single Family     Primary          Purchase             Reduced
0029199890        BUCKLEY                    CO      80129           PUD          Primary          Purchase             Standard
0029265717        GONZALES                   CO      80127           PUD          Primary          Refinance            Reduced
0029269388        GREVSTAD                   CA      94568      Single Family     Primary     Cash-out Refinance        Standard
0029293412        POSEY                      TN      38138      Single Family     Primary          Refinance            Standard
0029321353        SCHULZ                     CA      92679           PUD          Primary          Purchase             Reduced
0029330206        WOODS                      CA      91326           PUD          Primary          Purchase             Standard
0029338266        HILARIO                    CA      95054      Single Family     Primary     Cash-out Refinance        Standard
0029338407        MISSIRIAN                  CA      94598      Single Family     Primary          Purchase             Standard
0029339280        PHAN                       CA      91326           PUD          Primary          Purchase             Reduced
0029344231        BACH                       NY      11776      Single Family     Primary          Purchase             Standard
0029352184        OZZELLO                    NY      11201      Condominimum      Primary          Purchase             Standard
0029366440        TUTTLE                     OK      74137           PUD          Primary          Purchase              Stated
0029369899        JANIK                      CO      80015           PUD          Primary          Refinance            Reduced
0029384245        VAVLA                      CO      80542           PUD          Primary          Purchase             Reduced
0029385374        ONG                        CA      94114      Single Family     Primary          Purchase             Reduced
0029388808        MC TAGGART                 CA      93444      Single Family     Primary          Refinance            Standard
0029393923        JUNG                       CA      94024      Single Family     Primary     Cash-out Refinance        Reduced
0029394376        PING                       CA      95035           PUD          Primary     Cash-out Refinance        Standard
0029396892        CLEARY                     CA      94115      Single Family     Primary     Cash-out Refinance        Standard
0029398468        CUNNINGHAM II              OR      97478      Single Family     Primary          Refinance            Reduced
0029406550        HANNA                      CA      92107      Single Family     Primary     Cash-out Refinance        Reduced
0029406592        HERMAN                     CA      95678           PUD          Primary          Refinance            Reduced
0029406667        NGUYEN                     CA      95035           PUD          Primary     Cash-out Refinance        Reduced
0029426608        YARBROUGH                  CA      95407      Single Family     Primary     Cash-out Refinance        Reduced
0029440633        DEAL                       WA      98199      Single Family     Primary          Purchase             Reduced
0029441409        RACHBACH                   CO      80123      Single Family     Primary          Refinance            Reduced
0029448248        BALL                       MN      55082           PUD          Primary          Refinance            Standard
0029448586        WOOD                       OR      97702      Single Family     Primary          Purchase             Reduced
0029449238         SAWYERS                   NC      27030      Single Family     Primary          Refinance            Standard
0029449246        CAFFEY                     CA      92660           PUD          Primary     Cash-out Refinance        Standard
0029452869        POMEROY                    CA      94545      Single Family     Primary          Purchase             Standard
0029457504        DIGIULIO                   CA      94558      Single Family     Primary          Purchase             Standard
0029458007        TIAN                       NJ      08536      Single Family     Primary          Purchase             Standard
0029458494        ERTLER                     TN      38018      Single Family     Primary          Refinance            Standard
0029465473        CARHART                    VA      20105           PUD          Primary          Purchase             Standard
0029472388        FREEMAN                    NC      28630      Single Family     Primary     Cash-out Refinance        Reduced
0029472602        COSIO JR                   CA      95616      Single Family     Primary          Refinance            Reduced
0029473139        CARDWELL                   AZ      85260           PUD          Primary          Refinance            Reduced
0029473873        KANG                       CA      95616           PUD          Primary          Purchase             Reduced
0029476876        MOY                        CA      92692           PUD          Primary          Purchase             Standard
0029493251        BOLGER                     VA      20105           PUD          Primary          Purchase             Standard
0029501053        JAFFRAY                    CA      94110      Single Family     Primary          Purchase             Standard
0029503976        SHEARER                    AL      35213      Single Family     Primary          Refinance            Reduced
0029504487        SEYMOUR                    CA      92107      Single Family     Primary     Cash-out Refinance        Standard
0029504669        FATTOROSI                  CA      91326           PUD          Primary          Purchase             Standard
0029508256        AHMED                      TX      79407      Single Family     Primary          Refinance            Reduced
0029508843        KILLEN JR                  GA      30319           PUD          Primary     Cash-out Refinance        Standard
0029511078        LINDER                     CA      92692           PUD          Primary          Purchase             Standard
0029512183        HUGHES                     CO      80104      Single Family     Primary     Cash-out Refinance        Reduced
0029516283        WILHITE                    CA      94546      Single Family     Primary     Cash-out Refinance        Reduced
0029516515        ZENKER                     CA      95683           PUD          Primary          Refinance            Standard
0029521788        ALLEY III                  CA      92692           PUD          Primary          Purchase             Standard
0029521952        DEERY                      GA      30067      Single Family     Primary          Purchase             Standard
0029525680        HUNTER                     CA      92867           PUD          Primary          Purchase             Standard
0029528643        LEE                        CA      94552           PUD          Primary     Cash-out Refinance        Standard
0029528981        STALVEY                    SC      29205      Single Family     Primary          Refinance            Reduced
0029533528        JUNG                       CA      92692           PUD          Primary          Purchase             Standard
0029535077        YONGYUTH                   CA      92009           PUD          Primary          Refinance            Reduced
0029536620        SERRANO                    MD      20841           PUD          Primary          Purchase             Standard
0029537453        FLETCHER                   CA      92692           PUD          Primary          Purchase             Standard
0029540705        CLOUD                      VA      22153      Single Family     Primary          Purchase             Standard
0029540739        RUNKLE                     MD      21048           PUD          Primary          Purchase             Standard
0029541802        HAMPTON                    CA      95023      Single Family     Primary     Cash-out Refinance        Standard
0029541919        WILSON                     CA      94550      Single Family     Primary          Purchase             Standard
0029547338        HATAISHI                   CA      92692           PUD          Primary          Purchase             Standard
0029547841        MCCORMICK                  MO      63131           PUD          Primary          Refinance            Standard
0029548344        GILBERT                    CA      92692           PUD          Primary          Purchase             Reduced
0029548922        LAWRENCE                   AL      35242           PUD          Primary          Purchase             Standard
0029551090        LARGE                      TX      77019      Condominimum      Primary          Purchase             Standard
0029551181        ULLOA COCIO                CA      95215      Single Family     Primary          Purchase             Standard
0029553070        APRA                       CA      95060      Single Family     Primary          Purchase             Reduced
0029553260        STONE                      SC      29601      Single Family     Primary          Refinance            Standard
0029553831        CARMICHAEL                 CO      80104           PUD          Primary          Purchase             Reduced
0029554722        SHANOR                     CA      92867           PUD          Primary          Purchase             Reduced
0029554847        GARDEN                     CA      94506           PUD          Primary          Purchase             Standard
0029555588        FARMER                     AL      35404      Single Family     Primary     Cash-out Refinance        Reduced
0029555604        MERILATT                   CO      80234           PUD          Primary          Purchase             Reduced
0029558608        SAIKLEY                    SC      29483      Single Family     Primary          Purchase             Standard
0029558632        SOLYAN                     CA      94954      Single Family     Primary          Purchase             Reduced
0029559911        MARTINEZ SALMER            CA      92692           PUD          Primary          Purchase             Reduced
0029560489        GALL                       SC      29681      Single Family     Primary          Refinance            Standard
0029560570        GIRARDI                    OH      43220      Single Family     Primary          Refinance            Standard
0029562030        SOUSA                      WA      98001      Single Family     Primary          Purchase             Standard
0029562204        KLANN                      TX      77019      Single Family     Primary          Purchase             Reduced
0029562311        LEWICKI                    WA      98125      Single Family     Primary          Purchase             Standard
0029562345        HERNANDEZ                  CA      95020      Single Family     Primary     Cash-out Refinance        Standard
0029562428        LAZZELL                    CO      80126           PUD          Primary          Purchase              Stated
0029562790        SPAHN                      CO      80209      Single Family     Primary     Cash-out Refinance        Standard
0029562907        AMENDOLA                   TX      75028           PUD          Primary          Purchase             Standard
0029562998        CRONIN                     CA      95003      Single Family     Primary     Cash-out Refinance        Reduced
0029563004        BRANAN                     CO      80904           PUD          Primary     Cash-out Refinance        Standard
0029563038        SAYLES                     CA      92677      Single Family     Primary          Refinance            Standard
0029564077        ENDRESS                    MA      01062      Single Family     Primary          Purchase             Standard
0029564606        CHOU                       VA      20120           PUD          Primary          Purchase             Reduced
0029564655        STATON                     GA      30345      Single Family     Primary          Refinance            Reduced
0029566940        NOTO                       NJ      07853      Single Family     Primary          Purchase             Reduced
0029567427        KRISHEL                    CA      92130           PUD          Primary          Refinance            Reduced
0029567906        COLLIER                    CO      80118      Single Family     Primary          Purchase             Reduced
0029568045        BECK                       NV      89129           PUD          Primary     Cash-out Refinance        Standard
0029571916        OKEEFE                     WI      53115      Single Family     Primary     Cash-out Refinance        Standard
0029572195        BRANSTETTER                WA      98045      Single Family     Primary          Purchase             Reduced
0029572419         CHAPNICK                  FL      34238           PUD          Primary          Purchase             Reduced
0029573953        FELDER JR                  NC      27502           PUD          Primary          Refinance            Reduced
0029574340        PARAISO                    WA      98275           PUD          Primary          Purchase             Reduced
0029575172        JACOBSON                   CA      90274      Single Family     Primary          Purchase             Standard
0029575206        SCOTT                      CA      92656           PUD          Primary          Purchase             Standard
0029575248        GOVIND                     VA      20120           PUD          Primary          Purchase             Standard
0029575800        KATZ                       VA      22301           PUD          Primary     Cash-out Refinance        Reduced
0029575966        RICHARDSON                 CA      94558      Single Family     Primary          Purchase             Standard
0029576162        OSALBO                     CA      94545      Single Family     Primary          Purchase             Standard
0029576204        BOBZIEN                    IN      47130      Condominimum      Primary          Refinance            Standard
0029576568        UTIGARD                    WA      98166      Single Family     Primary          Refinance            Reduced
0029577087        SIMPSON                    CO      80027           PUD          Primary          Purchase             Standard
0029577129        THOMMARSON                 CA      92679           PUD          Primary          Purchase             Standard
0029577145        QUANG                      VA      20124           PUD          Primary          Purchase             Standard
0029577954        AKHTAR                     IL      60504           PUD          Primary          Purchase             Reduced
0029578127        TRAN                       VA      20120           PUD          Primary          Purchase             Reduced
0029578390        EISENBAUM                  CO      80111           PUD          Primary          Refinance            Reduced
0029578705        DAVIS                      NY      10514      Single Family     Primary          Purchase             Standard
0029579265        MARGOTTA                   NY      10804      Single Family     Primary     Cash-out Refinance        Standard
0029579349        HAYDEN                     CO      80537           PUD          Primary     Cash-out Refinance        Reduced
0029580214        STEVENS                    WA      98122      Single Family     Primary          Purchase             Standard
0029581816        PEREZ                      MN      55014      Single Family     Primary          Refinance            Standard
0029582269        NICHOLS                    NM      87710           PUD         Secondary         Refinance            Reduced
0029583077        COHEN                      NM      87501      Single Family     Primary     Cash-out Refinance        Reduced
0029584182        BLEDSOE                    CO      81620      Single Family     Primary          Refinance            Reduced
0029586021        KOEHNE                     TX      75214      Single Family     Primary          Purchase             Reduced
0029586567        WISSNER                    NJ      07726      Single Family     Primary          Purchase             Reduced
0029586666        PULIDO JR                  NC      27408      Single Family     Primary          Purchase             Reduced
0029587730        WEE                        CA      91042      Single Family     Primary          Purchase             Standard
0029587904        COLLINS                    TX      75104           PUD          Primary          Refinance            Reduced
0029588126        FOUCHE JR                  SC      29204      Single Family     Primary          Purchase             Reduced
0029588282        RAMSTETTER                 CO      80401      Single Family     Primary     Cash-out Refinance        Reduced
0029588357        BAYS                       TN      38017      Single Family     Primary          Purchase             Reduced
0029588654        DOVERSPIKE                 VA      23451      Single Family     Primary          Refinance            Reduced
0029588704        EASTERBY                   GA      30319      Single Family     Primary          Purchase             Reduced
0029589041        SINHA                      CO      80027           PUD          Primary          Purchase             Reduced
0029589090        MA                         CA      91745      Single Family     Primary          Refinance            Reduced
0029590437        STEPHENS                   TX      77469           PUD          Primary          Refinance            Standard
0029591575        LAUGLE                     NV      89134           PUD          Primary          Purchase             Standard
0029593803        FRESEMAN                   AZ      85268      Single Family     Primary          Refinance            Standard
0029594009        CONNOLLY                   WA      98144      Single Family     Primary          Purchase             Reduced
0029594041        SMITH                      GA      30075      Single Family     Primary          Purchase             Standard
0029594132        LEUTNER                    CO      80439      Single Family     Primary          Refinance            Reduced
0029594181        PORTER                     CA      92008           PUD          Primary          Purchase             Reduced
0029594215        ATMORE                     CA      92009      Condominimum      Primary          Purchase             Reduced
0029594231        TRAN                       CA      92867           PUD          Primary          Purchase             Standard
0029594637        JACOB                      CO      80104           PUD          Primary          Refinance            Standard
0029594660        HOLZ JR                    VA      20165           PUD          Primary          Purchase             Standard
0029595493        DUNCAN JR                  NC      28216           PUD          Primary          Purchase             Reduced
0029597226        BOURKE                     VA      22936      Single Family    Secondary         Purchase             Reduced
0029597853        KEISTER                    VA      22046      Single Family     Primary     Cash-out Refinance        Reduced
0029597861        BRISCOE                    MD      20839      Single Family     Primary          Refinance            Reduced
0029599966        MCCABE                     NC      27604      Single Family     Primary          Purchase             Reduced
0029599982        TOFFLEMIRE                 WA      98075           PUD          Primary          Purchase             Standard
0029601069        SCHAEFFER                  VA      20112           PUD          Primary          Purchase             Standard
0029601077        GALLO                      PA      19342           PUD          Primary          Purchase             Reduced
0029601085        GREASER                    CO      80116      Single Family     Primary          Purchase             Reduced
0029601093        HADD                       TX      76034           PUD          Primary          Refinance            Standard
0029601101        KENDRICK                   CO      80104           PUD          Primary          Refinance            Reduced
0029601390        ENKE                       NE      68130           PUD          Primary          Purchase             Reduced
0029601838        TESORO                     CA      92008           PUD          Primary          Purchase             Standard
0029602638        PARK                       GA      30097           PUD          Primary          Purchase             Standard
0029603222        SHOEMAKER                  MD      21037           PUD          Primary          Purchase             Reduced
0029604717        KENNEDY                    CA      92008           PUD          Primary          Purchase             Standard
0029605144        MUELLER                    NC      28117           PUD          Primary          Refinance            Reduced
0029605714        ANDERSON                   TX      77379           PUD          Primary          Purchase             Standard
0029605870        PAYNE                      CA      94588           PUD          Primary          Purchase             Reduced
0029606449        WICKSTROM                  VA      20112           PUD          Primary          Purchase             Reduced
0029608908        ROWLAND                    CO      80004      Single Family     Primary          Purchase             Standard
0029609914        THOMPSON                   TX      77057           PUD          Primary          Refinance            Standard
0029610342        WILLIAMS                   CA      94526      Single Family     Primary          Purchase             Reduced
0029611258        NEEDHAM                    CO      80127           PUD          Primary          Purchase             Reduced
0029611993        PASCUA                     MI      48170      Single Family     Primary          Purchase             Reduced
0029613171        KIELY                      TX      77356           PUD          Primary          Purchase             Reduced
0029613775        ANDERS                     CA      91302           PUD          Primary          Purchase             Reduced
0029614591        WOOLLEY                    NM      87505      Single Family     Primary          Purchase             Standard
0029614708        KALDUNSKI                  CA      95472      Single Family     Primary     Cash-out Refinance        Reduced
0029614807        COSTON                     GA      30152           PUD          Primary          Purchase             Standard
0029614948        EVANS                      NM      87501           PUD          Primary          Refinance            Standard
0029615358        GORDON                     CO      80439           PUD          Primary          Refinance            Standard
0029615671        WILSON                     VA      20194           PUD          Primary          Purchase             Reduced
0029615705        CORTES                     CA      95122      Single Family     Primary          Purchase             Standard
0029617180        KELLER                     AL      35223      Single Family     Primary          Purchase             Reduced
0029618055        LONG                       CO      80465      Single Family     Primary          Refinance            Standard
0029618410        TIMONEY                    NJ      07410      Single Family     Primary          Purchase             Standard
0029618683        HELM                       MN      55113      Single Family     Primary     Cash-out Refinance        Reduced
0029620895        JOHNSON                    CO      80124      Single Family     Primary          Purchase             Reduced
0029621422        STRAHORN                   TX      78731           PUD          Primary          Purchase             Reduced
0029621596        OKEEFE                     CO      80439      Single Family     Primary     Cash-out Refinance        Standard
0029621745        HAINES                     CA      92630           PUD          Primary          Purchase             Reduced
0029621919        PARKINSON                  WA      98103      Single Family     Primary     Cash-out Refinance        Reduced
0029622768        FLOOD SR                   CA      94546      Single Family     Primary     Cash-out Refinance        Reduced
0029622826        POLLARD                    SC      29676      Single Family     Primary          Purchase             Standard
0029622966        MOORE                      OH      43017      Single Family     Primary          Refinance            Standard
0029622990        WARSHAW                    CO      80301           PUD          Primary          Refinance            Reduced
0029624822        ROUSE                      MD      21146      Single Family     Primary          Purchase             Reduced
0029624855        HURLEY                     CO      80104           PUD          Primary          Purchase             Standard
0029624863        CHOE                       VA      20171           PUD          Primary          Purchase             Reduced
0029624921        FITZGERALD                 NM      87501           PUD          Primary          Purchase             Reduced
0029624939        TYRRELL                    KY      40059      Condominimum      Primary          Refinance            Standard
0029625092        THOMPSON                   NM      87501      Single Family     Primary          Purchase             Standard
0029625118        GOLDSTINE                  NJ      08501           PUD          Primary          Purchase             Standard
0029628047        KAWAMOTO                   CA      95010      Single Family     Primary     Cash-out Refinance        Reduced
0029629078        TANIGUCHI                  CA      95051      Single Family     Primary          Purchase             Reduced
0029629268        DULAS                      MN      55424      Single Family     Primary          Purchase             Reduced
0029630092        MAGES                      IL      60062      Single Family     Primary          Purchase             Reduced
0029630159        GUTIERREZ                  IL      60610      Condominimum      Primary          Purchase             Standard
0029630266        ROBERTS                    TX      75248      Single Family     Primary          Refinance            Reduced
0029630316        DUCOFF                     TX      75230      Single Family     Primary          Refinance            Reduced
0029630506        CADY                       AZ      85259           PUD          Primary          Purchase             Reduced
0029630662        ABRAHAMSON                 CA      95037      Single Family     Primary          Purchase             Reduced
0029630860        JOHANNSEN                  MO      64012      Single Family     Primary          Purchase             Reduced
0029630886        DEWITZ                     NJ      07728      Single Family     Primary          Purchase             Reduced
0029630910        YOUNG                      SC      29439      Condominimum      Primary          Purchase             Reduced
0029631009        ONO                        CA      90277      Single Family     Primary          Refinance            Reduced
0029631215        STEPHENS                   WA      98335      Single Family     Primary          Refinance            Standard
0029631298        TAN                        CA      94587           PUD          Primary          Purchase             Reduced
0029631348        WINSTON                    CO      80129           PUD          Primary          Purchase             Standard
0029631371        HIPP                       CO      80126           PUD          Primary          Refinance            Standard
0029631389        MAY                        CO      80209      Condominimum      Primary          Purchase             Standard
0029631405        JAMES                      WA      98072      Single Family     Primary          Refinance            Standard
0029631439        GON                        CA      94611      Single Family     Primary          Purchase             Standard
0029632577        LIRA                       IL      60622      Single Family     Primary          Refinance            Standard
0029634326        MARCUS                     CA      92653      Single Family     Primary     Cash-out Refinance        Standard
0029634342        FRYE                       VA      22043      Single Family     Primary          Purchase             Reduced
0029634540        MCCORMICK                  NC      27705      Single Family     Primary     Cash-out Refinance        Reduced
0029634573        EDDI                       IL      60076      Single Family    Secondary         Purchase             Standard
0029634581        MEEHAN                     MA      01740      Single Family     Primary          Purchase             Standard
0029634607        COHN                       AZ      85284           PUD          Primary          Purchase             Reduced
0029634623        PERRY JR                   CO      80016           PUD          Primary     Cash-out Refinance        Reduced
0029634649        FICK                       CA      92065      Single Family     Primary     Cash-out Refinance        Reduced
0029634714        POZOLO                     MI      48316      Single Family     Primary          Purchase             Standard
0029634789        WEISENFELDER               MO      63005           PUD          Primary          Purchase             Reduced
0029635562        SHERIDAN                   NC      28173           PUD          Primary          Purchase             Reduced
0029635588        CHASTAIN                   AR      72756      Single Family     Primary     Cash-out Refinance        Standard
0029636966        MCCOOK                     CO      80210      Single Family     Primary          Purchase             Standard
0029637071        SWARTZ                     NY      10573      Single Family     Primary          Purchase             Standard
0029637097        DUNN                       MD      21042           PUD          Primary          Refinance            Standard
0029637188        MURPHY                     CA      90803      Single Family     Primary          Purchase             Reduced
0029637212        SULKIN                     IL      60061      Single Family     Primary          Refinance            Standard
0029637238        JOHN                       CA      92861      Single Family     Primary          Purchase             Standard
0029637287        BARTON                     CA      92025      Single Family     Primary          Purchase             Standard
0029637386        SPARKS                     CA      92648      Single Family     Primary     Cash-out Refinance        Reduced
0029637469        MANGINELLI III             CA      92656           PUD          Primary          Refinance            Standard
0029637501        VIGNOLI                    NY      11725       Two Family       Primary     Cash-out Refinance        Reduced
0029638277        TENHUISEN                  CA      92602           PUD          Primary          Purchase             Standard
0029638301        COLLINS                    IL      60137      Single Family     Primary     Cash-out Refinance        Reduced
0029638418        CHOUINARD                  CA      91381      Single Family     Primary          Purchase             Reduced
0029638541        LOWENSTEIN                 VA      22182           PUD          Primary     Cash-out Refinance        Reduced
0029638574        HAMMELL                    VA      22309           PUD          Primary          Refinance            Reduced
0029638608        ROWE                       CA      92705      Single Family     Primary          Purchase             Standard
0029638640        STEIER                     NY      11747      Single Family     Primary          Purchase             Standard
0029638681        PEELISH                    MD      21035      Single Family     Primary     Cash-out Refinance        Standard
0029638723        ZHIVETIN                   CA      92882      Single Family     Primary          Purchase             Standard
0029639663        GETZ JR                    CO      80466      Single Family     Primary     Cash-out Refinance        Standard
0029639770        LAURENTI                   WA      98275      Single Family     Primary          Purchase             Reduced
0029641396        MCKENNEY                   NY      10304      Single Family     Primary          Refinance            Standard
0029641446        MCDERMOTT                  MD      20653      Single Family     Primary          Purchase             Reduced
0029641479        LAU                        TX      75093           PUD          Primary          Purchase             Reduced
0029641487        PARKER                     VA      22308      Single Family     Primary          Refinance            Reduced
0029643483        FOVINCI                    OR      97229           PUD          Primary          Purchase             Reduced
0029645611        ANDERSON                   MD      21401      Single Family     Primary     Cash-out Refinance        Reduced
0029645652        WHITE                      CT      06752      Single Family     Primary     Cash-out Refinance        Standard
0029645835        MERTENS                    VT      05452      Single Family     Primary          Purchase             Standard
0029646817        NUGENT                     VA      20148           PUD          Primary          Purchase             Standard
0029646833        SHANKAR                    MD      20853           PUD          Primary          Purchase             Standard
0029646890        ROWE                       DC      20015      Single Family     Primary          Refinance            Reduced
0029646957        SHAKHAWALA                 NJ      07054      Single Family     Primary          Purchase             Reduced
0029647104        CONROY                     NY      11530      Single Family     Primary          Purchase             Reduced
0029647146        SHULKIN                    CO      80919      Single Family     Primary          Refinance            Reduced
0029647203        GAVIA                      CA      95746      Single Family     Primary          Purchase             Standard
0029647419        PORTESI JR                 CA      95037      Single Family     Primary     Cash-out Refinance        Standard
0029647427        FREEMAN                    OH      44262      Single Family     Primary          Refinance            Standard
0029647559        ALEJO                      CA      91750           PUD          Primary          Purchase             Standard
0029647583        KANODE                     CA      92065           PUD          Primary          Purchase             Reduced
0029647617        MEZA                       CA      90042      Single Family     Primary          Purchase             Standard
0029648110        LEE                        VA      20124           PUD          Primary          Purchase             Reduced
0029648144        VALVA                      CA      94619      Single Family     Primary          Purchase             Reduced
0029649522        JOHNSTON                   MD      20853      Single Family     Primary          Purchase             Reduced
0029649555        FIMBRES                    VA      22101      Single Family     Primary          Purchase             Reduced
0029649753        SMITH                      CA      95602           PUD          Primary          Purchase             Reduced
0029649761        SHORT                      CA      92651      Single Family     Primary          Refinance            Reduced
0029649795        DAVIS                      FL      33140      Single Family     Primary          Refinance            Standard
0029649852        PAGAN                      CA      92009      Condominimum      Primary          Purchase             Reduced
0029649878        JOHNSTONE                  CA      92130           PUD          Primary          Purchase             Reduced
0029649894        CAMINS                     CA      94803      Single Family     Primary          Refinance            Standard
0029649928        ZINN                       CA      95624      Single Family     Primary          Purchase             Standard
0029649977        ZODA                       CA      91401      Single Family     Primary          Refinance            Standard
0029650009        LAMAY                      CA      94598      Single Family     Primary          Purchase             Standard
0029650025        BUSTILLOS                  CA      92679      Single Family     Primary          Purchase             Standard
0029650033        ENRIGHT                    CA      92887           PUD          Primary          Purchase             Standard
0029650041        CHO                        CA      90210      Condominimum      Primary          Purchase             Standard
0029650074        KEY III                    TX      78628      Single Family     Primary          Refinance            Standard
0029650090        GRAYSON                    CA      91362      Condominimum      Primary     Cash-out Refinance        Standard
0029650116        BRENES                     CA      92625       Two Family       Primary          Purchase             Standard
0029650124        ODERNHEIMER                UT      84098      Single Family     Primary          Purchase             Standard
0029650157        LEE                        CA      90019       Two Family       Primary          Purchase             Standard
0029650165        DEGUZMAN                   CA      94541      Single Family     Primary     Cash-out Refinance        Standard
0029650199        MATTHEW                    CA      94538      Single Family     Primary     Cash-out Refinance        Standard
0029650603        BALLANTINE                 VA      22066           PUD          Primary          Purchase             Reduced
0029650637        NICOLL                     MD      20815      Condominimum      Primary          Refinance            Standard
0029650645        LEACH                      MD      20832           PUD          Primary          Refinance            Reduced
0029650678        ROSENBERG                  MD      20874      Single Family     Primary          Refinance            Standard
0029650751        RAMSEY                     MD      20905      Single Family     Primary          Refinance            Standard
0029650769        FRITZLEN                   VA      22310           PUD          Primary          Purchase             Standard
0029650785        LEAPE                      DC      20016      Single Family     Primary          Refinance            Reduced
0029650801        BULLINGTON                 VA      20112           PUD          Primary          Purchase             Reduced
0029650827        FAST                       DC      20015      Single Family     Primary          Refinance            Standard
0029651049        PLUMB                      NJ      07853      Single Family     Primary          Purchase             Standard
0029651080        CAMPBELL                   NJ      07716      Single Family     Primary          Refinance            Reduced
0029651502        MONAHAN                    CA      92651       Two Family       Primary          Purchase             Standard
0029651940        GERBER                     MD      20817      Single Family     Primary          Purchase             Reduced
0029651965        FARNSWORTH                 MD      20816      Single Family     Primary          Purchase             Standard
0029651973        BAILEY                     MD      20816      Single Family     Primary          Refinance            Standard
0029652005        SILBERSTEIN                DC      20037      Condominimum      Primary          Purchase             Standard
0029652039        JOSEPH                     DC      20015      Single Family     Primary          Purchase             Reduced
0029652047        CARNEY                     MD      20816      Single Family     Primary          Purchase             Reduced
0029652062        MALONEY                    VA      22304           PUD          Primary          Purchase             Reduced
0029652088        MEAGHER                    VA      20191      Single Family     Primary          Refinance            Reduced
0029652096        WAFFORD                    IL      60103      Single Family     Primary          Purchase             Reduced
0029652112        COLE                       VA      22066           PUD          Primary          Refinance            Standard
0029652146        LALLEY                     VA      20176           PUD          Primary          Purchase             Reduced
0029652161        JONES                      MD      20874      Single Family     Primary          Purchase             Reduced
0029652187        MURPHY                     VA      22314           PUD          Primary          Purchase             Reduced
0029652195        MILLER                     DC      20007      Single Family     Primary          Purchase             Standard
0029652203        HARRIS                     VA      20171           PUD          Primary     Cash-out Refinance        Standard
0029652336        ANSBACHER                  DC      20015      Single Family     Primary          Purchase             Standard
0029652369        WARD                       VA      22207      Single Family     Primary          Purchase             Reduced
0029652393        HUDOME                     MD      20854      Single Family     Primary          Refinance            Reduced
0029652401        GOLLER                     VA      22032           PUD          Primary          Purchase             Reduced
0029652419        MORGULEC                   DC      20016           PUD          Primary     Cash-out Refinance        Standard
0029652435        WENNERS                    VA      20169           PUD          Primary          Purchase             Standard
0029652468        MCCARTHY                   VA      22181           PUD          Primary          Purchase             Reduced
0029652484        WILKE                      VA      20165           PUD          Primary          Purchase             Standard
0029652500        NUTTER                     VA      22043           PUD          Primary          Purchase             Standard
0029654084        ELLISON                    MN      55123      Single Family     Primary          Purchase             Standard
0029654092        LEONHART                   CA      90505      Condominimum      Primary     Cash-out Refinance        Standard
0029654118        KIM                        CA      90621      Single Family     Primary     Cash-out Refinance        Standard
0029654126        CAMARILLO                  CA      92886      Single Family     Primary          Refinance            Standard
0029654159        DEPKON                     IL      60068      Single Family     Primary          Purchase             Standard
0029654571        RUSNAK                     CA      94550      Single Family     Primary          Purchase             Reduced
0029655297        MANIOTIS                   NY      10522      Single Family     Primary          Purchase             Reduced
0029655651        KNAPP                      TX      78212      Single Family     Primary          Purchase             Standard
0029656998        HEDGECOCK                  CA      92656           PUD          Primary          Purchase             Standard
0029659992        MAIONA                     CA      92602           PUD          Primary          Purchase             Standard
0029660008        ROKOS                      CA      92679           PUD          Primary          Purchase             Standard
0029660016        PUBILL                     CA      94579           PUD          Primary          Refinance            Standard
0029661238        GARNETT III                MD      21122           PUD          Primary          Purchase             Reduced
0029661261        SHIRES                     VA      23059           PUD          Primary          Purchase             Reduced
0029661279        GILL JR                    MD      20816      Single Family     Primary     Cash-out Refinance        Standard
0029661295        COPENHAVER                 DC      20007      Single Family     Primary          Purchase             Reduced
0029661303        RINALDI                    CA      94002      Single Family     Primary     Cash-out Refinance        Reduced
0029661311        MCGHAW                     MD      20882      Single Family     Primary          Refinance            Reduced
0029661329        HEIGEL                     MD      20854      Single Family     Primary     Cash-out Refinance        Reduced
0029661345        PETERSEN JR                NJ      07436      Single Family     Primary     Cash-out Refinance        Reduced
0029661394        CUFF                       CT      06878      Single Family     Primary          Purchase             Reduced
0029661410        SHAYKIN                    CT      06612      Single Family     Primary          Purchase             Reduced
0029661444        ABEL                       VA      22101           PUD          Primary          Refinance            Standard
0029661451        BARRETT                    CT      06612      Single Family     Primary          Purchase             Standard
0029661519        BAKER                      VA      22066      Single Family     Primary     Cash-out Refinance        Reduced
0029661543        LESSIN                     MD      20815           PUD          Primary          Refinance            Reduced
0029661550        MUNDIE                     MD      21037      Single Family     Primary     Cash-out Refinance        Reduced
0029661568        MORRIS                     CA      95014      Single Family     Primary          Purchase             Reduced
0029661600        THOMAS                     VA      22182      Single Family     Primary     Cash-out Refinance        Standard
0029661634        KMIECIAK                   MD      20817      Single Family     Primary     Cash-out Refinance        Reduced
0029661667        KESSLER                    DC      20016      Single Family     Primary          Purchase             Reduced
0029661675        MCBRIDE                    DC      20016      Single Family     Primary          Refinance            Reduced
0029661691        JAGGAR                     VA      22066      Single Family     Primary     Cash-out Refinance        Standard
0029661709        ZHOU                       VA      22030           PUD          Primary          Purchase             Reduced
0029661725        PECORARO                   NJ      07722      Single Family     Primary     Cash-out Refinance        Reduced
0029661733        NEUBAUER                   VA      20171      Single Family     Primary          Refinance            Reduced
0029661758        SCHUMAKER                  MD      21131      Single Family     Primary          Refinance            Standard
0029661790        SELBY                      VA      22046      Single Family     Primary          Refinance            Reduced
0029661857        MARINELLI                  MD      21042           PUD          Primary          Refinance            Reduced
0029661873        MURRAY                     DC      20015      Single Family     Primary     Cash-out Refinance        Reduced
0029661899        MARMILLION                 DC      20009        Townhouse       Primary          Purchase             Reduced
0029661907        KRISHNAMURTHY              MD      20850           PUD          Primary          Refinance            Reduced
0029661949        AUGUSTINE JR               VA      22033           PUD          Primary          Purchase             Reduced
0029662020        VITA                       VA      23233           PUD          Primary          Refinance            Standard
0029665395        FEELEY                     VA      22207      Single Family     Primary          Refinance            Standard
0029665445        HURST                      IL      60126      Single Family     Primary          Refinance            Reduced
0029665486        TORRES                     FL      33328           PUD          Primary          Purchase             Standard
0029665494        MORRIS                     CO      80016           PUD          Primary          Refinance            Standard
0029665650        BURNSIDE                   AL      36117           PUD          Primary          Refinance            Reduced
0029665684        COUGAR                     VA      20112           PUD          Primary          Purchase             Standard
0029665718        DALTON                     MO      63021           PUD          Primary          Purchase             Reduced
0029665841        CLAUSSEN                   IL      60610      Condominimum      Primary          Refinance            Reduced
0029666062        BLACKBURN                  NJ      07738      Single Family     Primary          Purchase             Reduced
0029666187        WEBB                       NC      28403           PUD          Primary          Purchase             Reduced
0029666351        CASTANEDA                  IL      60608           PUD          Primary          Purchase             Standard
0029666401        BERG                       IL      60611      Condominimum      Primary          Refinance            Reduced
0029666435        CHAVEZ                     FL      33330           PUD          Primary          Purchase             Reduced
0029667912        PARKER                     UT      84095      Single Family     Primary          Purchase             Reduced
0029672151        HIMPLER                    VA      22101      Single Family     Primary          Purchase             Standard
0029672177        MAZZOLA                    CA      91364      Single Family     Primary          Purchase             Standard
0029672508        HOLMES                     UT      84092      Condominimum      Primary          Purchase             Reduced
0029672532        HULL                       TX      75002           PUD          Primary          Purchase             Reduced
0029672540        JEANSONNE                  TX      75009      Single Family     Primary          Refinance            Standard
0029672557        JOHNS                      FL      32810      Single Family     Primary          Purchase             Standard
0029672565        JONES                      CA      91381           PUD          Primary          Purchase             Standard
0029672573        JORDAN                     NC      28037           PUD          Primary          Purchase             Standard
0029672581        KAY                        UT      84054      Single Family     Primary     Cash-out Refinance        Reduced
0029672599        KUCH                       CA      92562      Single Family     Primary          Purchase             Reduced
0029672607        LEVY                       MO      63141      Single Family     Primary     Cash-out Refinance        Standard
0029672623        LORDAN                     MA      01463      Single Family     Primary          Purchase             Standard
0029672631        LUPLOW                     CO      80016           PUD          Primary          Purchase             Standard
0029672664        MCINTURFF                  CA      95746           PUD          Primary          Purchase             Standard
0029672714        WURSTER                    TN      37027           PUD          Primary          Purchase             Reduced
0029672748        YOST                       TX      75208      Single Family     Primary          Purchase             Reduced
0029672755        WEBB                       AZ      85255           PUD          Primary          Purchase             Standard
0029672797        WILLIAMS                   CA      94509      Single Family     Primary          Refinance            Standard
0029672821        WOLFF                      VT      05403      Single Family     Primary     Cash-out Refinance        Standard
0029672847        VANDALE                    CA      91355           PUD          Primary          Purchase             Reduced
0029672896        WALDO                      TX      77041           PUD          Primary          Purchase             Standard
0029672912        SANDERS                    TX      75093           PUD          Primary          Purchase             Reduced
0029672920        SHANNON                    CA      91384           PUD          Primary          Purchase             Reduced
0029672946        SHERMAN                    TX      77479           PUD          Primary          Purchase             Standard
0029672953        NUCERO                     PA      19002      Single Family     Primary          Refinance            Standard
0029672961        OGARA                      MA      02050      Single Family     Primary          Purchase             Reduced
0029672979        SILVER                     AZ      85255           PUD          Primary          Purchase             Reduced
0029672987        PAWA                       FL      33498           PUD         Secondary         Purchase             Standard
0029672995        SMITH                      TX      77005      Single Family     Primary          Purchase             Standard
0029673027        RAMIREZ                    CA      95746           PUD          Primary          Purchase             Standard
0029673035        SOMMERS                    CA      95746           PUD          Primary          Purchase             Standard
0029673043        STEWART                    TN      37932      Single Family     Primary          Refinance            Standard
0029673050        RHEE                       AZ      85236           PUD          Primary          Purchase             Standard
0029673076        ROSEMAN                    CT      06443      Single Family     Primary          Purchase             Standard
0029673118        VANAMBERG                  CA      91355           PUD          Primary          Purchase             Standard
0029673449        RUEDY                      CA      93063           PUD          Primary          Purchase             Standard
0029673472        SAHLI                      OR      97229           PUD          Primary          Refinance            Reduced
0029673480        DRAPER                     CA      95746           PUD          Primary          Purchase             Standard
0029673498        EDWARDS                    CA      93065           PUD          Primary          Purchase             Reduced
0029673514        SAMHAT                     CA      92867           PUD          Primary          Purchase             Reduced
0029673548        GREEN                      WA      98296      Single Family     Primary          Purchase             Reduced
0029673571        CHRYST                     AZ      85048           PUD          Primary          Purchase             Standard
0029673597        GREEN                      IL      60061           PUD          Primary          Purchase             Standard
0029673613        HAPPOLDT SR                CA      92860      Single Family     Primary          Purchase             Standard
0029673621        DESANCTIS                  TX      77041           PUD          Primary          Purchase             Standard
0029673639        HATTEBERG                  WA      98332           PUD          Primary          Purchase             Reduced
0029673654        HEINDEL                    TX      77042           PUD          Primary          Purchase             Standard
0029673662        BOEDDIKER                  NV      89509           PUD          Primary          Purchase             Standard
0029673670        HEMPHILL II                FL      33062      Single Family     Primary          Refinance            Standard
0029673720        CANTU JR                   CA      95746           PUD          Primary          Purchase             Standard
0029673738        BARTOLI                    AZ      85248           PUD          Primary          Refinance            Standard
0029673746        GILBERT                    TX      77355           PUD          Primary          Refinance            Standard
0029673761        BASTIAN                    CA      91381           PUD          Primary          Purchase             Standard
0029673787        BULMAN                     PA      19342           PUD          Primary          Purchase             Standard
0029674595        BAUTISTA                   CA      95131      Single Family     Primary     Cash-out Refinance        Reduced
0029675519        COX                        NC      27455           PUD          Primary          Purchase             Reduced
0029677515        LIM                        CA      92679           PUD          Primary          Purchase             Reduced
0029677556        LYONS                      CA      92679           PUD          Primary          Purchase             Reduced
0029677606        HERMAN                     CA      94945      Single Family     Primary          Purchase             Standard
0029677630        NIRNAKAR                   CA      94587           PUD          Primary          Purchase             Standard
0029684024        TAINTER                    WA      98004      Single Family     Primary          Refinance            Standard
0029685526        WADAS                      IL      60010           PUD          Primary          Purchase             Reduced
0029685559        SILVERBERG                 IL      60607      Condominimum      Primary          Refinance            Reduced
0029685575        RULLAN JR                  FL      33067           PUD          Primary          Purchase             Reduced
0029685591        PARDUE                     FL      33606      Single Family     Primary          Purchase             Reduced
0029688298        SEVILLA                    CA      91902      Single Family     Primary     Cash-out Refinance        Standard
0029688314        ENRIGHT                    CA      95946      Single Family     Primary          Refinance            Standard
0029688355        EIRI                       CA      95722           PUD          Primary          Refinance            Standard
0029688363        HICKS                      VA      22201      Single Family     Primary          Refinance            Standard
0029688389        PATEL                      CA      95014           PUD          Primary          Purchase             Standard
0029688439        CAMPBELL                   CA      95037      Single Family     Primary     Cash-out Refinance        Standard
0029688488        FOLLMER                    CA      91320      Single Family     Primary          Refinance            Standard
0029688512        HENLEY III                 NM      87505      Single Family     Primary     Cash-out Refinance        Standard
0029688793        ZABURDA                    IL      60093           PUD          Primary          Refinance            Standard
0029688819        PATS                       MD      21029           PUD          Primary     Cash-out Refinance        Standard
0029688884        SNOW                       CA      92688           PUD          Primary          Purchase             Standard
0029689007        LEHR JR                    PA      19002      Single Family     Primary          Refinance            Standard
0029689148        KLEMMER                    CA      94611      Single Family     Primary     Cash-out Refinance        Standard
0029689171        SPINNER III                AZ      85022      Single Family     Primary          Purchase             Standard
0029689221        WALSH                      MI      48104      Single Family     Primary     Cash-out Refinance        Reduced
0029689270        GRATCH                     MD      20754      Single Family     Primary          Refinance            Standard
0029689288        BROWN                      WA      98258      Single Family     Primary     Cash-out Refinance        Standard
0029689296        PAPA                       CA      95132      Single Family     Primary     Cash-out Refinance        Standard
0029689841        BUCHANAN                   AL      35216      Single Family     Primary          Refinance            Reduced
0029689858        MINER                      MD      20902      Single Family     Primary          Purchase             Standard
0029689866        FITZGERALD                 CA      90732      Single Family     Primary          Refinance            Standard
0029689874        DYBOWSKI                   IL      60185           PUD          Primary          Refinance            Standard
0029689882        MURKIN                     VA      23838           PUD          Primary     Cash-out Refinance        Standard
0029689890        MCCARTHY                   MO      63017           PUD          Primary          Refinance            Reduced
0029689908        DIWAN                      CA      95148      Single Family     Primary          Purchase             Standard
0029689957        MORRIS                     IL      60441           PUD          Primary          Refinance            Standard
0029689965        THOENSEN                   IL      60069      Single Family     Primary          Purchase             Standard
0029690005        CASENTINI                  CA      95864      Single Family     Primary          Refinance            Standard
0029690021        AUSTIN                     CA      90068      Single Family     Primary          Purchase             Reduced
0029690062        DAVIDSON                   CO      80130           PUD          Primary     Cash-out Refinance        Standard
0029690120        SAZEGARI                   CA      94043      Single Family     Primary     Cash-out Refinance        Standard
0029690138        DOMRES                     AZ      85032      Single Family     Primary          Purchase             Reduced
0029690146        CLARK                      VA      20152           PUD          Primary     Cash-out Refinance        Reduced
0029690195        WASSERMAN                  CA      91377      Single Family     Primary          Purchase             Standard
0029690260        GREENBERG                  MD      20854      Single Family     Primary          Refinance            Standard
0029690302        CHANCELLOR                 UT      84103      Single Family     Primary          Refinance            Standard
0029690310        ARDOVINO                   UT      84098      Single Family     Primary     Cash-out Refinance        Standard
0029690369        SKOMRA                     VA      22046      Single Family     Primary     Cash-out Refinance        Reduced
0029690435        RINKLE                     CA      95125      Condominimum      Primary          Purchase             Standard
0029690476        MEHTA                      IL      60048      Single Family     Primary     Cash-out Refinance        Reduced
0029690492        MALMBERG                   GA      30067           PUD          Primary          Purchase             Reduced
0029690500        FISCH                      VA      20155           PUD          Primary     Cash-out Refinance        Standard
0029690534        CASHMORE                   MN      55436      Single Family     Primary     Cash-out Refinance        Reduced
0029690559        MARSHALL                   AZ      86305      Single Family    Secondary         Refinance            Standard
0029690609        WOLF                       MA      02129       Two Family       Primary     Cash-out Refinance        Standard
0029690633        RULH                       CO      80126           PUD          Primary          Refinance            Standard
0029690682        NORDWALL                   CO      80601           PUD          Primary          Refinance            Standard
0029690690        NGUYEN                     CA      92886      Single Family     Primary          Purchase             Standard
0029692084        SILVERMAN                  FL      34238           PUD          Primary          Purchase             Reduced
0029695871        MAIO                       CA      93021           PUD          Primary          Purchase             Standard
0029695947        LAMBERTO                   CA      94583      Single Family     Primary     Cash-out Refinance        Reduced
0029696036        BOVENIZER                  CA      92009           PUD          Primary          Purchase             Standard
0029696051        MANSFIELD                  CA      93021           PUD          Primary          Purchase             Standard
0029696077        BENNETT                    CA      92673      Condominimum      Primary          Purchase             Standard
0029696101        RODGERS                    CA      94550      Single Family     Primary          Purchase             Standard
0029699527        DAVIS                      CA      94523      Single Family     Primary          Refinance            Reduced
0029700796        BAE                        CO      80016      Single Family     Primary     Cash-out Refinance        Standard
0029705159        LONGMIRE                   CA      94596           PUD          Primary     Cash-out Refinance        Reduced
0029705266        OBRIEN                     CA      90732      Single Family     Primary          Purchase             Standard
0029705290        JONAS                      MA      02468      Single Family     Primary     Cash-out Refinance        Standard
0099000481        HOIBERG                    CA      95020      Single Family     Primary          Refinance            Standard
0099001398        NELSON                     CA      94523      Single Family     Primary     Cash-out Refinance        Standard
0099001414        MESSER                     CA      93907      Single Family     Primary     Cash-out Refinance        Standard
0099003154        HUGHES                     CA      92131           PUD          Primary     Cash-out Refinance        Standard
0099003501        CHASMAN                    CA      95370      Single Family     Primary     Cash-out Refinance        Standard
0099003535        JOHNSTON                   CA      94086      Condominimum      Primary     Cash-out Refinance        Standard
0099003659        KRING                      CA      94565      Single Family     Primary          Purchase             Standard
0099008161        MOYNIHAN                   MA      02056      Single Family     Primary          Refinance            Standard
0099008443        KISSEL                     MD      21401      Single Family     Primary          Refinance            Standard
0099010258        MOZAYENI                   NC      28226      Single Family     Primary          Refinance            Standard
0099011173        ZONE JR                    VA      22180      Single Family     Primary          Purchase             Standard
0099011439        CHRISTENSON                DC      20024           PUD          Primary          Purchase             Reduced
0099012254        HOFFMAN                    NC      28031           PUD          Primary          Purchase             Reduced
0099014441        CHUDAY JR                  VA      20171           PUD          Primary          Purchase             Standard
0099014722        MCMINN                     VA      20148           PUD          Primary          Refinance            Reduced
0099015588        MCMAHAN                    CA      92008           PUD          Primary          Purchase             Standard
0099015745        NGO                        CA      95138      Single Family     Primary     Cash-out Refinance        Standard
0099015893        GALLAGHER                  TX      77005      Single Family     Primary          Purchase             Reduced
0099016081        STITH                      GA      30126           PUD          Primary          Purchase             Standard
0099016529        RICHARDS                   CO      80228           PUD          Primary          Purchase             Standard
0099017212        BORGMAN                    CA      95010      Single Family     Primary          Refinance            Standard
0099017329        YOUNGER                    CA      94901      Single Family     Primary          Refinance            Reduced
0099017360        CROCKETT                   CA      94517      Single Family     Primary          Refinance            Reduced
0099017394        HEEBNER                    CT      06430      Single Family     Primary          Refinance            Standard
0099017733        BURGESS                    VA      23113           PUD          Primary          Purchase             Standard
0099017758        WHITEMAN                   CA      94583      Single Family     Primary     Cash-out Refinance        Standard
0099017931        CROSS                      VA      20176           PUD          Primary          Purchase             Reduced
0099018897        ISHAKIAN                   VA      22101      Single Family     Primary          Refinance            Standard
0099019036        KARNIK                     VA      20176           PUD          Primary          Purchase             Reduced
0099019325        HAIGNEY                    FL      32963      Single Family     Primary          Refinance            Standard
0099019515        HOLTZMAN                   TX      77008      Single Family     Primary          Refinance            Reduced
0099019853        KORMANN                    VA      20176           PUD          Primary          Purchase             Standard
0099019929        BETRY                      CA      92130      Single Family     Primary     Cash-out Refinance        Reduced
0099019937        SEPULVEDA                  VA      20194           PUD          Primary          Refinance            Standard
0099020018        CAMPFIELD                  CA      94941      Single Family     Primary     Cash-out Refinance        Standard
0099020026        MC ANERNEY                 CA      95003      Single Family     Primary     Cash-out Refinance        Standard
0099020240        ZINDER                     NJ      08540      Single Family     Primary          Purchase             Standard
0099020331        REPKE                      VA      22302      Single Family     Primary          Purchase             Reduced
0099020562        FROST                      CA      94558      Single Family     Primary     Cash-out Refinance        Standard
0099020653        SCHECTMAN                  CA      94028           PUD          Primary     Cash-out Refinance        Standard
0099020679        MCCARTY                    TX      76248      Single Family     Primary          Purchase             Standard
0099020984        WILLETT                    GA      30290           PUD          Primary          Purchase             Reduced
0099021446        HAWKINS                    TX      77479           PUD          Primary          Refinance            Reduced
0099021594        BEAVIN                     PA      19460           PUD          Primary          Purchase             Standard
0099021750        DOAN                       CA      95148      Single Family     Primary          Refinance            Reduced
0099021875        BUTLER                     TX      76092           PUD          Primary          Purchase             Reduced
0099021909        COPLESTON                  SC      29464           PUD          Primary     Cash-out Refinance        Standard
0099022501        SANTIAGO                   CA      95032      Single Family     Primary     Cash-out Refinance        Standard
0099022717        CHOPRA                     CA      92602      Single Family     Primary          Purchase             Standard
0099022873        STRANG                     GA      30004           PUD          Primary          Refinance            Reduced
0099023426        WESTEMEIER                 VA      22205      Single Family     Primary          Purchase             Reduced
0099023657        PONNALURI                  VA      22015           PUD          Primary          Purchase             Reduced
0099023970        RODIECK                    CA      93940       Two Family       Primary     Cash-out Refinance        Standard
0099024135        RYON                       NC      28117      Single Family     Primary     Cash-out Refinance        Standard
0099024200        LARSON                     MN      55123      Single Family     Primary          Purchase             Reduced
0099024291        KOOGLER                    VA      24104      Single Family    Secondary         Refinance            Standard
0099025215        OOSTERBAAN                 VA      20165           PUD          Primary          Refinance            Reduced
0099026379        KAMPHAUS                   VA      23059           PUD          Primary          Purchase             Standard
0099026569        HOLMSTRAND                 VA      20176           PUD          Primary          Purchase             Reduced
0099026643        LATSIS                     CA      94588           PUD          Primary     Cash-out Refinance        Standard
0099026668        PATE JR                    VA      20112      Single Family     Primary          Purchase             Reduced
0099026692        SOORENKO                   MD      20850           PUD          Primary          Purchase             Reduced
0099027104        MILLS                      GA      30115           PUD          Primary          Refinance            Reduced
0099027252        GONZALEZ                   FL      34984      Single Family    Secondary         Purchase             Standard
0099027427        HUSSEINI                   TX      77009      Single Family     Primary          Refinance            Standard
0099028821        OXSEN                      CA      95125      Single Family     Primary          Refinance            Standard
0099029266        WEDDLE                     TN      37922      Single Family     Primary          Purchase             Standard
0099029274        FENRICH                    OR      97405           PUD          Primary          Purchase             Standard
0099029290        IANONNE                    NC      27502      Single Family     Primary     Cash-out Refinance        Standard
0099029498        PFIFFNER                   CA      95472      Single Family     Primary     Cash-out Refinance        Reduced
0099029589        SILBERT                    MD      21032      Single Family     Primary     Cash-out Refinance        Standard
0099029712        MIKAMI                     CA      94507      Single Family     Primary     Cash-out Refinance        Standard
0099030397        FOLKART                    MD      21208      Single Family     Primary          Purchase             Standard
0099030793        MANELSKI                   VA      22101           PUD          Primary          Purchase             Reduced
0099030843        WEISSBAUM                  FL      33154     High-Rise Condo    Primary          Purchase             Standard
0099031056        KELLNER                    CO      80126      Single Family     Primary     Cash-out Refinance        Standard
0099031395        BEATTY                     CA      93924      Single Family     Primary          Refinance            Standard
0099031478        KNOPF                      MD      21146      Single Family     Primary          Purchase             Reduced
0099031692        CHARLAND                   CO      80104           PUD          Primary          Purchase             Reduced
0099032039        GERMANO                    CT      06001      Condominimum      Primary          Purchase             Standard
0099032450        LAWSON JR                  MD      21075           PUD          Primary          Purchase             Standard
0099032492        SCHNEIDAWIND               VA      22205      Single Family     Primary          Purchase             Reduced
0099032633        RISINGER                   TX      75093           PUD          Primary          Purchase             Standard
0099032773        MASTRES                    CA      92009      Condominimum      Primary          Purchase             Standard
0099032922        PADDOCK                    TX      77586      Single Family     Primary          Purchase             Standard
0099032948        PERKINS                    VA      20176           PUD          Primary          Purchase             Standard
0099033300        BUTCHA                     CA      90266      Single Family     Primary          Purchase             Reduced
0099033433        METZ                       TX      76034           PUD          Primary          Purchase             Reduced
0099033565        REINECKE                   NV      89052           PUD          Primary          Refinance            Standard
0099033623        NELSON                     NC      28409      Single Family     Primary          Refinance            Standard
0099033771        BUSHNELL                   WA      98027           PUD          Primary          Purchase             Standard
0099033920        CLARE JR                   CA      94513           PUD          Primary          Purchase             Standard
0099034134        RUBIN                      WA      98177      Single Family     Primary          Refinance            Standard
0099034498        HULSE                      CA      94583      Condominimum      Primary     Cash-out Refinance        Standard
0099034613        FOWLER II                  TX      77027           PUD          Primary          Refinance            Reduced
0099034902        NERAD                      IL      60647      Single Family     Primary          Purchase             Standard
0099034910        BISCIOTTI                  MD      21146           PUD          Primary          Refinance            Standard
0099035438        BOONE                      CO      80127           PUD          Primary          Purchase             Standard
0099035974        COSTAN                     CA      92009      Single Family     Primary     Cash-out Refinance        Standard
0099036295        PORTER                     VA      22153           PUD          Primary          Purchase             Reduced
0099037087        AQUILINA                   CA      94550      Single Family     Primary     Cash-out Refinance        Standard
0099037228        MORROW                     CO      80127           PUD          Primary          Refinance            Reduced
0099037822        CALHOUN                    CA      95407      Single Family     Primary          Purchase             Standard
0099037996        SUNG                       CA      90291      Single Family     Primary          Refinance            Reduced
0099038119        DIORIO                     IL      60126      Single Family     Primary          Refinance            Standard
0099038143        PHILOGENE                  NC      27606      Single Family     Primary     Cash-out Refinance        Standard
0099038390        ASUNCION                   CA      95648           PUD          Primary          Purchase             Standard
0099038473        CASASCHI                   CA      92648           PUD          Primary          Refinance            Reduced
0099038507        OCONNELL                   CA      90405      Single Family     Primary     Cash-out Refinance        Standard
0099039083        PEREZ                      NY      11367      Single Family     Primary          Purchase             Standard
0099039208        MCLAUGHLIN III             VA      22101      Single Family     Primary          Purchase             Standard
0099039240        URQUHART                   NC      27511           PUD          Primary          Purchase             Reduced
0099039695        MORROW                     NC      27502           PUD          Primary          Purchase             Standard
0099039950        FROEHLICH                  CA      94960      Single Family     Primary     Cash-out Refinance        Standard
0099040529        MALLORY                    CO      80918           PUD          Primary          Purchase             Standard
0099040859        ZIMMERMAN                  CA      91381           PUD          Primary          Purchase             Standard
0099042186        NETZLEY                    CA      95066      Single Family     Primary     Cash-out Refinance        Reduced
0099042350        WALLACE                    CA      94550      Single Family     Primary     Cash-out Refinance        Standard
0099042665        LEONARD                    NJ      07928      Single Family     Primary     Cash-out Refinance        Standard
0099044984        BREWER                     OR      97229           PUD          Primary          Purchase             Standard
0099045197        PAULSON                    VA      22203      Single Family     Primary          Purchase             Standard
0099047086        RIDGLEY                    CO      80520           PUD          Primary          Purchase             Reduced
0099048142        COLLINS                    OH      44116      Single Family     Primary          Refinance            Reduced
0099048373        LEE                        TX      75093           PUD          Primary          Purchase             Reduced
0099052276        COTTONE                    WA      98052           PUD          Primary          Purchase             Standard
6000414562        FABIAN                     CA      94598      Single Family     Primary          Purchase              Rapid
6000982998        MOON                       CA      94061      Single Family     Primary          Refinance            Standard
6001466702        TRIPP                      MD      20842      Single Family     Primary          Purchase              Rapid
6006348798        MEYER JR                   CA      90266      Single Family     Primary          Refinance             Rapid
6006389552        BLUM                       CA      94618      Single Family     Primary          Refinance             Rapid
6008651223        LECHUGA                    CA      92694           PUD          Primary          Purchase             Standard
6009430866        BEACH                      ID      83616      Single Family     Primary          Refinance             Rapid
6009585586        RICHARDS                   CO      80134           PUD          Primary          Refinance            Standard
6010774278        SIMPSON                    CA      92821           PUD          Primary          Purchase              Rapid
6012363815        WREDBERG                   HI      96740      Condominimum     Secondary         Purchase             Standard
6012666647        HOCHMAN                    CA      94566      Single Family     Primary          Refinance             Rapid
6013951980        BRADFORD                   CA      95129      Single Family     Primary     Cash-out Refinance         Rapid
6015339358        PECK                       CA      94002      Single Family     Primary     Cash-out Refinance         Rapid
6017113041        THOMPSON                   CA      90265      Single Family     Primary          Refinance            Standard
6018332533        MAZUR                      CA      91103      Single Family     Primary     Cash-out Refinance         Rapid
6019456018        HOPKINS                    CA      90405      Condominimum      Primary          Purchase              Rapid
6019751921        PYECROFT                   CA      92610           PUD          Primary          Purchase              Rapid
6023703827        PASHA                      OH      45434      Single Family     Primary          Refinance             Rapid
6024039619        STEVENSON                  MA      02445      Condominimum      Primary          Purchase              Rapid
6026074119        WAGNER                     CA      94941      Condominimum      Primary          Refinance         All Ready Home
6026794666        USTAYEV                    PA      18966      Single Family     Primary          Purchase              Rapid
6027708988        MESSIER                    CA      94086      Single Family     Primary     Cash-out Refinance        Standard
6029450191        MCPHEE                     CA      94960      Single Family     Primary     Cash-out Refinance        Standard
6032399872        PERLMAN                    MA      01945      Single Family     Primary     Cash-out Refinance         Rapid
6032619188        PITRELLI                   VA      22031      Single Family     Primary          Purchase              Rapid
6036813084        REINER                     CA      94702      Single Family     Primary          Purchase             Standard
6037419097        STEHLIK                    FL      34112           PUD          Primary     Cash-out Refinance         Rapid
6037571640        PYLES                      CA      94560      Single Family     Primary          Purchase             Standard
6037780308        PETERS                     CA      90266       Two Family       Primary          Refinance            Standard
6041325710        WERTH                      CA      92037      Single Family     Primary     Cash-out Refinance        Standard
6041601722        KOHUT                      VA      22314      Single Family     Primary          Purchase             Standard
6047331266        ROTHBLATT-KENNE            CA      94611      Single Family     Primary          Purchase              Rapid
6047481434        GODDING                    CA      92673           PUD          Primary          Refinance            Standard
6047999567        SANCHEZ                    NJ      08551      Single Family     Primary          Purchase             Standard
6048111626        MINCH                      CA      90245      Single Family     Primary          Purchase              Rapid
6049023424        HATHAWAY                   CA      92201           PUD          Primary          Refinance         All Ready Home
6049383034        CARL                       CA      90740      Single Family     Primary     Cash-out Refinance        Standard
6050456802        DETMAN JR                  CA      90272      Single Family     Primary     Cash-out Refinance         Rapid
6051144191        BROWNING                   CA      94618      Single Family     Primary          Purchase              Rapid
6053748163        KITCHEL                    CA      95076           PUD          Primary          Refinance             Rapid
6054857229        WAYMAN                     ID      83616           PUD          Primary          Purchase             Standard
6056387704        ALLISON                    CO      80126           PUD          Primary          Refinance            Standard
6056675876        BLOCK                      CA      94705      Single Family     Primary          Refinance             Rapid
6058801769        MILLER                     KY      40206      Condominimum      Primary     Cash-out Refinance         Rapid
6060239370        REEDER                     CA      94110      Single Family     Primary     Cash-out Refinance        Standard
6060828271        WONG                       CA      92009           PUD          Primary          Purchase              Rapid
6062777781        KOHARA                     CA      92612           PUD          Primary          Purchase              Rapid
6066943652        CANEPA                     CA      94558      Single Family     Primary          Purchase              Rapid
6068064986        URBAN                      FL      33629      Single Family     Primary          Refinance             Rapid
6068367686        ALCANTARA                  CA      94066      Single Family     Primary          Refinance            Standard
6068464814        MACINDOE                   MN      55082      Single Family     Primary          Refinance             Rapid
6068726956        WERDIN                     MN      55347      Single Family     Primary          Refinance             Rapid
6068795506        RAMOS                      FL      33133      Single Family     Primary          Purchase              Rapid
6069349063        THEEL                      CA      90254      Three Family      Primary          Refinance            Standard
6071452723        CHO                        VA      20171           PUD          Primary          Purchase              Rapid
6071599697        BLAIR                      MO      65804      Single Family     Primary          Refinance         All Ready Home
6071981994        CHENG                      CA      94117      Single Family     Primary          Refinance             Rapid
6072237263        GUTERMUTH                  VA      23322      Single Family     Primary          Refinance            Reduced
6073773399        GEBAUER                    CA      92692           PUD          Primary          Purchase              Rapid
6075553435        RIVERA                     FL      34677           PUD          Primary          Purchase              Rapid
6083420338        KEEHN                      CA      95465      Single Family     Primary     Cash-out Refinance        Standard
6086049019        KORFHAGE III               KY      40222      Single Family     Primary     Cash-out Refinance         Rapid
6086900294        HENSEY                     CT      06468      Single Family     Primary          Purchase              Rapid
6087247794        LIPSEY                     CA      95124      Single Family     Primary     Cash-out Refinance        Standard
6088223380        KANIS                      MD      20878      Single Family     Primary          Purchase              Rapid
6089881780        HOLMES                     CA      94941      Single Family     Primary          Purchase              Rapid
6090908317        BLOOD                      CA      93940      Single Family     Primary          Purchase              Rapid
6091769619        SHRIKI                     WA      98102      Single Family     Primary          Refinance            Standard
6093211750        NUTT                       CO      80303      Single Family     Primary     Cash-out Refinance         Rapid
6093960505        BYNUM                      MD      20854      Single Family     Primary          Refinance            Standard
6094433114        DEPALMA                    GA      30215           PUD          Primary          Purchase              Rapid
6095727530        LOVE                       CO      80503      Single Family     Primary     Cash-out Refinance        Standard
6096051740        HENSON                     VA      20194           PUD          Primary          Purchase              Rapid
6096055501        ORELLANA                   CA      94080           PUD          Primary          Purchase             Standard
6099279918        GOLAN                      MD      20850      Single Family     Primary          Refinance            Standard
6100707220        REHER                      CA      90275      Single Family     Primary          Purchase              Rapid
6100725198        BROWN                      TX      75034           PUD          Primary          Purchase             Standard
6101021720        EMERSON                    FL      32550      Single Family    Secondary         Purchase              Rapid
6101559109        SHEHADEH                   CA      94937      Single Family     Primary          Refinance             Rapid
6101597273        LEWIS                      CA      94598      Single Family     Primary          Purchase              Rapid
6102977201        MILDWURM                   CA      94583      Single Family     Primary     Cash-out Refinance        Standard
6104472029        JOHNSON                    CA      93950      Single Family    Investor          Purchase             Standard
6106102350        LUCERO                     CA      95037           PUD          Primary     Cash-out Refinance        Standard
6106327999        KRIEG                      CA      95492      Single Family     Primary     Cash-out Refinance         Rapid
6106682096        ZILMAR                     CA      94015      Single Family     Primary          Purchase              Rapid
6108874386        JUDD                       CA      95746           PUD          Primary     Cash-out Refinance        Standard
6109225729        MCMURRY                    VA      22042      Single Family     Primary          Purchase             Reduced
6115921535        WILLIAMS                   CA      96146      Single Family    Secondary         Purchase             Standard
6116823698        LOMBROZO                   CA      95051      Single Family     Primary     Cash-out Refinance        Standard
6117157161        DANIEL                     NV      89512      Single Family     Primary          Purchase              Rapid
6117890670        HOBBS                      CO      80210      Single Family     Primary          Refinance             Rapid
6119023403        LADENSON                   MD      21056      Single Family     Primary          Refinance            Standard
6119532254        D'ANDRADE                  CA      95959      Single Family     Primary     Cash-out Refinance        Standard
6123416106        MASSOUD                    MD      20879      Single Family     Primary          Refinance            Standard
6124389641        KALAFUT                    FL      33647           PUD          Primary          Purchase             Standard
6125753084        CHANG                      NV      89509           PUD          Primary          Refinance             Rapid
6126067286        MESTYANEK                  CA      92037      Single Family     Primary          Refinance            Standard
6127159843        HURST JR                   VA      22901      Single Family     Primary          Refinance            Standard
6131618438        GALLEGOS                   VA      22041           PUD          Primary          Purchase              Rapid
6131826866        FASANI                     CA      94303      Single Family     Primary     Cash-out Refinance        Standard
6133003373        TORRES                     CA      90505      Single Family     Primary          Purchase             Standard
6133011269        LEE                        CA      94707      Single Family     Primary          Purchase              Rapid
6136488423        MILLER                     CA      93955      Single Family     Primary          Purchase              Rapid
6136794150        GOLDMAN                    FL      33446           PUD          Primary          Purchase             Standard
6137950249        WALLMARK                   MD      20878      Single Family     Primary          Purchase             Standard
6140183051        MOSS                       CA      91935      Single Family     Primary     Cash-out Refinance         Rapid
6142232310        VERKUILEN                  MN      56345      Single Family     Primary     Cash-out Refinance         Rapid
6143275557        CHAPIN JR                  FL      32034           PUD         Secondary         Refinance            Standard
6143946314        MATTHEWS                   TX      77024      Single Family     Primary          Purchase              Rapid
6144307003        DUTHIE                     CA      92592      Single Family     Primary          Purchase             Standard
6145271836        GLASS                      FL      33613           PUD          Primary          Purchase             Standard
6147063314        EDDY                       FL      33496           PUD          Primary          Refinance             Rapid
6147334236        NEALON                     CA      95837      Single Family     Primary          Refinance            Standard
6149123256        YEE                        CA      92677           PUD          Primary          Refinance            Standard
6149840867        CRAWFORD                   CA      93940      Single Family     Primary     Cash-out Refinance        Standard
6156356518        MORRISON                   CA      95336      Single Family     Primary          Purchase             Standard
6157176493        DAWSON                     TN      37027      Single Family     Primary          Purchase              Rapid
6158629110        TIMBERLAKE                 OR      97212      Single Family     Primary     Cash-out Refinance        Standard
6159696290        LAWRENCE                   CA      93610      Single Family     Primary          Refinance         All Ready Home
6159762712        ZECKETS                    GA      30342      Single Family     Primary          Purchase             Standard
6162735523        SWEENY                     SC      29412      Single Family     Primary          Refinance             Rapid
6163585919        WELLER                     VA      20112      Single Family     Primary          Refinance         All Ready Home
6166570363        HAMBURGER                  NY      10977      Single Family     Primary          Refinance             Rapid
6170180498        LAYMAN                     CA      94303           PUD          Primary          Purchase              Rapid
6170430174        HUNTER                     MO      65809      Single Family     Primary          Purchase              Rapid
6170658030        BONIFAY                    CA      95688      Single Family     Primary          Refinance            Standard
6170740697        TAYLOR                     TN      37069      Single Family     Primary          Purchase              Rapid
6172746403        HRDLICKA                   MN      55422      Single Family     Primary     Cash-out Refinance        Standard
6173245926        MONASTERIAL III            MD      20854      Single Family     Primary     Cash-out Refinance        Standard
6175373890        MACKEY                     IL      60187      Single Family     Primary          Refinance            Standard
6175403085        COPELAND                   TX      77401      Single Family     Primary          Refinance            Standard
6176970777        MCDONALD                   CA      94580           PUD          Primary          Refinance             Rapid
6177510002        PERONE                     CA      95946      Single Family     Primary          Purchase              Rapid
6180370782        ALTMAN                     CA      95630      Single Family     Primary          Refinance             Rapid
6181103737        BERWANGER                  CA      92037      Condominimum      Primary     Cash-out Refinance        Standard
6182444734        MONTES                     CA      93955      Single Family     Primary          Purchase              Rapid
6185089759        ALLEN                      CA      95608      Single Family     Primary          Purchase             Standard
6185686315        SCHULTZ                    TX      77401      Single Family     Primary          Refinance            Standard
6185876114        MEHTA                      WA      98112      Single Family     Primary          Refinance             Rapid
6189601872        GILBRECH                   CA      94553      Single Family     Primary          Refinance             Rapid
6189763185        BALDANZI                   VA      22201      Single Family     Primary          Refinance            Standard
6190002730        GONZALEZ                   FL      33134      Single Family     Primary     Cash-out Refinance         Rapid
6192189253        BRYANT                     CO      80111      Single Family     Primary          Refinance            Standard
6192637160        TROOP                      CA      90265      Single Family     Primary          Refinance            Standard
6193995062        RICHTER                    FL      33496           PUD          Primary          Purchase             Standard
6195167819        COOKE                      CA      94611      Single Family     Primary          Purchase              Rapid
6195193674        HINCKLEY                   CA      94127      Single Family     Primary          Refinance            Standard
6196775677        MACIAS                     CA      94546      Single Family     Primary          Purchase              Rapid
6196903519        MOTLEY                     CA      94523      Single Family     Primary          Refinance            Standard
6197651299        WILLIAMS                   NC      27705           PUD          Primary          Refinance            Standard
6200840582        ROTHMAN                    CO      80206      Single Family     Primary          Purchase             Standard
6207397008        MALCOLM                    CA      94611      Single Family     Primary          Purchase              Rapid
6207425569        LEWIS                      CO      80111           PUD          Primary     Cash-out Refinance         Rapid
6208360690        ASHTON                     CO      80138      Single Family     Primary     Cash-out Refinance         Rapid
6208504115        KRANTZ                     CA      96145      Single Family    Secondary         Purchase              Rapid
6209519815        STANTON                    CA      94123      Condominimum      Primary          Purchase              Rapid
6210144272        MICKAS                     CA      94549      Single Family     Primary          Purchase              Rapid
6213707844        HUEBNER III                VA      23919      Single Family    Secondary         Purchase              Rapid
6214461631        PETERSEN                   CA      95472      Single Family     Primary     Cash-out Refinance         Rapid
6215236305        LEE                        CA      94121       Two Family       Primary          Refinance            Standard
6216450509        FORD                       NV      89113           PUD          Primary          Purchase             Standard
6216704087        ARNOLD                     CA      94043      Condominimum      Primary     Cash-out Refinance        Standard
6217045092        BARRITA                    CA      94403      Single Family     Primary     Cash-out Refinance        Standard
6217536355        RILEY                      CA      92867      Single Family     Primary          Refinance             Rapid
6218381421        VANDEWALLE                 CA      92101     High-Rise Condo    Primary          Purchase              Rapid
6219189633        BARR                       CA      91901      Single Family     Primary     Cash-out Refinance        Standard
6220669466        FELDMAN                    CA      94117      Single Family     Primary          Purchase             Standard
6221609388        TRAN                       CA      94402      Condominimum      Primary          Purchase              Rapid
6223150746        PITT                       CA      90039      Single Family     Primary          Refinance             Rapid
6225402293        COUPIN                     CA      94563      Single Family     Primary          Refinance             Rapid
6225496386        YANG                       CA      95131      Condominimum      Primary          Purchase              Rapid
6225582110        MIER                       FL      33332           PUD          Primary          Purchase              Rapid
6227229884        MILLER II                  CA      94539      Single Family     Primary          Purchase              Rapid
6227232466        GNESSIN                    PA      19034      Single Family     Primary          Refinance             Rapid
6229197907        NGUYEN                     CA      94560      Single Family     Primary          Refinance             Rapid
6230861103        HOLBROOK                   FL      34228      Single Family    Secondary         Purchase              Rapid
6231340354        GARCIA                     CA      94080      Single Family     Primary          Purchase              Rapid
6232042595        DERKUM                     CA      92630           PUD          Primary          Refinance             Rapid
6232337730        LANG                       CA      91350      Single Family     Primary          Refinance         All Ready Home
6235800767        LYON                       CA      94558      Single Family     Primary     Cash-out Refinance        Standard
6237437659        NIEBUHR                    GA      30005           PUD          Primary          Purchase             Standard
6241178794        WONG                       CA      92646      Single Family     Primary          Purchase              Rapid
6242184288        ROGERS                     CA      94116      Single Family     Primary          Purchase              Rapid
6242231337        BECKER                     MD      21208      Single Family     Primary          Refinance             Rapid
6242363353        FELLER                     SC      29482      Single Family     Primary          Purchase             Standard
6242655931        SISNEROS                   CA      94588      Single Family     Primary          Refinance            Standard
6242997044        DOMINO                     CA      92835           PUD          Primary          Purchase              Rapid
6243648521        GELESKO                    CA      90277      Single Family     Primary          Purchase              Rapid
6243814461        MOTTEL-FANTON              CA      92679           PUD          Primary          Refinance             Rapid
6245093098        DYER                       CA      94024      Single Family     Primary          Refinance            Standard
6246357914        BOBO                       TN      38138      Single Family     Primary          Refinance             Rapid
6247094367        KUHIA                      CA      92831           PUD          Primary          Refinance            Standard
6247193243        COLSTON JR                 CA      94583      Single Family     Primary          Refinance             Rapid
6247958090        ADAMS                      CO      80220      Single Family     Primary          Refinance         All Ready Home
6248575588        COUGHENOUR                 CO      80107           PUD          Primary          Purchase              Rapid
6249583276        BOROCZI                    CA      90077      Single Family     Primary     Cash-out Refinance        Standard
6251545882        BROWN                      CA      95746           PUD          Primary     Cash-out Refinance         Rapid
6255190891        MORENO                     CA      94014      Single Family     Primary          Refinance            Standard
6257093895        ANDERSON                   CA      95126      Single Family     Primary          Purchase              Rapid
6259385935        DOBBINS                    CA      92782           PUD          Primary          Purchase             Standard
6259885975        SNOW                       NC      27028      Single Family     Primary          Refinance            Standard
6260235681        WASSERMAN                  CA      90027      Single Family     Primary          Purchase             Standard
6260412280        BARBER                     CA      90275      Single Family     Primary          Purchase             Standard
6260524654        RATHER                     NM      87501      Single Family     Primary          Purchase              Rapid
6266579066        JAVIER                     CA      94080      Single Family     Primary     Cash-out Refinance        Standard
6267437298        NAVA SALAS                 CA      94303      Single Family     Primary          Purchase             Standard
6268642805        TOWNSEND                   CA      94506           PUD          Primary          Purchase             Standard
6268710354        GATLIN                     FL      32250     High-Rise Condo    Primary          Purchase             Reduced
6269324809        FORD                       NJ      07450      Single Family     Primary     Cash-out Refinance         Rapid
6269739212        SHORT                      CA      93536      Single Family     Primary          Purchase              Rapid
6271381656        STEPHENS                   CA      92648      Single Family     Primary          Refinance             Rapid
6273063393        SUITT                      FL      33330           PUD          Primary          Purchase              Rapid
6274817748        ASPIRAS                    CA      94080      Single Family     Primary          Refinance             Rapid
6277623499        SULCER                     CA      95051           PUD          Primary          Refinance             Rapid
6279023037        FAGAN                      VA      22039           PUD          Primary          Purchase              Rapid
6281502275        CHIH                       CA      91765           PUD          Primary          Refinance            Standard
6281831450        COLANDREA                  FL      32963           PUD          Primary          Purchase             Standard
6282062204        HARTMAN                    CA      94602           PUD          Primary          Purchase              Rapid
6283252101        SHARP                      TX      75093           PUD          Primary          Purchase             Standard
6284127617        SUMFEST                    VA      23454      Single Family     Primary          Refinance            Standard
6285220205        PENA                       TX      76092           PUD          Primary          Refinance             Rapid
6286089138        BOJEWSKI                   PA      16415      Single Family     Primary          Refinance             Rapid
6286375867        HERTING                    CA      94507      Single Family     Primary          Refinance            Standard
6286896474        MITCHELL                   CA      92129      Single Family     Primary          Refinance            Standard
6288457473        FINN                       MA      02056      Single Family     Primary          Refinance             Rapid
6289162130        COOPERSMITH                KS      66208      Single Family     Primary          Refinance            Standard
6289514322        STASIOWSKI                 CO      80443      Single Family     Primary          Refinance             Rapid
6290026563        LEDOUX                     CA      95050      Single Family     Primary     Cash-out Refinance        Standard
6291311394        EDWARDS                    AZ      85028           PUD          Primary     Cash-out Refinance         Rapid
6291448212        VANEK                      SC      29464           PUD          Primary          Refinance             Rapid
6292301303        MORRIS JR                  MD      21012      Single Family     Primary          Refinance             Rapid
6295080714        CHHOUKDEAN                 WA      98007      Single Family     Primary          Purchase              Rapid
6296724518        JONES                      CA      94061      Single Family     Primary     Cash-out Refinance        Standard
6296942797        SCHEIDT                    CA      94901      Single Family     Primary          Refinance         All Ready Home
6298162014        SERPA                      NV      89052           PUD         Secondary         Refinance             Rapid
6301483985        PATTERSON                  CO      80526           PUD          Primary     Cash-out Refinance         Rapid
6306848216        TROPMANN                   NC      28793      Single Family     Primary     Cash-out Refinance        Standard
6308986436        WISECARVER                 CA      94010      Single Family     Primary     Cash-out Refinance        Standard
6311251786        TALIEH                     TX      77024      Single Family     Primary          Purchase              Rapid
6312978395        MALONE III                 CA      95003      Single Family     Primary     Cash-out Refinance         Rapid
6314179349        ORTLAND                    CA      95006      Single Family     Primary          Purchase             Standard
6315379153        KNOWLES                    FL      33305      Single Family     Primary          Purchase              Rapid
6315881133        PEACE                      TX      75028           PUD          Primary          Purchase             Standard
6316154415        RICHARDS                   FL      33037           PUD         Secondary         Purchase             Standard
6316176897        HERSCOVITZ                 CA      91302           PUD          Primary     Cash-out Refinance        Standard
6320432989        CHAN                       CA      94611      Single Family     Primary          Refinance             Rapid
6320664623        CURRY                      NM      87122      Single Family     Primary          Refinance            Standard
6320743179        GRAY                       CA      91105      Single Family     Primary          Purchase              Rapid
6321407642        NASRABADI                  CA      91403      Single Family     Primary          Purchase              Rapid
6322251700        TRACE                      TX      77005      Single Family     Primary          Refinance            Standard
6323594868        HERCE                      CA      92126      Single Family     Primary          Purchase             Standard
6324739025        LOUIE                      CA      95128      Single Family     Primary     Cash-out Refinance        Standard
6325092473        MADLIN                     CA      90802     High-Rise Condo    Primary          Purchase              Rapid
6326973242        KARP                       CA      90292      Single Family     Primary     Cash-out Refinance        Standard
6330584340        ARKEBAUER                  CA      95020      Single Family     Primary     Cash-out Refinance         Rapid
6333094859        BUTTERS                    AZ      86001           PUD          Primary          Purchase              Rapid
6333681085        SPARKS                     CA      94110      Single Family     Primary          Purchase              Rapid
6334281042        TUMANGAN                   CA      94014      Single Family     Primary          Purchase              Rapid
6334664361        BONANNI                    CA      91607      Single Family     Primary     Cash-out Refinance        Standard
6334816888        MATTINGLY                  CA      92835           PUD          Primary          Refinance            Standard
6335390347        MACIAS                     CA      95120      Single Family     Primary     Cash-out Refinance        Standard
6336785578        LE                         CA      95035      Single Family     Primary     Cash-out Refinance        Standard
6336947285        GREEN                      CA      94109      Condominimum      Primary          Purchase              Rapid
6338498352        INCH                       CA      96146      Condominimum     Secondary         Purchase              Rapid
6338794933        SOSON                      WA      98023           PUD          Primary          Refinance            Standard
6339269935        POTTER                     NM      87505           PUD          Primary          Purchase              Rapid
6339546530        LAUMEN                     CA      90277      Single Family     Primary          Purchase             Standard
6339680669        MARTINEZ                   CA      93035      Single Family    Investor          Purchase             Standard
6341591367        MANROW III                 CA      92625      Single Family     Primary     Cash-out Refinance        Standard
6342560411        CARTER                     CA      95307      Single Family     Primary          Refinance             Rapid
6343780315        KIDDOO                     CA      95409      Single Family     Primary     Cash-out Refinance        Standard
6344569949        DEVRIES                    TX      78730           PUD          Primary          Purchase              Rapid
6344702870        IWERS                      CA      94070      Single Family     Primary          Purchase             Standard
6348086122        LAWRENCE                   CA      90631      Single Family     Primary          Refinance             Rapid
6350648793        NGO                        CA      94134      Single Family     Primary          Refinance             Rapid
6354803493        STREITMAN                  CA      92009           PUD          Primary          Refinance         All Ready Home
6356220191        WONG                       CA      94303           PUD          Primary          Purchase              Rapid
6356351962        DURHAM                     CA      90503      Single Family     Primary          Purchase              Rapid
6356947017        WALKER                     CA      91364      Single Family     Primary          Refinance            Standard
6357269619        MOORE                      VA      22039           PUD          Primary     Cash-out Refinance        Standard
6359439814        YOUNG                      CA      91107      Single Family     Primary          Purchase              Rapid
6360571043        SAMSON                     CA      94544      Single Family     Primary     Cash-out Refinance        Standard
6361130039        CONNER                     CA      95746      Single Family     Primary          Purchase              Rapid
6361938183        JONES                      CA      94588      Single Family     Primary          Refinance             Rapid
6362479468        VIDERGAUZ                  CA      94920      Single Family     Primary          Refinance         All Ready Home
6364618170        RAMNICEANU                 CA      90266      Single Family     Primary          Purchase              Rapid
6365191094        STANTON                    MI      48356      Single Family     Primary     Cash-out Refinance         Rapid
6365495875        SMESTAD                    CA      95062      Single Family     Primary     Cash-out Refinance        Standard
6366302120        PERRY                      CA      92673           PUD          Primary          Refinance             Rapid
6366997481        GRUENKE                    WI      53018      Single Family     Primary     Cash-out Refinance        Standard
6369955577        WRIGHT                     CA      92688           PUD          Primary          Purchase             Standard
6371497253        DEUTSCH                    CA      94956      Single Family     Primary          Purchase              Rapid
6371811727        BORTHWICK                  PA      18612      Single Family     Primary     Cash-out Refinance        Standard
6372590718        INCAVIGLIA                 CA      93908           PUD          Primary          Refinance             Rapid
6373115739        GREEN                      CA      91362           PUD          Primary          Purchase              Rapid
6375192850        BARNETT                    CA      92056           PUD          Primary          Refinance             Rapid
6376022445        RIVARA                     FL      34119      Single Family     Primary     Cash-out Refinance         Rapid
6376500721        SCHINDLER                  CA      92037      Single Family     Primary          Refinance            Standard
6376962921        JOHNSTON                   TN      37205      Single Family     Primary          Refinance             Rapid
6378749706        KELLY                      CA      91206      Single Family     Primary          Refinance            Standard
6379673855        COOPER                     WA      98007      Single Family     Primary          Purchase              Rapid
6380508678        GEORGESON                  CA      91207           PUD          Primary          Refinance            Standard
6380744349        SOPHA                      AZ      85248           PUD          Primary          Refinance            Standard
6380874757        CARPENTER                  CA      94403      Single Family     Primary          Refinance             Rapid
6381109989        POLLACK                    CA      90077      Single Family     Primary     Cash-out Refinance         Rapid
6382791199        HERNANDEZ                  CA      94080      Single Family     Primary     Cash-out Refinance         Rapid
6382999685        BELL                       VA      22201      Single Family     Primary          Refinance             Rapid
6383105415        MURPHY                     WA      98045      Single Family     Primary          Purchase              Rapid
6387549402        MUNOZ                      CA      94558      Single Family     Primary          Refinance             Rapid
6390513106        HACKER                     CA      94596      Single Family     Primary     Cash-out Refinance         Rapid
6391819122        CHICCHON                   CA      95212      Single Family     Primary          Purchase             Standard
6393241911        ANDERSON                   SC      29464           PUD          Primary          Refinance            Standard
6394323304        LUONG                      CA      94587      Single Family     Primary          Refinance            Standard
6396408806        DESHPANDE                  CA      92128           PUD          Primary          Purchase              Rapid
6396866425        LEE                        CA      94116      Single Family     Primary     Cash-out Refinance         Rapid
6399410205        MAH                        CA      95054           PUD          Primary          Refinance             Rapid
6400730047        HIRSCH                     HI      96753      Single Family    Secondary         Purchase             Standard
6401133035        BECK                       OR      97217           PUD          Primary          Purchase              Rapid
6402107947        LEWIS                      CA      90049      Single Family     Primary          Purchase              Rapid
6402445131        PATANJO                    CA      94704      Single Family     Primary          Purchase              Rapid
6404057041        ROBERTSON                  VA      20194      Single Family     Primary     Cash-out Refinance        Standard
6405624047        RIVERA                     CA      95132           PUD         Investor          Purchase             Standard
6405839306        BOON                       TX      78730      Single Family     Primary          Purchase              Rapid
6405883726        EVANS                      GA      30022      Single Family     Primary          Purchase              Rapid
6407060091        BESSEY                     CA      95615      Single Family     Primary          Refinance            Standard
6407077178        BOECK                      CA      95762      Single Family     Primary          Refinance             Rapid
6407146379        GREENDORFER                CA      94611      Single Family     Primary          Refinance            Standard
6407322293        HALLIER                    KS      66013      Single Family     Primary     Cash-out Refinance         Rapid
6409215081        DURAN                      CA      92131           PUD          Primary          Purchase              Rapid
6410282013        BARNES                     IL      60647       Two Family       Primary          Refinance            Standard
6410787094        HYNES                      CA      94501      Single Family     Primary     Cash-out Refinance         Rapid
6411983130        FISHER                     IN      46814      Single Family     Primary     Cash-out Refinance         Rapid
6412724996        ROARK                      AZ      85737           PUD          Primary          Refinance             Rapid
6416009790        EPLEY                      IL      61525      Single Family     Primary          Purchase             Standard
6417048573        NGUYEN                     CA      92649           PUD          Primary          Refinance             Rapid
6418189624        MORRIS                     CA      94901      Single Family     Primary          Purchase              Rapid
6419026684        LAUNCHBAUGH                CA      91741      Single Family     Primary          Purchase              Rapid
6419549800        VILLASMIL                  FL      33176      Single Family     Primary          Purchase             Standard
6419997835        TWIGG                      CA      92648      Single Family     Primary          Refinance             Rapid
6421756633        ZHOU                       CA      92604           PUD          Primary          Purchase              Rapid
6426242589        ERIAN                      TX      78230           PUD          Primary          Purchase             Standard
6426379944        REPETTO                    VA      22201      Single Family     Primary          Purchase              Rapid
6429177527        MONTGOMERY                 SC      29455           PUD          Primary          Purchase              Rapid
6430992344        HOLETT                     CA      92675      Single Family     Primary          Purchase             Reduced
6431295143        VIRNIG                     CA      93953      Single Family    Secondary         Refinance            Standard
6431496550        ARNOLD                     CA      95125      Single Family     Primary     Cash-out Refinance         Rapid
6432056379        ELLMAN                     CA      94402      Single Family     Primary          Purchase              Rapid
6432332333        BRAUDAWAY                  CA      91932      Single Family     Primary          Purchase             Standard
6432722707        WARDEN JR                  DC      20007      Single Family     Primary          Refinance            Standard
6432881933        LEE                        CA      94121      Single Family     Primary     Cash-out Refinance        Standard
6433753461        JACOBS                     OR      97212      Single Family     Primary          Refinance            Standard
6436187634        CAMPOAMOR                  MD      20815      Single Family     Primary          Purchase              Rapid
6436462045        BOND                       MO      63124      Single Family     Primary     Cash-out Refinance         Rapid
6437074005        MENZIE                     CA      94945      Single Family     Primary     Cash-out Refinance         Rapid
6437341743        MALAKIS                    CA      94132      Single Family     Primary     Cash-out Refinance        Standard
6438630615        JULIUS                     CA      94110      Condominimum      Primary          Purchase              Rapid
6438841329        GALVIN                     GA      30677      Single Family     Primary          Refinance         All Ready Home
6438905140        WILLEMSZ                   CA      94523      Single Family     Primary     Cash-out Refinance         Rapid
6439142586        MESCHER                    CA      94611      Single Family     Primary          Purchase              Rapid
6440461850        MORE                       NJ      08738      Single Family    Secondary         Refinance             Rapid
6440681887        FINKELSTEIN                FL      34145      Single Family     Primary     Cash-out Refinance        Standard
6441750491        BLAND                      VA      23451      Single Family     Primary          Purchase              Rapid
6444154162        SPITZ                      CA      94941      Single Family     Primary          Purchase             Standard
6445348664        MILLER                     CA      92626      Single Family     Primary     Cash-out Refinance        Standard
6446687367        NEUKAM                     CA      95032      Single Family     Primary     Cash-out Refinance         Rapid
6447718336        NELSON                     CA      92662      Single Family     Primary          Purchase              Rapid
6449326955        SIEGEL                     CA      94583           PUD          Primary     Cash-out Refinance         Rapid
6449922282        COCHRAN                    TX      78209      Single Family     Primary          Refinance            Standard
6450606584        HICKS JR                   SC      29072           PUD          Primary          Refinance             Rapid
6451568171        BASINGER                   VA      22314      Single Family     Primary          Purchase              Rapid
6452877167        AUNE                       TX      75019           PUD          Primary          Refinance             Rapid
6456984555        JANK                       OR      97035      Single Family     Primary     Cash-out Refinance         Rapid
6457029624        SANDERSON-ENGLE            CA      91941      Single Family     Primary          Refinance            Standard
6457521646        PALMER                     CA      94559      Single Family     Primary          Purchase              Rapid
6460823880        WEED                       MN      55038      Single Family     Primary          Purchase              Rapid
6462837490        GOLD                       CA      92688      Condominimum      Primary          Purchase              Rapid
6463971520        MEYERS                     CA      92009           PUD          Primary          Refinance             Rapid
6465545694        BLACKWOOD                  CO      80127           PUD          Primary          Refinance            Standard
6465627567        PELLA                      CA      94583      Single Family     Primary          Purchase              Rapid
6465818745        NOBLITT                    CA      94509      Single Family     Primary          Purchase             Standard
6467942592        LINTAO                     CA      94583           PUD          Primary          Purchase              Rapid
6471326808        BOSCHEN                    CA      92677           PUD          Primary          Purchase              Rapid
6472176293        SIDOR                      CA      95476      Single Family     Primary     Cash-out Refinance         Rapid
6473872007        NAROWSKI                   CA      90277      Condominimum      Primary          Purchase             Standard
6476950891        CERNA                      CA      95116      Single Family     Primary          Purchase              Rapid
6477077272        WARDELL                    CA      95219           PUD          Primary          Purchase              Rapid
6477708280        SCHUM                      FL      34786           PUD          Primary          Purchase              Rapid
6478417907        PALMER                     CA      95032      Single Family     Primary     Cash-out Refinance         Rapid
6478809442        SOUDERS                    CA      94619      Single Family     Primary          Refinance            Standard
6478897371        LOPEZ SR                   CA      94517           PUD          Primary          Purchase             Standard
6479661313        RAGAN                      CA      96161           PUD          Primary          Refinance             Rapid
6479898709        CARPENTER                  FL      32256           PUD          Primary          Purchase              Rapid
6480232245        HABIBI                     CA      92869      Single Family     Primary          Purchase              Rapid
6481116926        WANGBICKLER                CA      95070      Single Family     Primary     Cash-out Refinance        Standard
6481296991        ABBOTT                     CO      80220      Single Family     Primary          Purchase              Rapid
6481513460        RENNILSON                  CO      80016           PUD          Primary          Purchase             Standard
6481607569        PEARL                      CA      90274      Single Family     Primary          Refinance            Standard
6483575160        DILLMAN                    IL      60137      Single Family     Primary          Refinance             Rapid
6485356759        RUDMAN                     MD      20854      Single Family     Primary          Purchase              Rapid
6486235291        GEORGY                     CA      90278      Condominimum      Primary          Purchase             Standard
6486421487        EVENTOV                    CA      92270           PUD          Primary          Purchase              Rapid
6486825851        JOHNSON                    CA      94043           PUD          Primary          Refinance             Rapid
6487884113        YORK                       MA      02129      Condominimum      Primary          Refinance         All Ready Home
6488914489        STRONG                     CA      95060      Single Family     Primary          Refinance             Rapid
6489273919        CRIBB                      CA      95008      Single Family     Primary          Purchase             Standard
6489632957        MAGNER                     FL      33327           PUD          Primary          Purchase              Rapid
6492302176        GIBSON                     CA      94949           PUD          Primary          Refinance             Rapid
6492858979        WINELAND                   CT      06477      Single Family     Primary          Refinance             Rapid
6494265462        WITHEROW                   CA      90254       Two Family       Primary          Refinance            Standard
6497867322        WEIR                       CA      94117      Single Family     Primary          Refinance             Rapid
6498386041        CONTINO                    NY      11743      Single Family     Primary          Refinance             Rapid
6498755450        CULP                       CA      95747           PUD          Primary          Purchase             Standard
6499261367        LUONGO                     CA      90814      Single Family     Primary     Cash-out Refinance         Rapid
6502409649        STONER                     CA      94110      Single Family     Primary          Purchase             Standard
6502460899        SIMMS                      VA      22207      Single Family     Primary          Refinance            Standard
6503566637        DURAN                      MA      01930      Single Family     Primary          Purchase              Rapid
6506840476        DEALMEIDA                  CA      92660           PUD          Primary          Refinance            Standard
6507179122        QUINN                      IL      60045      Single Family     Primary          Purchase              Rapid
6507345905        RAY                        GA      30097           PUD          Primary          Purchase              Rapid
6507404421        LAWSON                     WA      98499      Single Family     Primary          Refinance             Rapid
6509193659        MICALLEF                   OR      97068      Single Family     Primary     Cash-out Refinance        Standard
6509480056        CHRISTIANSEN               CO      80107      Single Family     Primary          Refinance            Standard
6509751696        GODIN                      CA      91301           PUD          Primary          Purchase             Standard
6510926394        ADAMS                      MD      20814      Single Family     Primary          Refinance            Standard
6512234938        GROENING                   CA      94103       Two Family       Primary          Purchase              Rapid
6513250073        SMITH SR                   CA      90019      Single Family     Primary          Refinance            Standard
6516069264        WHITMER                    CA      92602      Condominimum      Primary          Refinance            Standard
6516286355        HARRIS                     CA      94134      Single Family     Primary          Purchase              Rapid
6523183660        LAPID                      CA      94591      Single Family     Primary     Cash-out Refinance        Standard
6525129083        HARVEY                     MD      20895      Single Family     Primary          Purchase              Rapid
6525146921        COURSEY                    WY      83001           PUD          Primary          Refinance             Rapid
6525823529        JOSHI                      CA      92131           PUD          Primary     Cash-out Refinance      Timesaver-1
6526640922        DEBLOIS                    VA      20171           PUD          Primary          Purchase             Standard
6527673161        FRATT                      CA      92660      Condominimum      Primary          Refinance            Standard
6529225333        SPERO                      AZ      85255           PUD          Primary          Purchase              Rapid
6531721816        KRIEG                      IN      46350      Single Family     Primary          Refinance             Rapid
6532366256        CAMPBELL                   CA      92649      Single Family     Primary          Refinance             Rapid
6534975328        HINCHMAN                   PA      19147      Single Family     Primary          Purchase              Rapid
6535117276        PIERUCCI                   CA      94015      Single Family     Primary          Refinance             Rapid
6537594944        SKAGGS                     FL      32043           PUD          Primary          Purchase             Standard
6538279800        PAKENHAM                   GA      30342           PUD          Primary          Purchase             Standard
6539034113        NADVORNIK                  CA      95033      Single Family     Primary     Cash-out Refinance        Standard
6539158722        HILL                       CO      80104           PUD          Primary          Purchase              Rapid
6539424009        JACQUEZ                    CA      95356      Single Family     Primary     Cash-out Refinance        Standard
6540973606        RIGGS                      CA      94005      Single Family     Primary     Cash-out Refinance        Standard
6542276131        LOCKARD                    FL      33064      Single Family     Primary          Purchase              Rapid
6543779380        LEE                        CA      92663           PUD          Primary          Purchase             Standard
6544248047        BLACKWELL                  FL      33703      Single Family     Primary          Purchase             Reduced
6544354829        AMIN                       CA      95136      Condominimum      Primary          Purchase              Rapid
6545082056        PECHT                      CA      95746           PUD          Primary          Purchase              Rapid
6545087014        SUE                        CA      91304      Single Family     Primary          Purchase             Standard
6546427284        CROSS                      CA      95062      Single Family     Primary          Refinance             Rapid
6549614458        OWINGS                     CA      95497           PUD          Primary          Purchase              Rapid
6549679915        WIEDEMAN                   WA      98029      Single Family     Primary          Refinance             Rapid
6551267518        STRICKLAND                 GA      31522      Single Family     Primary          Refinance             Rapid
6552647023        WINSLOW                    CO      80503      Single Family     Primary          Purchase             Standard
6553184893        SMITH                      KY      40059      Single Family     Primary          Purchase             Standard
6554330925        SCHEFER                    FL      33411           PUD          Primary          Purchase             Standard
6554999364        GERGYES                    FL      33957      Condominimum     Secondary         Purchase             Standard
6555116802        YAMABE-KWONG               CA      94030      Single Family     Primary          Refinance             Rapid
6556698725        LUONG                      CA      95678           PUD          Primary          Purchase             Standard
6557008445        LEWANDOWSKI                KS      66211           PUD          Primary          Refinance             Rapid
6557283931        BRUMBY                     SC      29466           PUD          Primary          Purchase             Standard
6557842884        ECOLA                      WA      98075      Single Family     Primary          Refinance             Rapid
6558851710        LOWENTHAL                  CA      91214      Single Family     Primary          Purchase              Rapid
6559907248        PALEY                      WA      98033           PUD          Primary          Purchase              Rapid
6560854702        PANNOZZO                   CA      91364      Single Family     Primary          Refinance            Standard
6562158177        BECK                       CA      94002      Single Family     Primary          Purchase             Standard
6562541059        PEREGRINO                  CA      94116      Single Family     Primary          Purchase              Rapid
6564679261        AGUILAR                    CA      94401      Single Family     Primary     Cash-out Refinance        Standard
6565854350        LAPIERRE                   CA      94705      Single Family     Primary          Purchase              Rapid
6566221237        MILTON                     CA      92835           PUD          Primary     Cash-out Refinance         Rapid
6567270662        CHAPMAN                    CA      92210           PUD          Primary     Cash-out Refinance        Standard
6570624335        RODRIGUEZ                  NJ      07648      Single Family     Primary          Purchase              Rapid
6570787348        ROUSH                      CA      94901      Single Family     Primary     Cash-out Refinance         Rapid
6571460267        FRANCIS                    CA      94611      Single Family     Primary          Refinance             Rapid
6571817300        NOWLIN                     CA      94085      Single Family     Primary          Refinance             Rapid
6571999256        MCLAUGHLIN                 CA      90505      Single Family     Primary          Refinance            Standard
6572420971        SHUSTER                    CA      94110      Single Family     Primary     Cash-out Refinance        Standard
6572940648        BACHMAN                    CA      91301      Single Family     Primary          Purchase              Rapid
6574383565        SHELBY                     CA      92270           PUD         Secondary         Purchase              Rapid
6575902462        LE                         VA      22003           PUD          Primary          Refinance            Standard
6577078881        MCCORD                     CA      91367      Single Family     Primary     Cash-out Refinance        Standard
6579064558        FERREIRO                   CA      91214      Single Family     Primary          Refinance             Rapid
6582495922        PADUA                      CA      95131      Single Family     Primary          Purchase              Rapid
6582809338        SCHEINER                   FL      33067           PUD          Primary          Purchase              Rapid
6583688053        CRANE                      CA      91011      Single Family     Primary          Purchase              Rapid
6585438895        READ                       DC      20012      Single Family     Primary          Purchase             Standard
6588474970        SWAN                       CA      92672           PUD          Primary          Refinance             Rapid
6588608304        BARNETT                    CA      94061      Single Family     Primary          Refinance             Rapid
6589985503        LAUERMAN                   KS      66211           PUD          Primary          Refinance            Standard
6590504152        WICKS                      CA      92118           PUD          Primary     Cash-out Refinance         Rapid
6590941677        CARDENAS                   CA      95376      Single Family     Primary          Purchase             Standard
6591064909        CAVINESS                   CA      95066           PUD          Primary          Refinance             Rapid
6592466111        VERNER                     AZ      85262           PUD          Primary     Cash-out Refinance         Rapid
6595351609        ECONOMOU                   FL      34236      Single Family     Primary     Cash-out Refinance        Standard
6596333606        LEE                        CA      94404           PUD          Primary          Refinance             Rapid
6601796821        TAYLOR                     CA      94114      Condominimum      Primary          Purchase             Standard
6606344510        GIEM                       CA      93908           PUD          Primary     Cash-out Refinance         Rapid
6607206833        SPENCE                     GA      30338      Single Family     Primary          Refinance            Standard
6608087000        BRANDMEYER                 CA      90274      Condominimum      Primary          Purchase             Standard
6609961492        SIMON                      MD      20814      Single Family     Primary          Purchase              Rapid
6610544048        HUFF                       NC      27607      Single Family     Primary          Purchase              Rapid
6611141687        JASPER                     TN      37069           PUD          Primary          Refinance             Rapid
6612103348        COPPERSMITH II             CA      91775      Single Family     Primary          Purchase             Standard
6612902053        GORDON                     MD      20817      Single Family     Primary          Refinance             Rapid
6612990819        DRABECK                    CA      91362      Single Family     Primary          Purchase              Rapid
6613480034        MACKI                      CO      80303      Single Family     Primary     Cash-out Refinance         Rapid
6614497292        MILLER                     CA      92679           PUD          Primary          Refinance             Rapid
6615499222        STRAUSS                    CT      06430      Single Family     Primary          Purchase             Standard
6617423519        MALLOY                     CA      94127      Single Family     Primary     Cash-out Refinance         Rapid
6617684045        WITTKOP JR                 CA      94526      Single Family     Primary     Cash-out Refinance        Standard
6619217661        FLOWERS                    CA      93110      Single Family     Primary     Cash-out Refinance        Standard
6621338497        NEUHAUSEL                  CA      94611      Single Family     Primary          Purchase             Standard
6622551437        KIRINCIC                   CA      94941      Single Family     Primary          Purchase             Standard
6623349062        DONAHOE                    AZ      85331      Single Family     Primary     Cash-out Refinance         Rapid
6624169428        JENSEN                     CA      93901      Single Family     Primary          Refinance             Rapid
6624194897        MEDVENE                    CA      90064      Single Family    Secondary         Refinance             Rapid
6624427891        RONQUILLO                  NM      87532      Single Family     Primary          Purchase             Standard
6626163783        LESAGE                     NY      10024     High-Rise Condo    Primary          Purchase             Standard
6628573658        TOMS                       CA      95128      Single Family     Primary          Purchase             Standard
6630535257        FANUCCHI                   CA      95076      Single Family     Primary     Cash-out Refinance      Timesaver-2
6631257596        VIGUE                      NV      89135           PUD          Primary          Purchase              Rapid
6632974702        HOPPE                      CA      94502           PUD          Primary          Purchase              Rapid
6635337931        WHEATLEY                   CA      92679           PUD          Primary          Refinance             Rapid
6635443465        LENNON                     IL      60043      Single Family     Primary          Purchase              Rapid
6636669423        FREI                       SC      29803      Single Family     Primary          Purchase              Rapid
6637828655        VO                         CA      92128           PUD          Primary          Refinance             Rapid
6638885282        MARTINO                    FL      34108      Single Family     Primary          Purchase              Rapid
6640803125        NAUGHTON                   IL      60203      Single Family     Primary          Purchase              Rapid
6643672931        CHEN                       FL      33330      Single Family     Primary          Purchase             Standard
6647007233        LUZZI                      CA      92648           PUD          Primary          Refinance             Rapid
6650199141        ORTEGO                     CA      90277      Condominimum      Primary          Purchase             Standard
6651500073        EMPEY                      WA      98119      Single Family     Primary          Refinance             Rapid
6652495034        MUTALA                     MO      63146           PUD          Primary          Purchase             Reduced
6654913232        TANNER                     CA      94618      Single Family     Primary     Cash-out Refinance         Rapid
6655181573        CHARTIENITZ                DC      20002      Single Family     Primary     Cash-out Refinance        Standard
6656465629        PERKINS                    TX      75230      Single Family     Primary          Refinance            Standard
6657146467        FULLER                     CA      90274      Single Family     Primary     Cash-out Refinance        Standard
6657386535        DEGNAN                     GA      30342      Single Family     Primary     Cash-out Refinance        Standard
6658120792        CHANEY                     CA      94706      Single Family     Primary          Purchase              Rapid
6661294063        ADAMS                      MA      01784      Single Family     Primary     Cash-out Refinance         Rapid
6661990397        HART                       CA      95126      Single Family     Primary          Purchase              Rapid
6664815484        MCCAMBRIDGE                CA      94558      Single Family     Primary     Cash-out Refinance        Standard
6667414327        TERRELL                    CA      92562      Condominimum      Primary          Purchase              Rapid
6667924184        HOBBS JR                   GA      30327      Single Family     Primary          Purchase             Standard
6668429795        ROTTENSTEINER              FL      34471           PUD          Primary     Cash-out Refinance        Standard
6671072095        LUCAS                      CA      94070      Single Family     Primary          Refinance             Rapid
6672572747        ANDERSON                   CA      94588           PUD          Primary          Purchase             Standard
6674418089        KROLOPP                    CA      92660      Single Family     Primary          Purchase              Rapid
6674440281        NEWKIRK                    CA      92869           PUD          Primary          Purchase              Rapid
6674597775        PRICE                      CA      91403      Single Family     Primary          Purchase              Rapid
6675018730        ZECHER                     VA      22947      Single Family     Primary          Refinance            Standard
6676659771        JENKS                      MA      01864      Single Family     Primary          Refinance             Rapid
6676819128        FENDER                     VA      23456      Single Family     Primary          Purchase              Rapid
6679444361        GRAZIOSI                   NJ      07030     High-Rise Condo    Primary          Refinance            Standard
6680813646        SPECHT-SCHUL               CA      94303           PUD          Primary     Cash-out Refinance         Rapid
6682886277        LOPEZ                      CA      94553      Single Family     Primary          Purchase              Rapid
6683702697        DENMARK                    CA      94583      Single Family     Primary     Cash-out Refinance        Standard
6685004720        DREPPER                    CA      95123      Single Family     Primary          Purchase             Standard
6685363993        JORDAN                     CA      94133      Condominimum      Primary          Refinance         All Ready Home
6685365154        MANGELSDORF                CA      94131      Single Family     Primary          Purchase              Rapid
6686322097        SCHROEDER                  CO      80016           PUD          Primary     Cash-out Refinance         Rapid
6686653756        HARRIS                     AL      36027      Single Family     Primary     Cash-out Refinance        Standard
6687131844        GHERMAN                    CA      92253           PUD          Primary          Purchase              Rapid
6687279817        SANTOS                     CA      94526      Single Family     Primary     Cash-out Refinance        Standard
6687700986        PESCAN                     CA      92660           PUD          Primary     Cash-out Refinance        Standard
6689837141        KNUDSEN                    CA      94947      Single Family     Primary     Cash-out Refinance         Rapid
6692522961        MONROE                     CA      92028           PUD          Primary          Purchase              Rapid
6693436757        LICHTENSTEIN               CA      93103      Single Family     Primary          Purchase              Rapid
6693554096        MULLEN                     CA      95030      Single Family     Primary     Cash-out Refinance        Standard
6695092731        KOSTAINSEK                 CA      94070      Single Family     Primary          Refinance            Standard
6698758684        ALLUM                      AZ      85737           PUD          Primary          Refinance             Rapid
6700071811        MATTERI                    CA      95448      Single Family     Primary          Refinance             Rapid
6701097161        DEVOOGHT                   TN      37069           PUD          Primary          Purchase              Rapid
6701383488        HAMNER                     CA      94965      Condominimum      Primary          Refinance             Rapid
6702061471        CHAUDHARI                  VA      22031           PUD          Primary          Refinance             Rapid
6703105582        CAVLAN                     CA      95065      Single Family     Primary          Purchase              Rapid
6703176575        SLOAN JR                   CA      93117      Single Family     Primary          Refinance            Standard
6704659595        CAMPBELL                   CA      94536      Single Family     Primary     Cash-out Refinance         Rapid
6705464706        OWEN                       MO      64116           PUD          Primary          Refinance             Rapid
6706280671        PARATTE                    CA      93105       Two Family       Primary          Purchase             Standard
6707784150        HUMPHRIES                  CT      06117      Single Family     Primary          Purchase             Standard
6709643016        KLOTZ                      CA      95060      Single Family     Primary     Cash-out Refinance         Rapid
6709820556        PICHEL                     CA      93908      Single Family     Primary     Cash-out Refinance         Rapid
6711020252        WORMSER                    VA      22304      Single Family     Primary          Refinance            Reduced
6712073854        CORNELL                    MA      02364      Single Family     Primary          Refinance            Standard
6713788708        ZEMGULIS                   CA      94080           PUD          Primary          Refinance            Standard
6715246481        BECK                       CA      94037      Single Family     Primary          Refinance             Rapid
6717152786        HANSEN                     CA      95023      Single Family     Primary          Purchase             Standard
6718019372        VEGUEZ                     CA      90803           PUD          Primary          Purchase              Rapid
6718177170        WOLFE                      CA      92591      Single Family     Primary          Refinance            Standard
6718463711        ELLIS                      FL      33541           PUD          Primary          Refinance             Rapid
6724691735        BYRNE                      CA      95037      Single Family     Primary          Refinance             Rapid
6727461938        LAORR                      AZ      85086           PUD          Primary          Purchase              Rapid
6728013381        ESKILDSEN                  CA      94523      Single Family     Primary          Purchase              Rapid
6729869633        ROUSE                      CA      93430      Single Family    Secondary         Refinance             Rapid
6730006654        NESTER                     PA      17543      Single Family     Primary          Refinance            Standard
6730068704        MEREGILLANO                CA      95035      Single Family     Primary     Cash-out Refinance        Standard
6730580450        CALIGER IV                 CA      91935      Single Family     Primary     Cash-out Refinance        Standard
6732215915        SOVIK                      CA      94517      Single Family     Primary     Cash-out Refinance         Rapid
6733907890        SNYDER                     WI      53153      Single Family     Primary     Cash-out Refinance         Rapid
6733943085        BALIAN                     CA      91304           PUD          Primary          Purchase              Rapid
6735665041        LEE                        CA      94070      Single Family     Primary     Cash-out Refinance        Standard
6736371656        GUTIERREZ                  CA      95127      Single Family     Primary     Cash-out Refinance        Standard
6736931996        MILON                      CA      91367      Single Family     Primary          Purchase             Standard
6738499463        JOHNSON                    CA      92886           PUD          Primary          Purchase             Standard
6739176300        PEDROZA                    CA      95111      Single Family     Primary     Cash-out Refinance         Rapid
6740624389        GASPARINI                  MD      21111      Single Family     Primary          Purchase              Rapid
6742327395        DUREIN                     CA      94945      Single Family     Primary          Purchase              Rapid
6743124007        RANDAZZO                   FL      32967           PUD          Primary          Purchase              Rapid
6743302603        PEZZELLA                   CA      94087      Single Family     Primary          Refinance            Standard
6743682160        SNYDER                     CA      95125      Single Family     Primary          Purchase              Rapid
6747247127        GEORGE                     CA      95060           PUD          Primary          Purchase              Rapid
6747433792        GUTIERREZ                  CA      94303       Two Family       Primary     Cash-out Refinance         Rapid
6749697626        STOOKEY                    CA      92651      Single Family     Primary          Refinance             Rapid
6749971328        PETERS                     CA      94550      Single Family     Primary          Refinance             Rapid
6753855334        WARRIN                     CA      94123      Three Family      Primary          Refinance            Standard
6754150362        HOWARD                     MA      01581      Single Family     Primary     Cash-out Refinance        Standard
6756486285        MARKMAN                    IL      60614      Condominimum      Primary          Purchase              Rapid
6763251011        DARLING                    CA      95472      Single Family     Primary          Refinance             Rapid
6766537002        ROYLE                      CA      95219           PUD          Primary          Purchase              Rapid
6770647367        BURLINGHAM                 CA      92627           PUD          Primary          Refinance             Rapid
6770773486        GLOVER                     CA      95003      Single Family     Primary          Refinance            Standard
6771772537        WALSH                      CA      94583      Single Family     Primary          Refinance             Rapid
6772103724        CHA                        CA      94040      Single Family     Primary          Purchase             Standard
6775441618        GRODEON                    CA      95112      Three Family      Primary          Refinance            Standard
6775969972        GRIECO                     CA      94402      Single Family     Primary          Refinance             Rapid
6775971622        BEJINES                    CA      94303      Single Family     Primary     Cash-out Refinance        Standard
6776841543        MACKLIS                    CA      90278      Condominimum      Primary          Purchase              Rapid
6778194974        BRADY                      CA      92014      Single Family     Primary          Refinance            Standard
6780257785        ANDREWS                    CA      95060      Single Family     Primary     Cash-out Refinance         Rapid
6780573132        LIU                        NY      11791      Single Family     Primary          Purchase              Rapid
6781162042        FORMAN                     NJ      08043      Single Family     Primary          Purchase              Rapid
6781936692        SKOMER                     CA      94705      Single Family     Primary          Purchase              Rapid
6783587113        WAYT                       WA      98102      Single Family     Primary          Purchase              Rapid
6785340792        MCCARTHY                   CA      94901      Single Family     Primary          Refinance            Standard
6785551679        ROMBACH                    CA      94510      Single Family     Primary          Purchase              Rapid
6786746302        KIM                        CA      92867           PUD          Primary          Purchase             Standard
6788965744        JULIAN                     CA      95129      Single Family     Primary     Cash-out Refinance        Standard
6789405997        ERNST SR                   TN      37766           PUD         Secondary         Purchase             Standard
6796514393        CHANG                      CA      91604      Single Family     Primary          Refinance            Standard
6796588462        GARCIA                     CA      94014      Single Family     Primary     Cash-out Refinance        Standard
6796960067        TANANBAUM                  CA      94707      Single Family     Primary     Cash-out Refinance         Rapid
6798967144        EDWARDS                    AZ      85258           PUD          Primary          Refinance             Rapid
6799009706        WALDROP                    CA      92692           PUD          Primary     Cash-out Refinance        Standard
6801216612        MERENBACH                  CA      95404      Single Family     Primary          Refinance             Rapid
6803020830        WEILER                     CA      95630      Single Family     Primary          Refinance             Rapid
6808262817        KATZ                       CA      94110      Single Family     Primary          Refinance             Rapid
6808314311        TRNAVSKY                   CA      91361      Single Family     Primary          Purchase              Rapid
6808329582        SERAFINI                   CA      94402      Single Family     Primary          Refinance            Standard
6809361998        FOX                        OH      43065      Single Family     Primary          Refinance             Rapid
6809686048        HULL                       IA      50003      Single Family     Primary          Refinance             Rapid
6810370335        BROLL                      FL      32266      Single Family     Primary          Purchase             Standard
6810895687        SCHENCK                    CA      96111      Single Family     Primary          Purchase              Rapid
6811166732        MICHELS                    CA      93923           PUD          Primary          Purchase              Rapid
6811682514        CHRISITIAN                 GA      30126           PUD          Primary          Purchase             Standard
6812031307        OMIYA                      CA      95003      Single Family     Primary     Cash-out Refinance        Standard
6812377700        DAVIS                      CA      90266      Single Family     Primary          Purchase              Rapid
6816334335        PENROD                     TX      75204           PUD          Primary          Purchase             Standard
6817450700        HALL                       CA      95020           PUD          Primary          Purchase              Rapid
6817684431        SALEM                      CA      95037      Single Family     Primary     Cash-out Refinance         Rapid
6817857011        TSANG                      CA      94080           PUD          Primary     Cash-out Refinance         Rapid
6818419712        HARRIS                     WI      53092      Single Family     Primary          Refinance             Rapid
6819181956        MCGLOTHLIN                 CA      90274      Single Family     Primary          Purchase             Standard
6819703841        BAIK                       CA      94303           PUD          Primary          Purchase              Rapid
6820720909        KAMEMOTO                   CA      91401      Single Family     Primary          Refinance             Rapid
6820784699        COOLEY                     VA      23059           PUD          Primary          Purchase              Rapid
6822975972        HULSEY                     CA      93923      Single Family     Primary     Cash-out Refinance         Rapid
6823507949        NEWQUIST                   FL      34242     High-Rise Condo    Primary          Purchase              Rapid
6823753675        HUYNH                      CA      95138      Single Family     Primary          Refinance            Standard
6825429779        MOORE                      TN      38050      Single Family     Primary          Purchase              Rapid
6825588608        ALEXANDER                  AZ      85296           PUD          Primary          Refinance             Rapid
6827462273        BROWN                      CA      93906      Single Family     Primary          Refinance             Rapid
6829848560        VALADEZ                    CA      95119      Single Family     Primary          Purchase              Rapid
6833056424        QUITORIANO                 CA      94547      Single Family     Primary     Cash-out Refinance         Rapid
6834731710        PORTER                     NV      89410      Single Family     Primary          Purchase              Rapid
6835438166        CHO                        MD      20878           PUD          Primary          Purchase              Rapid
6836810413        WOLFFE                     VA      20124      Single Family     Primary          Purchase              Rapid
6840411000        VILARDO-MORGAN             CA      94087      Single Family     Primary     Cash-out Refinance        Standard
6840685611        MOEN                       CA      92673           PUD          Primary     Cash-out Refinance        Standard
6840927898        COYLE                      CA      95111      Single Family     Primary          Refinance            Standard
6841392555        TSEPENYUK                  PA      19053      Single Family     Primary          Refinance             Rapid
6845135265        SONI                       CA      92270           PUD          Primary          Purchase             Standard
6846953617        SPEARS                     CA      90803      Single Family     Primary          Purchase             Standard
6848572340        DO                         CA      95133      Single Family     Primary          Purchase              Rapid
6852938460        WHITE                      CA      94015      Single Family     Primary          Refinance             Rapid
6854068910        HAM                        CA      95404      Single Family     Primary     Cash-out Refinance         Rapid
6854435366        POZZUOLI VALLIN            CA      92128           PUD          Primary          Refinance            Standard
6856241317        MISKINNIS                  CA      93001           PUD         Secondary         Purchase              Rapid
6856833386        FORSBERG                   NM      87514      Single Family     Primary     Cash-out Refinance        Standard
6858282665        NORWOOD                    TN      37064      Single Family     Primary          Refinance             Rapid
6858617001        LAFAY                      MI      48430      Condominimum      Primary     Cash-out Refinance        Standard
6859301530        MORRELLI                   CA      92663           PUD          Primary          Purchase              Rapid
6860205522        IZADPANAH                  CA      90254       Two Family       Primary          Refinance            Standard
6862946677        WHITE                      CA      94558      Single Family     Primary          Purchase             Standard
6863797731        LOVISOLO                   CA      95650      Single Family     Primary     Cash-out Refinance        Standard
6863832900        HONG                       CA      90275      Single Family     Primary          Purchase             Standard
6864175721        EBBS                       CA      93940      Single Family     Primary          Purchase              Rapid
6867418102        JOHNSON                    CA      94530      Single Family     Primary          Purchase             Standard
6869000593        CHEE                       CA      94030      Single Family     Primary          Refinance             Rapid
6870355028        ARNOLD                     SC      29420           PUD          Primary          Refinance             Rapid
6872322034        KALBHEN                    IL      60047           PUD          Primary          Refinance             Rapid
6873777160        ROBNAK                     NM      87501           PUD          Primary          Purchase             Standard
6874482224        SMITH                      AR      72032      Single Family     Primary          Refinance             Rapid
6876336022        PARKER                     TX      75093           PUD          Primary          Purchase             Standard
6876351724        POMERICH                   IL      60044      Single Family     Primary          Refinance             Rapid
6878214664        HOFFBERGER                 MD      21208      Single Family     Primary          Refinance         All Ready Home
6880994642        COMPTON                    UT      84103      Condominimum     Secondary         Purchase             Standard
6881637422        BURCHAM                    CA      92887      Single Family     Primary          Purchase              Rapid
6882584508        STURDIVANT                 MD      20910      Single Family     Primary          Purchase              Rapid
6883035625        REINKENS                   CA      96161      Single Family     Primary          Purchase              Rapid
6883232743        CLARK                      CA      94114      Single Family     Primary          Purchase             Standard
6883346212        GRANGE                     CA      94556           PUD          Primary     Cash-out Refinance         Rapid
6883742089        CARACCIOLO                 CA      94005      Single Family     Primary          Refinance             Rapid
6884947257        HERRERA                    CA      95608      Single Family     Primary          Refinance            Standard
6885891264        CAVANAUGH                  FL      32951      Single Family     Primary          Refinance         All Ready Home
6887005459        THOMPSON                   CA      90291      Single Family     Primary          Purchase              Rapid
6888190128        DOLENTE JR                 CA      94703      Single Family     Primary          Refinance             Rapid
6888215958        PIAZZA                     CA      95126      Single Family     Primary          Refinance             Rapid
6888455687        TRAN                       CA      95122      Single Family     Primary     Cash-out Refinance         Rapid
6890627869        LOVE                       CA      94703      Single Family     Primary          Refinance             Rapid
6890793059        SHAW                       NC      27541           PUD          Primary          Purchase              Rapid
6892448124        CHEN                       CA      94563      Single Family     Primary          Refinance             Rapid
6893220225        MORROW                     TN      37027      Single Family     Primary          Refinance             Rapid
6895347216        CHAO                       CA      91793      Single Family     Primary          Purchase             Standard
6896137426        GIAMBRUNO                  CA      95125      Single Family     Primary     Cash-out Refinance        Standard
6897020290        CLONINGER                  CA      94103      Condominimum      Primary          Purchase              Rapid
6897546393        LINEBERRY JR               CA      94502      Single Family     Primary          Refinance            Standard
6898302986        ZIEGLER                    CA      91411      Single Family     Primary          Refinance            Standard
6901124823        GOSWAMI                    CA      94080       Two Family       Primary     Cash-out Refinance        Standard
6901816311        ROCHE                      MA      01867      Single Family     Primary          Purchase             Standard
6902236329        PHAN                       CA      95121      Single Family     Primary          Refinance             Rapid
6903970363        GENN                       CA      94707      Single Family     Primary     Cash-out Refinance         Rapid
6904696298        GREUBEL                    CA      92705      Single Family     Primary          Refinance             Rapid
6906282824        BOWEN                      CA      91362      Single Family     Primary          Refinance             Rapid
6906880502        MCCULLOUGH                 CA      94539      Single Family     Primary     Cash-out Refinance         Rapid
6908221085        SMITH JR                   CA      94115      Condominimum      Primary          Refinance             Rapid
6909316728        JAHANBIGLOO                CA      90048      Single Family     Primary          Refinance         All Ready Home
6910309969        KANTER                     CA      95370      Single Family     Primary          Refinance             Rapid
6911242169        LOVE                       CA      94591      Single Family     Primary          Refinance             Rapid
6911852405        WILSON                     CA      95667           PUD          Primary          Refinance            Standard
6911923537        WESTENSKOW                 CO      80127      Single Family     Primary     Cash-out Refinance         Rapid
6913822034        LUDWIG                     FL      33484           PUD          Primary     Cash-out Refinance        Standard
6915102898        ANTMAN                     SC      29482      Single Family     Primary          Refinance             Rapid
6916040196        WON                        CA      91108      Single Family     Primary          Purchase              Rapid
6917302322        RAMIREZ                    CA      95050       Two Family       Primary          Purchase             Standard
6917637966        LESLIE JR                  CA      92656           PUD          Primary          Refinance             Rapid
6917722271        LEMBERGER                  CA      95120      Single Family     Primary     Cash-out Refinance        Standard
6922066177        NGUYEN                     CA      92679           PUD          Primary          Purchase              Rapid
6922908675        GARCIA                     CA      94010      Single Family     Primary     Cash-out Refinance         Rapid
6925373372        FORD                       ME      04860      Single Family    Secondary         Refinance             Rapid
6925769827        BURNETTE SR                VA      20165           PUD          Primary     Cash-out Refinance        Standard
6926324317        KING                       GA      30318      Single Family     Primary          Purchase              Rapid
6926517068        DOMZALSKI M D              CA      92270      Single Family     Primary          Purchase             Standard
6927103975        WHITTINGTON                CA      94404           PUD          Primary     Cash-out Refinance         Rapid
6927155215        AKAY                       CA      94556      Single Family     Primary          Purchase             Standard
6929025812        STERN                      CA      92808           PUD          Primary     Cash-out Refinance         Rapid
6929397831        MAST                       VA      22314           PUD          Primary     Cash-out Refinance        Standard
6929616370        MCCULLOUGH                 SC      29440           PUD         Secondary         Refinance             Rapid
6929707732        JILKA                      CA      94115      Condominimum      Primary          Purchase             Standard
6929855531        BOMAR JR                   KY      40241      Single Family     Primary     Cash-out Refinance         Rapid
6929947767        ROUSE                      DC      20016      Single Family     Primary          Purchase             Standard
6930819203        RAHMAN                     CA      93449           PUD          Primary          Refinance             Rapid
6931694324        FRIEDMAN                   IL      60035      Single Family     Primary          Refinance             Rapid
6932234088        THODE                      CA      94514      Single Family    Secondary         Refinance             Rapid
6932571885        CALL                       CO      80127           PUD          Primary          Refinance             Rapid
6933530484        LY                         CA      95132      Single Family     Primary          Refinance             Rapid
6933815240        SEARS JR                   FL      34689      Single Family     Primary          Purchase              Rapid
6934953560        PEDRIN                     CA      92101     High-Rise Condo    Primary          Purchase             Standard
6935931771        HARMON                     CA      95616      Single Family     Primary          Refinance             Rapid
6938398234        RAUCHLE                    CA      94550           PUD          Primary          Purchase              Rapid
6938638613        PLANTENBERG                CA      94110      Single Family     Primary          Purchase             Standard
6938989065        HARRISON                   NV      89129           PUD          Primary          Purchase             Standard
6939358252        PANGILINAN                 CA      94587      Single Family     Primary          Purchase              Rapid
6940417121        KNOLL                      CA      95864      Single Family     Primary          Purchase              Rapid
6943931227        MILBRANDT                  CA      92833      Single Family     Primary     Cash-out Refinance        Standard
6944780391        FINOCCHIO                  CA      95032           PUD          Primary          Purchase              Rapid
6945874680        NEU                        TX      78750           PUD          Primary          Purchase              Rapid
6947016934        VISITACION                 CA      95035      Single Family     Primary     Cash-out Refinance         Rapid
6947592348        KEBEDE                     DC      20010        Townhouse       Primary          Refinance             Rapid
6947782022        WALTERS                    VA      22304           PUD          Primary          Refinance            Standard
6948659625        CLISBY III                 CA      92007       Two Family       Primary          Purchase             Standard
6951563557        HOGSETT                    CA      94087      Single Family     Primary          Purchase              Rapid
6952691365        DAUGHERTY                  GA      31410           PUD          Primary     Cash-out Refinance        Standard
6953305296        FREELOVE                   CO      80016           PUD          Primary          Refinance             Rapid
6953764260        BLACK                      CA      92602           PUD          Primary          Refinance            Standard
6954670037        STUART                     CA      94306      Condominimum      Primary          Purchase              Rapid
6954937543        PATMAN JR                  TX      77005      Single Family     Primary          Purchase              Rapid
6955443699        ROSINGER                   NY      11218       Two Family       Primary          Purchase             Standard
6958175652        BLOUNT                     CA      95003      Single Family     Primary     Cash-out Refinance        Standard
6960116983        ZIOLKOWSKI                 CA      91741           PUD          Primary          Refinance            Standard
6960526132        CARPENTER                  VA      22020           PUD          Primary     Cash-out Refinance         Rapid
6960570338        CULLEN                     CA      93950      Single Family     Primary     Cash-out Refinance         Rapid
6961184493        MAC ARTHUR                 CA      94107     High-Rise Condo    Primary          Refinance            Standard
6961299903        SAYED                      CA      94066      Single Family     Primary          Refinance            Standard
6961749956        GRATTAN                    VA      22207      Single Family     Primary          Purchase              Rapid
6962034895        SOLIS                      CA      91202      Single Family     Primary          Refinance             Rapid
6962292089        FLORANCE                   MD      20815      Single Family     Primary     Cash-out Refinance         Rapid
6962431638        HICKEY                     CA      95003      Single Family     Primary     Cash-out Refinance        Standard
6963019242        MARGOSSIAN                 CA      91902      Single Family     Primary          Purchase             Standard
6964372509        PINNEY                     VA      22305      Single Family     Primary          Purchase              Rapid
6964745738        MILLER                     GA      30087      Single Family     Primary          Refinance            Standard
6965108977        GONZALES                   CA      95112      Single Family     Primary          Purchase             Standard
6965873687        SLOMINSKI                  PA      19355      Single Family     Primary          Purchase              Rapid
6966538198        NAIRIN                     CA      91304      Single Family     Primary          Purchase             Standard
6966972736        CAPULONG                   CA      91504      Single Family     Primary          Purchase             Standard
6967405447        MONTESANTI                 CA      94123      Condominimum      Primary          Refinance             Rapid
6968489143        SEYYAMPALLYAM              CA      95014      Single Family     Primary          Refinance            Standard
6969137394        ROODE                      CA      92677      Single Family     Primary          Purchase              Rapid
6969740163        LIN                        CA      94116      Single Family     Primary          Purchase              Rapid
6971255655        MAIBACH                    CA      94025      Single Family     Primary          Purchase             Standard
6971540395        ECHTERNACH                 CA      91011      Single Family     Primary          Refinance             Rapid
6972027830        PURCELL                    CA      94609      Single Family     Primary          Purchase              Rapid
6973011437        SCHATZ                     FL      34228      Single Family     Primary     Cash-out Refinance        Reduced
6973528505        ROMERO                     CA      95127      Single Family     Primary          Purchase             Standard
6973529917        CROFT                      TN      37027           PUD          Primary          Purchase              Rapid
6973781823        GIARRUSSO                  CA      91367      Single Family     Primary     Cash-out Refinance        Standard
6973974246        JUSUFAGIC                  CA      94015      Single Family     Primary          Purchase              Rapid
6974196146        PAK                        CA      95111      Single Family     Primary          Purchase              Rapid
6974335017        PEREZ                      CA      91423      Single Family     Primary          Purchase              Rapid
6977453841        NEUPAUER                   CA      94523           PUD          Primary     Cash-out Refinance         Rapid
6977990602        BATO                       CA      94015      Single Family     Primary     Cash-out Refinance        Standard
6979227128        RATHBUN                    CA      94706      Single Family     Primary          Purchase              Rapid
6980663774        HERRON                     CA      94107      Condominimum      Primary          Refinance             Rapid
6980986704        BAKER                      CA      91604      Single Family     Primary          Refinance             Rapid
6982272517        DEPIERRO                   CA      92629           PUD          Primary          Refinance             Rapid
6982468727        MACH                       DC      20037      Single Family     Primary          Purchase              Rapid
6982657881        LONGSTREET                 MN      55126      Single Family     Primary          Refinance             Rapid
6982998483        SAVITZ                     TX      75287           PUD          Primary          Refinance         All Ready Home
6983191203        MANGIONE                   CA      94025      Single Family     Primary     Cash-out Refinance        Standard
6984234739        HOFFMAN                    CA      95124      Single Family     Primary          Purchase              Rapid
6984505732        BYRNE                      MD      20817      Single Family     Primary          Refinance             Rapid
6985029872        CAMBON                     VA      22308      Single Family     Primary          Purchase              Rapid
6985582763        GALLEGOS                   CA      95023      Single Family     Primary          Purchase             Standard
6986951728        MOHEBAN                    MA      01915      Single Family     Primary          Refinance             Rapid
6987093918        PRESS                      IL      60614      Condominimum      Primary          Refinance             Rapid
6987340459        SORENSON                   CA      94556           PUD          Primary          Purchase              Rapid
6988976467        KLEIMAN                    CA      92694           PUD          Primary          Refinance             Rapid
6989059073        GLIKMAN                    CA      94949      Single Family     Primary          Purchase              Rapid
6989456204        MACIEL                     CA      93905      Single Family     Primary          Purchase           Timesaver-2
6990524479        CONKEL                     CA      94502           PUD          Primary          Purchase             Standard
6990559020        WANDS JR                   TX      75229      Single Family     Primary          Refinance             Rapid
6990941350        HOLMAN                     CA      95409      Single Family     Primary          Purchase              Rapid
6991597946        WHITE                      CA      93720      Single Family     Primary          Purchase             Standard
6992125804        PURCELL                    FL      33755      Single Family     Primary     Cash-out Refinance         Rapid
6994201223        FERNANDEZ JR               CA      92679           PUD          Primary          Refinance            Standard
6995614275        WALLACE                    CA      94949           PUD          Primary          Refinance            Standard
6995680318        SHANNON                    CA      94404      Single Family     Primary     Cash-out Refinance         Rapid
6997213795        FRANTZ                     CA      94708      Single Family     Primary          Purchase              Rapid
6997877136        KOHLENSTEIN                MD      21784      Single Family     Primary          Purchase             Standard
6998600842        MAHON                      AZ      86326      Single Family     Primary     Cash-out Refinance        Standard
6998670845        JOHNSON                    CA      94550      Single Family     Primary          Refinance            Standard


TABLE (CONTINUED)


LOAN           ORIG          ORIGINAL     INTEREST     1ST PAYMENT      MATURITY       ORIG           MONTHLY
NUMBER         LTV              PB          RATE          DATE            DATE         TERM             P&I
------         ---              --          ----          ----            ----         ----             ---

0028499911    80.000       499,200.00      6.625         20010601        20310501       360           3,196.43
0028909950    69.900       339,500.00      7.875         20010301        20310201       360           2,461.61
0028976835    80.000       440,000.00      7.750         20010601        20310501       360           3,152.21
0028984722    80.000       492,000.00      7.375         20010501        20310401       360           3,398.12
0029058641    73.900       302,950.00      8.000         20010101        20301201       360           2,222.94
0029115326    80.000       471,700.00      7.250         20010401        20310301       360           3,217.83
0029163375    80.000       347,900.00      8.000         20001201        20301101       360           2,552.77
0029175064    90.000       373,500.00      8.750         20001001        20300901       360           2,938.33
0029185089    46.700       280,000.00      8.250         20010301        20310201       360           2,103.55
0029199890    83.600       355,775.00      7.250         20010601        20310501       360           2,427.02
0029265717    79.900       319,500.00      7.625         20010301        20310201       360           2,261.40
0029269388    75.000       286,500.00      8.250         20001001        20300901       360           2,152.38
0029293412    60.900       700,000.00      7.625         20010401        20310301       360           4,954.56
0029321353    76.200       650,000.00      7.625         20010501        20310401       360           4,600.66
0029330206    80.000       465,600.00      7.000         20010501        20310401       360           3,097.65
0029338266    71.600       390,000.00      8.500         20010201        20310101       360           2,998.77
0029338407    72.700       400,000.00      8.250         20010101        20301201       360           3,005.07
0029339280    80.000       526,800.00      7.250         20010501        20310401       360           3,593.70
0029344231    86.900       304,000.00      8.250         20010201        20310101       360           2,283.86
0029352184    80.000       396,000.00      8.125         20010301        20310201       360           2,940.29
0029366440    80.000       295,900.00      7.250         20010601        20310501       360           2,018.56
0029369899    78.500       475,000.00      7.625         20010601        20310501       360           3,362.02
0029384245    77.500       310,000.00      7.500         20010401        20310301       360           2,167.56
0029385374    51.100       500,000.00      7.500         20010401        20310301       360           3,496.07
0029388808    78.800       335,000.00      7.625         20010501        20310401       360           2,371.11
0029393923    32.900       428,000.00      7.500         20010401        20310301       360           2,992.64
0029394376    68.000       500,000.00      7.375         20010501        20310401       360           3,453.38
0029396892    56.600       750,000.00      7.250         20010601        20310501       360           5,116.32
0029398468    69.900       650,000.00      7.625         20010601        20310501       360           4,600.66
0029406550    75.000       465,000.00      7.250         20010501        20310401       360           3,172.12
0029406592    80.000       346,800.00      7.625         20010401        20310301       360           2,454.63
0029406667    74.800       318,000.00      7.625         20010401        20310301       360           2,250.79
0029426608    65.200       326,000.00      7.250         20010401        20310301       360           2,223.89
0029440633    80.000       376,000.00      8.000         20010401        20310301       360           2,758.96
0029441409    73.300       425,000.00      7.375         20010401        20310301       360           2,935.37
0029448248    84.900       343,800.00      7.750         20010401        20310301       360           2,463.03
0029448586    80.000       400,000.00      7.375         20010401        20310301       360           2,762.70
0029449238    90.000       388,800.00      7.500         20010601        20310501       360           2,718.55
0029449246    65.900       300,000.00      7.500         20010501        20310401       360           2,097.65
0029452869    67.600       366,050.00      7.625         20010401        20310301       360           2,590.88
0029457504    80.000       449,950.00      7.125         20010501        20310401       360           3,031.40
0029458007    79.900       459,400.00      7.500         20010501        20310401       360           3,212.20
0029458494    80.000       480,000.00      7.750         20010401        20310301       360           3,438.78
0029465473    61.100       389,000.00      7.125         20010601        20310501       360           2,620.77
0029472388    74.700       325,000.00      7.250         20010601        20310501       360           2,217.08
0029472602    74.500       350,000.00      7.625         20010501        20310401       360           2,477.28
0029473139    80.000       430,400.00      7.500         20010301        20310201       360           3,009.42
0029473873    80.000       287,350.00      7.625         20010301        20310201       360           2,033.85
0029476876    80.000       328,850.00      7.250         20010501        20310401       360           2,243.34
0029493251    80.000       409,850.00      7.375         20010501        20310401       360           2,830.74
0029501053    80.000       480,000.00      7.375         20010501        20310401       360           3,315.25
0029503976    69.500       695,000.00      7.125         20010501        20310401       360           4,682.34
0029504487    70.000       490,000.00      6.875         20010501        20310401       360           3,218.96
0029504669    80.000       372,100.00      7.500         20010501        20310401       360           2,601.78
0029508256    80.000       304,000.00      7.625         20010501        20310401       360           2,151.69
0029508843    65.800       397,000.00      7.875         20010501        20310401       360           2,878.53
0029511078    80.000       367,950.00      7.250         20010601        20310501       360           2,510.07
0029512183    68.900       420,000.00      7.250         20010501        20310401       360           2,865.15
0029516283    74.900       337,000.00      7.125         20010501        20310401       360           2,270.43
0029516515    79.300       325,000.00      7.250         20010601        20310501       360           2,217.08
0029521788    70.000       314,950.00      7.000         20010501        20310401       360           2,095.38
0029521952    80.000       562,000.00      7.250         20010601        20310501       360           3,833.84
0029525680    80.000       358,350.00      7.250         20010501        20310401       360           2,444.58
0029528643    75.000       307,500.00      7.375         20010501        20310401       360           2,123.83
0029528981    75.000       525,000.00      7.375         20010501        20310401       360           3,626.04
0029533528    80.000       351,950.00      7.250         20010501        20310401       360           2,400.92
0029535077    64.800       340,000.00      7.125         20010501        20310401       360           2,290.65
0029536620    80.000       312,600.00      7.625         20010501        20310401       360           2,212.57
0029537453    80.000       401,950.00      7.250         20010501        20310401       360           2,742.01
0029540705    80.000       340,000.00      7.250         20010601        20310501       360           2,319.40
0029540739    80.000       322,000.00      6.750         20010501        20310401       360           2,088.49
0029541802    62.300       373,500.00      7.000         20010601        20310501       360           2,484.91
0029541919    64.000       440,000.00      6.750         20010501        20310401       360           2,853.84
0029547338    70.000       327,050.00      7.250         20010501        20310401       360           2,231.06
0029547841    65.300       774,000.00      7.750         20010601        20310501       360           5,545.04
0029548344    80.000       406,500.00      7.250         20010501        20310401       360           2,773.05
0029548922    62.800       650,000.00      7.250         20010501        20310401       360           4,434.15
0029551090    80.000       306,100.00      7.125         20010601        20310501       360           2,062.26
0029551181    80.000       344,000.00      7.750         20010501        20310401       360           2,464.46
0029553070    80.000       364,000.00      7.375         20010501        20310401       360           2,514.06
0029553260    80.000       576,000.00      7.500         20010601        20310501       360           4,027.48
0029553831    80.000       316,000.00      6.750         20010601        20310501       360           2,049.57
0029554722    70.600       300,000.00      7.000         20010601        20310501       360           1,995.91
0029554847    80.000       343,950.00      7.250         20010501        20310401       360           2,346.35
0029555588    66.400       395,000.00      7.000         20010501        20310401       360           2,627.95
0029555604    80.000       372,000.00      7.250         20010501        20310401       360           2,537.70
0029558608    80.000       472,000.00      7.625         20010601        20310501       360           3,340.79
0029558632    77.200       301,000.00      7.750         20010501        20310401       360           2,156.40
0029559911    67.600       430,000.00      6.875         20010501        20310401       360           2,824.79
0029560489    72.500       343,500.00      7.375         20010601        20310501       360           2,372.47
0029560570    78.000       522,800.00      7.500         20010501        20310401       360           3,655.50
0029562030    90.000       353,250.00      7.375         20010501        20310401       360           2,439.82
0029562204    80.000       321,000.00      6.875         20010601        20310501       360           2,108.75
0029562311    80.000       362,000.00      7.250         20010501        20310401       360           2,469.48
0029562345    69.700       310,000.00      7.000         20010501        20310401       360           2,062.44
0029562428    68.100       450,000.00      7.375         20010501        20310401       360           3,108.04
0029562790    75.000       388,500.00      7.375         20010501        20310401       360           2,683.28
0029562907    80.000       325,600.00      7.250         20010501        20310401       360           2,221.17
0029562998    56.300       400,000.00      7.250         20010501        20310401       360           2,728.71
0029563004    71.300       642,000.00      7.500         20010601        20310501       360           4,488.96
0029563038    82.100       312,000.00      7.375         20010501        20310401       360           2,154.91
0029564077    90.000       319,500.00      7.625         20010401        20310301       360           2,261.40
0029564606    80.000       359,050.00      6.875         20010501        20310401       360           2,358.71
0029564655    71.800       430,900.00      7.125         20010601        20310501       360           2,903.06
0029566940    80.000       498,680.00      7.250         20010501        20310401       360           3,401.88
0029567427    80.000       384,000.00      7.500         20010501        20310401       360           2,684.98
0029567906    80.000       424,000.00      7.250         20010501        20310401       360           2,892.43
0029568045    65.100       358,000.00      7.375         20010501        20310401       360           2,472.62
0029571916    68.700       450,000.00      7.000         20010501        20310401       360           2,993.87
0029572195    80.000       408,000.00      7.000         20010601        20310501       360           2,714.43
0029572419    71.700       450,000.00      7.500         20010501        20300401       348           3,175.75
0029573953    89.700       323,000.00      7.375         20010501        20310401       360           2,230.88
0029574340    90.000       316,700.00      7.250         20010501        20310401       360           2,160.46
0029575172    71.500       470,000.00      7.125         20010601        20310501       360           3,166.48
0029575206    80.000       556,550.00      7.125         20010501        20310401       360           3,749.58
0029575248    80.000       347,950.00      6.750         20010501        20310401       360           2,256.80
0029575800    69.200       346,000.00      7.000         20010501        20310401       360           2,301.95
0029575966    78.000       397,200.00      7.125         20010501        20310401       360           2,676.01
0029576162    77.300       398,050.00      7.250         20010501        20310401       360           2,715.40
0029576204    70.300       430,000.00      7.375         20010501        20310401       360           2,969.90
0029576568    68.800       440,000.00      7.375         20010501        20310401       360           3,038.97
0029577087    80.000       341,550.00      7.250         20010501        20310401       360           2,329.97
0029577129    80.000       547,850.00      7.250         20010601        20310501       360           3,737.30
0029577145    78.600       347,350.00      7.250         20010501        20310401       360           2,369.54
0029577954    80.000       298,532.00      8.000         20010501        20310401       360           2,190.53
0029578127    80.000       295,200.00      6.875         20010501        20310401       360           1,939.26
0029578390    80.000       408,000.00      7.375         20010501        20310401       360           2,817.95
0029578705    74.100       444,000.00      7.750         20010401        20310301       360           3,180.87
0029579265    43.900       340,000.00      7.375         20010601        20310501       360           2,348.30
0029579349    72.300       419,500.00      7.125         20010601        20310501       360           2,826.25
0029580214    90.000       324,000.00      7.125         20010601        20310501       360           2,182.85
0029581816    80.000       392,440.00      7.375         20010501        20310401       360           2,710.49
0029582269    73.100       343,500.00      6.875         20010601        20310501       360           2,256.55
0029583077    52.500       559,000.00      7.125         20010601        20310501       360           3,766.09
0029584182    78.800       324,000.00      7.000         20010601        20310501       360           2,155.58
0029586021    74.300       359,800.00      7.125         20010601        20310501       360           2,424.04
0029586567    77.700       600,000.00      7.375         20010501        20310401       360           4,144.06
0029586666    80.000       416,000.00      6.625         20010501        20310401       360           2,663.69
0029587730    79.000       360,000.00      7.375         20010401        20310301       360           2,486.43
0029587904    79.700       422,400.00      7.625         20010501        20310401       360           2,989.72
0029588126    74.300       650,000.00      7.000         20010501        20310401       360           4,324.47
0029588282    67.300       350,000.00      7.625         20010601        20310501       360           2,477.28
0029588357    68.200       375,000.00      6.750         20010501        20310401       360           2,432.25
0029588654    73.100       310,500.00      7.500         20010501        20310401       360           2,171.07
0029588704    80.000       387,100.00      7.125         20010501        20310401       360           2,607.97
0029589041    79.400       333,000.00      7.375         20010501        20310401       360           2,299.95
0029589090    80.000       304,000.00      7.625         20010601        20310501       360           2,151.69
0029590437    80.000       600,000.00      7.250         20010601        20310501       360           4,093.06
0029591575    68.200       535,000.00      7.750         20010401        20310301       360           3,832.81
0029593803    78.500       574,000.00      6.875         20010601        20310501       360           3,770.77
0029594009    80.000       308,800.00      7.375         20010601        20310501       360           2,132.80
0029594041    80.000       440,000.00      7.000         20010501        20310401       360           2,927.34
0029594132    77.900       456,000.00      7.000         20010601        20310501       360           3,033.78
0029594181    85.000       324,300.00      7.250         20010601        20310501       360           2,212.30
0029594215    79.900       326,750.00      7.000         20010601        20310501       360           2,173.88
0029594231    77.700       383,950.00      7.125         20010501        20310401       360           2,586.75
0029594637    79.200       503,000.00      7.000         20010601        20310501       360           3,346.48
0029594660    80.000       318,400.00      7.125         20010601        20310501       360           2,145.12
0029595493    80.000       313,000.00      7.000         20010501        20310401       360           2,082.40
0029597226    95.000       359,550.00      7.375         20010501        20310401       360           2,483.32
0029597853    72.900       350,000.00      6.875         20010601        20310501       360           2,299.25
0029597861    76.900       300,000.00      7.000         20010601        20310501       360           1,995.91
0029599966    90.000       350,900.00      7.000         20010501        20310401       360           2,334.55
0029599982    80.000       448,000.00      7.500         20010601        20310501       360           3,132.48
0029601069    80.000       300,500.00      6.875         20010501        20310401       360           1,974.08
0029601077    80.000       421,280.00      7.250         20010501        20310401       360           2,873.88
0029601085    67.000       335,000.00      7.375         20010601        20310501       360           2,313.77
0029601093    80.000       420,000.00      7.000         20010601        20310501       360           2,794.27
0029601101    80.000       360,000.00      7.250         20010601        20310501       360           2,455.84
0029601390    72.400       445,000.00      7.250         20010601        20310501       360           3,035.68
0029601838    80.000       385,300.00      7.250         20010601        20310501       360           2,628.43
0029602638    80.000       292,950.00      7.375         20010501        20310401       360           2,023.33
0029603222    59.600       500,000.00      7.000         20010601        20310501       360           3,326.51
0029604717    80.000       292,150.00      7.250         20010601        20310501       360           1,992.98
0029605144    76.600       486,098.00      7.000         20010601        20310501       360           3,234.02
0029605714    61.700       370,000.00      7.250         20010601        20310501       360           2,524.05
0029605870    80.000       372,000.00      7.625         20010501        20310401       360           2,633.00
0029606449    80.000       291,800.00      7.000         20010501        20310401       360           1,941.36
0029608908    90.000       355,000.00      7.375         20010501        20310401       360           2,451.90
0029609914    75.000       540,300.00      7.125         20010601        20310501       360           3,640.11
0029610342    80.000       467,900.00      7.250         20010501        20310401       360           3,191.90
0029611258    80.000       540,000.00      7.250         20010501        20310401       360           3,683.76
0029611993    66.700       435,000.00      7.125         20010501        20310401       360           2,930.68
0029613171    80.000       352,000.00      6.750         20010601        20310501       360           2,283.07
0029613775    80.000       588,000.00      7.500         20010601        20310501       360           4,111.38
0029614591    90.000       349,200.00      7.250         20010601        20310501       360           2,382.16
0029614708    43.000       314,000.00      7.750         20010601        20310501       360           2,249.53
0029614807    80.000       376,000.00      7.375         20010601        20310501       360           2,596.94
0029614948    60.900       560,000.00      7.375         20010601        20310501       360           3,867.78
0029615358    73.200       575,000.00      7.250         20010601        20310501       360           3,922.51
0029615671    78.500       460,000.00      7.375         20010601        20310501       360           3,177.11
0029615705    95.000       361,000.00      7.500         20010601        20310501       360           2,524.17
0029617180    54.300       325,000.00      7.125         20010601        20310501       360           2,189.59
0029618055    68.600       350,000.00      7.375         20010601        20310501       360           2,417.36
0029618410    90.000       373,500.00      7.500         20010501        20310401       360           2,611.57
0029618683    69.800       300,000.00      7.375         20010601        20310501       360           2,072.03
0029620895    71.000       330,000.00      7.000         20010601        20310501       360           2,195.50
0029621422    80.000       341,600.00      7.750         20010601        20310501       360           2,447.26
0029621596    67.500       439,000.00      7.125         20010501        20310401       360           2,957.63
0029621745    80.000       317,600.00      7.250         20010401        20310301       360           2,166.59
0029621919    75.000       351,000.00      7.625         20010601        20310501       360           2,484.36
0029622768    75.000       363,750.00      7.500         20010601        20310501       360           2,543.40
0029622826    58.100       375,000.00      7.250         20010601        20310501       360           2,558.17
0029622966    89.800       316,000.00      7.500         20010601        20310501       360           2,209.52
0029622990    70.000       875,000.00      7.250         20010601        20310501       360           5,969.05
0029624822    68.200       530,000.00      7.250         20010601        20310501       360           3,615.53
0029624855    80.000       319,050.00      7.375         20010601        20310501       360           2,203.60
0029624863    80.000       400,000.00      6.750         20010601        20310501       360           2,594.40
0029624921    80.000       325,000.00      7.250         20010601        20310501       360           2,217.07
0029624939    65.200       404,000.00      7.500         20010601        20310501       360           2,824.83
0029625092    89.700       323,000.00      7.375         20010601        20310501       360           2,230.88
0029625118    80.000       327,450.00      7.125         20010601        20310501       360           2,206.10
0029628047    62.500       380,000.00      7.625         20010601        20310501       360           2,689.62
0029629078    63.600       315,000.00      7.625         20010601        20310501       360           2,229.55
0029629268    71.600       400,000.00      7.250         20010601        20310501       360           2,728.71
0029630092    77.800       350,000.00      8.250         20010301        20310201       360           2,629.43
0029630159    80.000       330,832.00      7.750         20010301        20310201       360           2,370.12
0029630266    79.200       475,000.00      8.000         20010201        20310101       360           3,485.38
0029630316    62.700       335,300.00      7.000         20010601        20310501       360           2,230.76
0029630506    80.000       384,000.00      7.875         20010501        20310401       360           2,784.27
0029630662    49.800       370,000.00      6.125         20010501        20310401       360           2,248.16
0029630860    78.600       302,500.00      8.875         20010101        20301201       360           2,406.83
0029630886    69.800       350,000.00      8.500         20001201        20301101       360           2,691.20
0029630910    90.000       305,100.00      8.125         20010101        20301201       360           2,265.36
0029631009    79.300       480,000.00      7.375         20010601        20310501       360           3,315.24
0029631215    80.000       515,800.00      7.250         20010501        20310401       360           3,518.67
0029631298    67.100       420,000.00      7.500         20010501        20310401       360           2,936.71
0029631348    78.600       349,300.00      7.375         20010601        20310501       360           2,412.53
0029631371    73.100       402,000.00      7.250         20010601        20310501       360           2,742.35
0029631389    80.000       300,000.00      7.250         20010601        20310501       360           2,046.53
0029631405    79.900       419,500.00      7.500         20010501        20310401       360           2,933.21
0029631439    74.300       650,000.00      7.125         20010601        20310501       360           4,379.18
0029632577    77.200       380,000.00      8.125         20010101        20301201       360           2,821.49
0029634326    64.200       520,000.00      6.750         20010601        20310501       360           3,372.71
0029634342    80.000       433,600.00      6.875         20010601        20310501       360           2,848.44
0029634540    75.000       342,750.00      7.625         20010401        20310301       360           2,425.97
0029634573    73.700       350,000.00      8.875         20000601        20300501       360           2,784.76
0029634581    80.000       376,700.00      8.750         20001001        20300901       360           2,963.50
0029634607    80.000       616,000.00      7.750         20010301        20310201       360           4,413.10
0029634623    75.000       412,500.00      7.250         20010501        20310401       360           2,813.98
0029634649    71.700       322,500.00      8.750         20010401        20310301       360           2,537.11
0029634714    80.000       344,000.00      8.500         20010401        20310301       360           2,645.07
0029634789    80.000       318,000.00      8.500         20001201        20301101       360           2,445.14
0029635562    79.900       639,200.00      7.125         20010601        20310501       360           4,306.41
0029635588    75.000       345,000.00      7.625         20010601        20310501       360           2,441.89
0029636966    95.000       295,925.00      8.125         20010401        20310301       360           2,197.23
0029637071    90.000       297,000.00      7.875         20010501        20310401       360           2,153.46
0029637097    80.000       520,000.00      7.625         20010501        20310401       360           3,680.53
0029637188    80.000       399,200.00      7.250         20010501        20310401       360           2,723.25
0029637212    74.400       372,000.00      7.375         20010501        20310401       360           2,569.31
0029637238    80.000       500,000.00      7.375         20010501        20310401       360           3,453.38
0029637287    51.100       340,000.00      7.375         20010501        20310401       360           2,348.30
0029637386    53.800       339,000.00      7.750         20010501        20310401       360           2,428.64
0029637469    76.600       295,000.00      7.250         20010501        20310401       360           2,012.42
0029637501    62.900       322,000.00      7.250         20010501        20310401       360           2,196.61
0029638277    90.000       350,100.00      7.750         20010501        20310401       360           2,508.16
0029638301    80.000       420,000.00      7.625         20010501        20310401       360           2,972.73
0029638418    54.000       307,000.00      7.125         20010501        20310401       360           2,068.32
0029638541    73.500       350,000.00      7.250         20010501        20310401       360           2,387.62
0029638574    80.000       384,000.00      7.375         20010501        20310401       360           2,652.19
0029638608    54.600       325,000.00      7.375         20010501        20310401       360           2,244.69
0029638640    80.000       520,000.00      7.875         20010501        20310401       360           3,770.36
0029638681    64.200       388,000.00      7.375         20010501        20310401       360           2,679.82
0029638723    80.000       293,050.00      7.375         20010501        20310401       360           2,024.02
0029639663    58.500       295,400.00      7.500         20010601        20310501       360           2,065.48
0029639770    80.000       336,400.00      7.375         20010601        20310501       360           2,323.44
0029641396    84.300       388,000.00      7.750         20010501        20310401       360           2,779.68
0029641446    80.000       296,000.00      7.500         20010501        20310401       360           2,069.67
0029641479    80.000       310,800.00      7.375         20010501        20310401       360           2,146.62
0029641487    52.400       375,000.00      7.500         20010501        20310401       360           2,622.05
0029643483    80.000       358,000.00      7.250         20010601        20310501       360           2,442.19
0029645611    74.000       318,400.00      7.250         20010501        20310401       360           2,172.05
0029645652    78.900       355,000.00      7.625         20010501        20310401       360           2,512.67
0029645835    80.000       338,800.00      7.500         20010601        20310501       360           2,368.94
0029646817    80.000       312,000.00      7.250         20010501        20310401       360           2,128.39
0029646833    80.000       459,450.00      6.750         20010501        20310401       360           2,979.98
0029646890    72.200       339,500.00      7.375         20010501        20310401       360           2,344.84
0029646957    75.300       391,400.00      7.250         20010501        20310401       360           2,670.04
0029647104    80.000       332,000.00      7.625         20010501        20310401       360           2,349.88
0029647146    79.100       328,400.00      7.250         20010501        20310401       360           2,240.27
0029647203    80.000       384,000.00      7.000         20010501        20310401       360           2,554.76
0029647419    71.000       575,000.00      7.500         20010501        20310401       360           4,020.49
0029647427    89.900       314,595.00      7.625         20010501        20310401       360           2,226.69
0029647559    80.000       360,000.00      7.375         20010501        20310401       360           2,486.44
0029647583    80.000       294,400.00      7.375         20010501        20310401       360           2,033.35
0029647617    90.000       296,100.00      7.500         20010501        20310401       360           2,070.38
0029648110    78.800       351,000.00      7.125         20010601        20310501       360           2,364.75
0029648144    80.000       355,200.00      7.500         20010501        20310401       360           2,483.62
0029649522    72.600       530,000.00      7.250         20010501        20310401       360           3,615.53
0029649555    80.000       348,000.00      7.500         20010501        20310401       360           2,433.27
0029649753    80.000       364,100.00      7.375         20010501        20310401       360           2,514.75
0029649761    62.500       875,000.00      7.375         20010501        20310401       360           6,043.41
0029649795    79.100       333,700.00      7.000         20010501        20310401       360           2,220.12
0029649852    80.000       450,800.00      7.250         20010501        20310401       360           3,075.26
0029649878    53.000       400,000.00      7.375         20010501        20310401       360           2,762.71
0029649894    90.000       364,500.00      7.250         20010501        20310401       360           2,486.54
0029649928    95.000       305,500.00      7.375         20010501        20310401       360           2,110.02
0029649977    80.000       304,000.00      7.750         20010401        20310301       360           2,177.90
0029650009    80.000       428,000.00      7.625         20010501        20310401       360           3,029.36
0029650025    75.000       348,750.00      7.250         20010501        20310401       360           2,379.09
0029650033    80.000       361,700.00      7.000         20010501        20310401       360           2,406.40
0029650041    90.000       342,000.00      7.500         20010501        20310401       360           2,391.32
0029650074    80.000       375,200.00      7.375         20010501        20310401       360           2,591.42
0029650090    70.000       350,000.00      7.500         20010501        20310401       360           2,447.26
0029650116    80.000       552,000.00      7.625         20010501        20310401       360           3,907.03
0029650124    77.800       325,000.00      7.375         20010401        20310301       360           2,244.70
0029650157    75.000       419,000.00      7.125         20010501        20310401       360           2,822.89
0029650165    76.800       345,750.00      7.625         20010501        20310401       360           2,447.20
0029650199    80.000       616,000.00      7.750         20010501        20310401       360           4,413.10
0029650603    68.900       600,000.00      7.375         20010501        20310401       360           4,144.06
0029650637    78.900       481,181.00      7.500         20010501        20310401       360           3,364.49
0029650645    80.000       317,600.00      7.375         20010501        20310401       360           2,193.59
0029650678    80.000       308,000.00      7.500         20010501        20310401       360           2,153.59
0029650751    70.900       308,600.00      7.375         20010501        20310401       360           2,131.43
0029650769    80.000       292,000.00      7.500         20010501        20310401       360           2,041.71
0029650785    77.200       308,646.00      7.250         20010501        20310401       360           2,105.51
0029650801    80.000       320,000.00      7.500         20010501        20310401       360           2,237.49
0029650827    79.600       431,698.00      7.375         20010501        20310401       360           2,981.64
0029651049    95.000       290,600.00      7.875         20010401        20310301       360           2,107.05
0029651080    74.900       299,400.00      7.250         20010501        20310401       360           2,042.44
0029651502    80.000       582,000.00      6.750         20010601        20310501       360           3,774.84
0029651940    68.000       500,000.00      7.375         20010501        20310401       360           3,453.38
0029651965    80.000       308,000.00      7.000         20010501        20310401       360           2,049.14
0029651973    77.300       502,500.00      7.250         20010501        20310401       360           3,427.94
0029652005    80.000       482,400.00      7.500         20010501        20310401       360           3,373.02
0029652039    80.000       568,000.00      7.250         20010501        20310401       360           3,874.77
0029652047    80.000       392,000.00      7.375         20010501        20310401       360           2,707.45
0029652062    76.700       525,000.00      7.250         20010501        20310401       360           3,581.43
0029652088    78.400       345,000.00      7.500         20010501        20310401       360           2,412.30
0029652096    85.200       399,500.00      7.500         20010501        20310401       360           2,793.37
0029652112    77.200       417,000.00      7.625         20010501        20310401       360           2,951.50
0029652146    62.200       400,000.00      7.000         20010501        20310401       360           2,661.21
0029652161    71.900       435,000.00      7.250         20010501        20310401       360           2,967.47
0029652187    80.000       340,000.00      7.375         20010501        20310401       360           2,348.30
0029652195    80.000       412,000.00      7.375         20010501        20310401       360           2,845.59
0029652203    53.900       345,000.00      7.625         20010501        20310401       360           2,441.89
0029652336    66.300       650,000.00      7.500         20010501        20310401       360           4,544.90
0029652369    80.000       308,000.00      7.375         20010501        20310401       360           2,127.28
0029652393    73.000       540,000.00      7.625         20010501        20310401       360           3,822.09
0029652401    80.000       343,300.00      7.250         20010501        20310401       360           2,341.92
0029652419    79.900       439,200.00      7.375         20010501        20310401       360           3,033.45
0029652435    80.000       402,400.00      7.500         20010501        20310401       360           2,813.64
0029652468    75.600       440,000.00      7.250         20010501        20310401       360           3,001.58
0029652484    80.000       364,000.00      7.125         20010501        20310401       360           2,452.34
0029652500    80.000       487,200.00      7.375         20010501        20310401       360           3,364.97
0029654084    80.000       385,600.00      7.000         20010501        20310401       360           2,565.41
0029654092    80.000       328,000.00      7.375         20010501        20310401       360           2,265.42
0029654118    75.000       375,000.00      7.375         20010501        20310401       360           2,590.04
0029654126    88.100       317,000.00      7.375         20010501        20310401       360           2,189.45
0029654159    74.100       357,000.00      7.250         20010601        20310501       360           2,435.37
0029654571    80.000       572,750.00      7.375         20010501        20310401       360           3,955.85
0029655297    80.000       360,000.00      7.375         20010501        20310401       360           2,486.43
0029655651    80.000       420,000.00      7.125         20010601        20310501       360           2,829.62
0029656998    80.000       336,000.00      7.625         20010501        20310401       360           2,378.19
0029659992    78.000       356,400.00      7.375         20010501        20310401       360           2,461.57
0029660008    63.000       426,250.00      7.250         20010601        20310501       360           2,907.78
0029660016    73.900       443,300.00      7.250         20010501        20310401       360           3,024.09
0029661238    78.200       332,500.00      7.375         20010501        20310401       360           2,296.50
0029661261    80.000       320,000.00      7.500         20010501        20310401       360           2,237.49
0029661279    48.700       365,352.00      7.375         20010401        20310301       360           2,523.40
0029661295    64.500     1,000,000.00      7.500         20010501        20310401       360           6,992.15
0029661303    60.900       443,000.00      7.375         20010501        20310401       360           3,059.70
0029661311    69.000       365,000.00      7.750         20010501        20310401       360           2,614.91
0029661329    62.800       354,900.00      7.500         20010501        20310401       360           2,481.52
0029661345    77.400       600,000.00      7.625         20010501        20310401       360           4,246.77
0029661394    80.000       423,250.00      7.375         20010501        20310401       360           2,923.29
0029661410    27.700       360,000.00      7.500         20010501        20310401       360           2,517.18
0029661444    77.800       700,000.00      7.625         20010501        20310401       360           4,954.56
0029661451    80.000       549,600.00      7.500         20010501        20310401       360           3,842.89
0029661519    60.200       500,000.00      7.000         20010401        20310301       360           3,326.52
0029661543    74.000       814,000.00      7.375         20010401        20310301       360           5,622.10
0029661550    76.400       428,000.00      7.375         20010501        20310401       360           2,956.09
0029661568    57.300     1,000,000.00      7.500         20010501        20310401       360           6,992.15
0029661600    68.100       490,000.00      7.375         20010501        20310401       360           3,384.31
0029661634    66.700       340,000.00      7.500         20010501        20310401       360           2,377.33
0029661667    80.000       440,000.00      7.375         20010501        20310401       360           3,038.98
0029661675    79.600       338,300.00      7.625         20010501        20310401       360           2,394.47
0029661691    72.400       485,000.00      7.500         20010501        20310401       360           3,391.20
0029661709    80.000       332,244.00      7.125         20010501        20310401       360           2,238.39
0029661725    36.800       625,000.00      7.625         20010501        20310401       360           4,423.72
0029661733    72.600       310,000.00      7.250         20010501        20310401       360           2,114.75
0029661758    78.000       327,500.00      7.500         20010501        20310401       360           2,289.93
0029661790    78.200       457,500.00      7.125         20010401        20310301       360           3,082.27
0029661857    83.500       380,000.00      7.500         20010501        20310401       360           2,657.02
0029661873    70.400       387,000.00      7.625         20010501        20310401       360           2,739.17
0029661899    55.600       500,000.00      7.125         20010501        20310401       360           3,368.60
0029661907    66.100       332,600.00      7.500         20010501        20310401       360           2,325.59
0029661949    80.000       454,400.00      7.375         20010501        20310401       360           3,138.43
0029662020    79.700       470,000.00      7.375         20010501        20310401       360           3,246.18
0029665395    80.000       488,000.00      7.500         20010401        20310301       360           3,412.17
0029665445    75.500       415,000.00      7.250         20010501        20310401       360           2,831.03
0029665486    80.000       502,400.00      7.750         20010401        20310301       360           3,599.26
0029665494    88.500       389,250.00      7.250         20010501        20310401       360           2,655.37
0029665650    80.000       430,400.00      7.500         20010501        20210401       240           3,467.27
0029665684    79.900       369,600.00      7.375         20010501        20310401       360           2,552.74
0029665718    90.000       396,000.00      7.250         20010501        20310401       360           2,701.42
0029665841    78.800       359,200.00      7.625         20010501        20310401       360           2,542.40
0029666062    80.000       392,800.00      7.625         20010601        20310501       360           2,780.21
0029666187    90.000       442,800.00      7.125         20010601        20310501       360           2,983.23
0029666351    89.700       373,050.00      7.375         20010501        20310401       360           2,576.56
0029666401    73.100       324,000.00      7.250         20010501        20310401       360           2,210.25
0029666435    90.000       360,500.00      7.375         20010501        20310401       360           2,489.88
0029667912    90.000       297,700.00      7.250         20010601        20310501       360           2,030.84
0029672151    80.000       359,200.00      7.375         20010501        20310401       360           2,480.91
0029672177    90.000       360,000.00      7.375         20010601        20310501       360           2,486.43
0029672508    80.000       488,000.00      6.750         20010501        20310401       360           3,165.16
0029672532    80.000       288,300.00      6.875         20010501        20310401       360           1,893.93
0029672540    75.100       308,100.00      7.000         20010501        20310401       360           2,049.80
0029672557    80.000       499,200.00      7.250         20010501        20310401       360           3,405.43
0029672565    80.000       324,400.00      7.250         20010501        20310401       360           2,212.98
0029672573    80.000       466,220.00      7.375         20010501        20310401       360           3,220.07
0029672581    67.500       371,000.00      7.000         20010501        20310401       360           2,468.28
0029672599    95.000       285,665.00      7.250         20010501        20310401       360           1,948.74
0029672607    66.700       650,000.00      7.500         20010401        20310301       360           4,544.90
0029672623    80.000       287,920.00      6.875         20010501        20310401       360           1,891.43
0029672631    80.000       367,865.00      7.250         20010501        20310401       360           2,509.49
0029672664    78.500       330,000.00      7.250         20010501        20310401       360           2,251.19
0029672714    89.900       357,770.00      6.875         20010501        20310401       360           2,350.30
0029672748    80.000       393,600.00      7.250         20010501        20310401       360           2,685.05
0029672755    75.800       470,000.00      7.000         20010501        20310401       360           3,126.93
0029672797    76.100       350,000.00      7.375         20010501        20310401       360           2,417.37
0029672821    71.800       576,000.00      7.250         20010401        20310301       360           3,929.34
0029672847    80.000       369,500.00      7.500         20010501        20310401       360           2,583.60
0029672896    80.000       385,900.00      7.500         20010401        20310301       360           2,698.27
0029672912    80.000       535,920.00      7.125         20010501        20310401       360           3,610.60
0029672920    80.000       313,865.00      7.125         20010501        20310401       360           2,114.57
0029672946    80.000       355,800.00      7.250         20010501        20310401       360           2,427.19
0029672953    79.500       445,000.00      7.500         20010501        20310401       360           3,111.51
0029672961    67.300       350,000.00      7.375         20010501        20310401       360           2,417.37
0029672979    67.900       325,000.00      7.000         20010501        20310401       360           2,162.24
0029672987    80.000       328,000.00      7.250         20010501        20310401       360           2,237.54
0029672995    71.200       494,000.00      7.000         20010501        20310401       360           3,286.60
0029673027    80.000       318,250.00      7.250         20010501        20310401       360           2,171.03
0029673035    80.000       317,350.00      7.750         20010501        20310401       360           2,273.54
0029673043    80.000       440,000.00      6.875         20010501        20310401       360           2,890.49
0029673050    90.000       331,299.00      7.875         20010501        20310401       360           2,402.15
0029673076    80.000       329,600.00      7.000         20010601        20310501       360           2,192.84
0029673118    80.000       292,000.00      7.250         20010401        20310301       360           1,991.96
0029673449    80.000       372,000.00      7.250         20010501        20310401       360           2,537.70
0029673472    71.500       397,000.00      7.250         20010501        20310401       360           2,708.24
0029673480    80.000       395,080.00      7.250         20010501        20310401       360           2,695.15
0029673498    75.600       300,000.00      7.500         20010501        20310401       360           2,097.65
0029673514    80.000       360,450.00      7.500         20010501        20310401       360           2,520.32
0029673548    76.600       330,000.00      7.250         20010501        20310401       360           2,251.19
0029673571    80.000       459,535.00      7.375         20010501        20310401       360           3,173.90
0029673597    63.400       300,000.00      6.875         20010501        20310401       360           1,970.79
0029673613    79.900       312,344.00      7.625         20010501        20310401       360           2,210.76
0029673621    77.000       303,000.00      7.250         20010501        20310401       360           2,067.00
0029673639    79.900       465,600.00      7.375         20010501        20310401       360           3,215.79
0029673654    80.000       332,000.00      7.000         20010501        20310401       360           2,208.81
0029673662    75.000       297,500.00      7.250         20010501        20310401       360           2,029.48
0029673670    80.000       368,000.00      7.250         20010501        20310401       360           2,510.41
0029673720    80.000       378,550.00      7.375         20010501        20310401       360           2,614.56
0029673738    72.800       499,000.00      7.500         20010501        20310401       360           3,489.09
0029673746    78.500       300,000.00      7.500         20010401        20310301       360           2,097.65
0029673761    80.000       353,100.00      6.875         20010501        20310401       360           2,319.62
0029673787    80.000       301,500.00      7.500         20010501        20310401       360           2,108.14
0029674595    66.900       425,000.00      7.500         20010601        20310501       360           2,971.66
0029675519    80.000       300,000.00      7.250         20010601        20310501       360           2,046.53
0029677515    68.100       550,000.00      7.500         20010601        20310501       360           3,845.69
0029677556    67.400       536,900.00      7.625         20010601        20310501       360           3,800.15
0029677606    80.000       430,650.00      7.250         20010601        20310501       360           2,937.80
0029677630    80.000       454,100.00      7.750         20010601        20310501       360           3,253.23
0029684024    79.700       307,000.00      7.250         20010601        20260501       300           2,219.02
0029685526    80.000       340,000.00      7.250         20010501        20310401       360           2,319.40
0029685559    78.300       309,300.00      7.375         20010601        20310501       360           2,136.26
0029685575    72.500       375,000.00      7.000         20010501        20310401       360           2,494.88
0029685591    80.000       501,900.00      7.250         20010401        20310301       360           3,423.84
0029688298    76.800       288,000.00      7.500         20010501        20310401       360           2,013.74
0029688314    79.000       342,000.00      7.375         20010501        20310401       360           2,362.11
0029688355    72.300       405,000.00      7.375         20010501        20310401       360           2,797.23
0029688363    79.000       308,000.00      7.375         20010401        20310301       360           2,127.28
0029688389    20.500       650,000.00      7.375         20010401        20310301       360           4,489.39
0029688439    72.000       360,000.00      7.875         20010501        20310401       360           2,610.25
0029688488    61.200       419,000.00      7.000         20010501        20310401       360           2,787.62
0029688512    63.400       580,000.00      7.375         20010501        20310401       360           4,005.91
0029688793    75.000       393,750.00      7.625         20010301        20310201       360           2,786.94
0029688819    80.000       340,000.00      7.500         20010401        20310301       360           2,377.33
0029688884    80.000       397,600.00      7.250         20010401        20310301       360           2,712.33
0029689007    80.000       344,000.00      7.375         20010501        20310401       360           2,375.92
0029689148    37.000       435,000.00      7.375         20010401        20310301       360           3,004.44
0029689171    85.000       382,500.00      7.000         20010501        20310401       360           2,544.79
0029689221    61.300       429,000.00      7.500         20010401        20310301       360           2,999.63
0029689270    80.000       316,000.00      7.625         20010401        20310301       360           2,236.63
0029689288    69.300       312,000.00      7.875         20010501        20310401       360           2,262.22
0029689296    66.700       340,000.00      7.375         20010501        20310401       360           2,348.30
0029689841    84.000       315,000.00      7.500         20010501        20310401       360           2,202.53
0029689858    80.000       359,600.00      7.000         20010401        20310301       360           2,392.43
0029689866    77.900       405,000.00      7.500         20010501        20310401       360           2,831.82
0029689874    87.000       294,100.00      7.375         20010501        20310401       360           2,031.28
0029689882    80.000       428,000.00      7.125         20010501        20310401       360           2,883.52
0029689890    47.700       338,500.00      7.375         20010501        20310401       360           2,337.94
0029689908    54.400       577,000.00      7.000         20010501        20310401       360           3,838.80
0029689957    75.800       295,700.00      7.500         20010501        20310401       360           2,067.58
0029689965    73.400       365,000.00      7.375         20010501        20310401       360           2,520.96
0029690005    80.000       400,000.00      7.250         20010501        20310401       360           2,728.70
0029690021    80.000       397,600.00      7.250         20010501        20310401       360           2,712.33
0029690062    70.000       290,500.00      7.500         20010501        20310401       360           2,031.22
0029690120    68.900       620,000.00      7.500         20010501        20310401       360           4,335.13
0029690138    80.000       336,000.00      7.375         20010501        20310401       360           2,320.67
0029690146    80.000       380,000.00      7.250         20010501        20310401       360           2,592.27
0029690195    80.000       576,800.00      7.125         20010401        20310301       360           3,886.01
0029690260    61.600       450,000.00      7.250         20010401        20310301       360           3,069.79
0029690302    79.700       422,200.00      7.500         20010401        20310301       360           2,952.08
0029690310    80.000       388,000.00      7.500         20010501        20310401       360           2,712.95
0029690369    80.000       368,000.00      7.375         20010501        20310401       360           2,541.68
0029690435    80.000       399,200.00      8.000         20010501        20310401       360           2,929.19
0029690476    80.000       427,200.00      7.750         20010501        20310401       360           3,060.51
0029690492    67.900       375,000.00      7.375         20010501        20310401       360           2,590.03
0029690500    74.400       354,000.00      7.375         20010501        20310401       360           2,444.99
0029690534    55.900       400,000.00      7.750         20010501        20310401       360           2,865.65
0029690559    80.000       288,000.00      7.625         20010501        20310401       360           2,038.45
0029690609    70.700       445,500.00      7.500         20010501        20310401       360           3,115.00
0029690633    78.400       380,000.00      7.375         20010401        20310301       360           2,624.57
0029690682    75.700       312,000.00      7.125         20010501        20310401       360           2,102.00
0029690690    80.000       452,000.00      7.125         20010501        20310401       360           3,045.21
0029692084    80.000       322,850.00      7.375         20010601        20310501       360           2,229.85
0029695871    79.800       355,650.00      6.875         20010601        20310501       360           2,336.37
0029695947    80.000       372,800.00      7.375         20010601        20310501       360           2,574.84
0029696036    61.100       340,000.00      7.375         20010601        20310501       360           2,348.30
0029696051    80.000       299,150.00      7.375         20010601        20310501       360           2,066.16
0029696077    72.900       322,000.00      7.125         20010601        20310501       360           2,169.38
0029696101    75.000       566,250.00      7.375         20010601        20310501       360           3,910.95
0029699527    65.300       284,000.00      7.250         20010501        20310401       360           1,937.38
0029700796    71.900       352,500.00      7.625         20010501        20310401       360           2,494.97
0029705159    66.400       425,000.00      7.500         20010501        20310401       360           2,971.66
0029705266    80.000       360,800.00      7.375         20010601        20310501       360           2,491.96
0029705290    64.500       400,000.00      7.250         20010601        20310501       360           2,728.71
0099000481    63.900       310,000.00      7.250         20010501        20310401       360           2,114.75
0099001398    66.300       315,000.00      7.250         20010501        20310401       360           2,148.86
0099001414    66.300       295,000.00      7.125         20010501        20310401       360           1,987.47
0099003154    70.000       420,000.00      7.750         20010501        20310401       360           3,008.93
0099003501    65.500       360,000.00      7.625         20010501        20310401       360           2,548.06
0099003535    61.700       370,000.00      7.625         20010501        20310401       360           2,618.84
0099003659    80.000       335,500.00      7.250         20010501        20310401       360           2,288.70
0099008161    77.900       328,000.00      7.250         20010501        20310401       360           2,237.54
0099008443    78.700       400,000.00      7.250         20010501        20310401       360           2,728.71
0099010258    80.000       436,000.00      7.125         20010501        20310401       360           2,937.41
0099011173    80.000       380,000.00      7.000         20010501        20310401       360           2,528.15
0099011439    89.200       317,400.00      7.625         20010501        20310401       360           2,246.54
0099012254    70.000       337,400.00      7.000         20010501        20310401       360           2,244.73
0099014441    80.000       319,900.00      7.375         20010501        20310401       360           2,209.47
0099014722    78.900       345,600.00      7.250         20010601        20310501       360           2,357.60
0099015588    67.300       350,000.00      7.250         20010601        20310501       360           2,387.62
0099015745    31.100       685,000.00      7.500         20010501        20310401       360           4,789.62
0099015893    71.600       400,000.00      7.250         20010501        20310401       360           2,728.71
0099016081    80.000       383,250.00      7.375         20010501        20310401       360           2,647.01
0099016529    80.000       368,000.00      6.875         20010501        20310401       360           2,417.50
0099017212    56.800       430,500.00      7.250         20010501        20310401       360           2,936.77
0099017329    47.200       614,000.00      6.875         20010501        20310401       360           4,033.54
0099017360    56.300       290,000.00      7.125         20010501        20310401       360           1,953.78
0099017394    49.000       343,000.00      7.250         20010601        20310501       360           2,339.86
0099017733    80.000       484,700.00      7.000         20010601        20310501       360           3,224.72
0099017758    73.700       350,000.00      7.250         20010501        20310401       360           2,387.62
0099017931    78.200       420,000.00      7.375         20010501        20310401       360           2,900.84
0099018897    65.300       418,000.00      7.000         20010501        20310401       360           2,780.96
0099019036    80.000       308,050.00      6.875         20010501        20310401       360           2,023.67
0099019325    77.000       500,200.00      7.250         20010601        20310501       360           3,412.25
0099019515    69.700       324,000.00      7.125         20010501        20310401       360           2,182.85
0099019853    78.300       368,650.00      7.000         20010501        20310401       360           2,452.64
0099019929    73.700       435,000.00      7.375         20010501        20310401       360           3,004.44
0099019937    79.200       471,000.00      7.000         20010601        20310501       360           3,133.57
0099020018    38.000       340,000.00      6.875         20010501        20310401       360           2,233.56
0099020026    56.600       300,000.00      7.125         20010501        20310401       360           2,021.16
0099020240    75.000       386,250.00      6.875         20010501        20310401       360           2,537.39
0099020331    80.000       368,000.00      7.125         20010601        20310501       360           2,479.28
0099020562    40.000       300,000.00      6.875         20010601        20310501       360           1,970.79
0099020653    16.000       385,000.00      7.000         20010501        20310401       360           2,561.41
0099020679    60.900       373,000.00      7.250         20010501        20310401       360           2,544.52
0099020984    72.000       306,800.00      7.375         20010601        20310501       360           2,118.99
0099021446    57.200       449,300.00      6.750         20010601        20310501       360           2,914.15
0099021594    78.700       370,000.00      7.000         20010501        20310401       360           2,461.62
0099021750    53.300       317,000.00      7.250         20010501        20310401       360           2,162.50
0099021875    80.000       356,000.00      6.875         20010501        20310401       360           2,338.67
0099021909    57.700       375,000.00      7.125         20010601        20310501       360           2,526.44
0099022501    45.300       335,000.00      6.875         20010501        20310401       360           2,200.71
0099022717    78.900       450,000.00      7.125         20010501        20310401       360           3,031.73
0099022873    79.200       389,000.00      7.250         20010501        20310401       360           2,653.67
0099023426    80.000       543,000.00      7.000         20010501        20310401       360           3,612.59
0099023657    80.000       470,600.00      7.125         20010501        20310401       360           3,170.52
0099023970    53.300       413,000.00      7.875         20010501        20310401       360           2,994.54
0099024135    70.000       539,000.00      7.000         20010601        20310501       360           3,585.98
0099024200    61.400       400,000.00      7.000         20010501        20310401       360           2,661.21
0099024291    80.000       326,400.00      7.250         20010501        20310401       360           2,226.63
0099025215    75.900       406,000.00      7.000         20010501        20310401       360           2,701.13
0099026379    67.400       348,000.00      7.125         20010501        20310401       360           2,344.55
0099026569    77.400       380,000.00      6.875         20010501        20310401       360           2,496.33
0099026643    66.400       428,000.00      6.875         20010601        20310501       360           2,811.66
0099026668    80.000       349,100.00      6.750         20010501        20310401       360           2,264.26
0099026692    80.000       473,650.00      7.125         20010501        20310401       360           3,191.07
0099027104    80.000       384,800.00      7.125         20010501        20310401       360           2,592.47
0099027252    80.000       288,000.00      7.250         20010501        20310401       360           1,964.67
0099027427    79.500       397,450.00      7.125         20010601        20310501       360           2,677.69
0099028821    38.100       647,300.00      6.875         20010501        20310401       360           4,252.30
0099029266    80.000       302,800.00      7.125         20010501        20310401       360           2,040.02
0099029274    80.000       288,000.00      7.125         20010601        20310501       360           1,940.31
0099029290    56.500       500,000.00      7.250         20010501        20310401       360           3,410.88
0099029498    70.000       392,000.00      7.500         20010501        20310401       360           2,740.92
0099029589    64.200       350,000.00      7.000         20010601        20310501       360           2,328.56
0099029712    42.800       385,000.00      6.875         20010501        20310401       360           2,529.18
0099030397    74.300       362,000.00      6.875         20010601        20310501       360           2,378.09
0099030793    80.000       463,200.00      7.125         20010501        20310401       360           3,120.66
0099030843    77.700       400,000.00      7.625         20010501        20310401       360           2,831.17
0099031056    73.800       310,000.00      7.250         20010501        20310401       360           2,114.75
0099031395    58.600       498,000.00      6.875         20010601        20310501       360           3,271.51
0099031478    80.000       344,000.00      6.875         20010601        20310501       360           2,259.84
0099031692    80.000       331,312.00      7.375         20010501        20310401       360           2,288.29
0099032039    91.700       370,940.00      7.500         20010501        20310401       360           2,593.67
0099032450    80.000       367,000.00      7.500         20010501        20310401       360           2,566.12
0099032492    72.400       500,000.00      7.000         20010601        20310501       360           3,326.51
0099032633    80.000       420,000.00      7.250         20010601        20310501       360           2,865.14
0099032773    73.400       332,150.00      7.250         20010601        20310501       360           2,265.85
0099032922    80.000       540,000.00      6.875         20010501        20310401       360           3,547.42
0099032948    80.000       391,350.00      7.625         20010501        20310401       360           2,769.95
0099033300    76.500       650,000.00      6.750         20010601        20310501       360           4,215.89
0099033433    80.000       460,000.00      7.125         20010501        20310401       360           3,099.11
0099033565    71.000       305,400.00      7.375         20010601        20310501       360           2,109.33
0099033623    72.900       474,000.00      7.250         20010601        20310501       360           3,233.52
0099033771    80.000       370,000.00      7.375         20010601        20310501       360           2,555.50
0099033920    80.000       440,000.00      7.500         20010501        20310401       360           3,076.55
0099034134    77.600       388,000.00      7.625         20010601        20310501       360           2,746.24
0099034498    80.000       336,000.00      7.375         20010601        20310501       360           2,320.67
0099034613    75.700       283,950.00      7.125         20010601        20310501       360           1,913.02
0099034902    79.900       378,500.00      7.500         20010601        20310501       360           2,646.53
0099034910    71.000       632,000.00      7.125         20010601        20310501       360           4,257.90
0099035438    79.900       398,700.00      7.250         20010601        20310501       360           2,719.84
0099035974    68.500       315,000.00      7.500         20010601        20310501       360           2,202.53
0099036295    70.600       324,650.00      6.875         20010601        20310501       360           2,132.72
0099037087    71.100       302,000.00      7.375         20010501        20310401       360           2,085.84
0099037228    78.800       303,500.00      7.250         20010601        20310501       360           2,070.41
0099037822    79.700       294,000.00      6.875         20010601        20310501       360           1,931.37
0099037996    59.800       344,000.00      6.875         20010601        20310501       360           2,259.84
0099038119    79.800       415,000.00      6.500         20010601        20310501       360           2,623.08
0099038143    62.500       375,000.00      6.750         20010601        20310501       360           2,432.24
0099038390    78.300       348,630.00      7.625         20010601        20310501       360           2,467.59
0099038473    63.900       454,000.00      7.125         20010601        20310501       360           3,058.69
0099038507    50.000       325,000.00      7.000         20010601        20310501       360           2,162.23
0099039083    90.000       315,000.00      8.000         20010601        20310501       360           2,311.36
0099039208    80.000       468,000.00      7.125         20010601        20310501       360           3,153.00
0099039240    80.000       361,600.00      7.000         20010601        20310501       360           2,405.74
0099039695    80.000       395,209.00      7.000         20010601        20310501       360           2,629.34
0099039950    55.400       360,000.00      6.750         20010601        20310501       360           2,334.95
0099040529    90.000       397,550.00      7.500         20010601        20310501       360           2,779.73
0099040859    80.000       419,100.00      7.125         20010601        20310501       360           2,823.55
0099042186    75.000       390,000.00      7.250         20010501        20310401       360           2,660.49
0099042350    69.600       355,000.00      7.125         20010601        20310501       360           2,391.70
0099042665    58.000       400,000.00      7.625         20010601        20310501       360           2,831.17
0099044984    79.400       500,000.00      7.375         20010601        20310501       360           3,453.38
0099045197    80.000       351,600.00      6.875         20010601        20310501       360           2,309.76
0099047086    80.000       364,524.00      7.125         20010601        20310501       360           2,455.87
0099048142    48.300       302,000.00      7.125         20010601        20310501       360           2,034.63
0099048373    80.000       480,000.00      7.125         20010601        20310501       360           3,233.85
0099052276    70.000       408,000.00      7.000         20010601        20310501       360           2,714.44
6000414562    80.000       352,000.00      7.250         20010601        20310501       360           2,401.27
6000982998    76.200       480,000.00      7.500         20010601        20310501       360           3,356.23
6001466702    80.000       304,000.00      6.875         20010601        20310501       360           1,997.07
6006348798    44.200       420,000.00      7.125         20010601        20310501       360           2,829.62
6006389552    79.300       595,000.00      7.125         20010601        20310501       360           4,008.63
6008651223    68.100       315,000.00      7.000         20010601        20310501       360           2,095.71
6009430866    76.800       353,500.00      7.000         20010601        20310501       360           2,351.85
6009585586    82.000       340,500.00      7.500         20010601        20310501       360           2,380.83
6010774278    80.000       324,800.00      7.000         20010601        20310501       360           2,160.91
6012363815    61.000     1,000,000.00      7.125         20010601        20310501       360           6,737.19
6012666647    32.000       480,500.00      7.125         20010601        20310501       360           3,237.22
6013951980    56.900       455,000.00      7.250         20010601        20310501       360           3,103.91
6015339358    45.900       340,000.00      7.500         20010601        20310501       360           2,377.33
6017113041    56.000       375,000.00      6.750         20010601        20310501       360           2,432.25
6018332533    69.100       650,000.00      7.375         20010601        20310501       360           4,489.39
6019456018    80.000       543,400.00      7.250         20010601        20310501       360           3,706.95
6019751921    80.000       420,000.00      7.125         20010601        20310501       360           2,829.62
6023703827    78.100       336,000.00      7.000         20010601        20310501       360           2,235.42
6024039619    88.900       400,000.00      7.375         20010601        20310501       360           2,762.71
6026074119    64.100       493,000.00      7.375         20010601        20310501       360           3,405.03
6026794666    71.100       350,000.00      7.375         20010701        20310601       360           2,417.37
6027708988    62.500       525,000.00      7.500         20010601        20310501       360           3,670.88
6029450191    64.400       525,000.00      6.875         20010601        20310501       360           3,448.88
6032399872    39.100       420,000.00      6.875         20010601        20310501       360           2,759.11
6032619188    80.000       480,000.00      7.250         20010601        20310501       360           3,274.45
6036813084    80.000       422,000.00      7.000         20010601        20310501       360           2,807.58
6037419097    75.000       356,250.00      6.875         20010601        20310501       360           2,340.31
6037571640    80.000       320,000.00      7.500         20010601        20310501       360           2,237.49
6037780308    31.100       932,000.00      7.000         20010601        20310501       360           6,200.62
6041325710    54.100       555,000.00      7.250         20010601        20310501       360           3,786.08
6041601722    70.000       664,650.00      7.000         20010701        20310601       360           4,421.94
6047331266    80.000       540,000.00      7.250         20010601        20310501       360           3,683.76
6047481434    80.000       360,000.00      7.625         20010601        20310501       360           2,548.06
6047999567    90.000       382,500.00      6.625         20010701        20310601       360           2,449.19
6048111626    80.000       412,000.00      6.875         20010601        20310501       360           2,706.55
6049023424    77.300       313,000.00      7.375         20010601        20310501       360           2,161.82
6049383034    80.000       388,000.00      7.500         20010601        20310501       360           2,712.96
6050456802    43.500       312,000.00      7.125         20010601        20310501       360           2,102.01
6051144191    44.100       365,000.00      6.875         20010601        20310501       360           2,397.80
6053748163    66.900       285,000.00      7.000         20010601        20310501       360           1,896.12
6054857229    80.000       315,600.00      7.375         20010601        20310501       360           2,179.78
6056387704    77.900       304,000.00      7.125         20010701        20310601       360           2,048.11
6056675876    37.400       440,000.00      7.250         20010601        20310501       360           3,001.58
6058801769    72.700       400,000.00      7.250         20010601        20310501       360           2,728.71
6060239370    69.200       450,000.00      7.500         20010601        20310501       360           3,146.47
6060828271    78.000       354,800.00      7.250         20010601        20310501       360           2,420.37
6062777781    74.900       420,000.00      7.000         20010601        20310501       360           2,794.28
6066943652    80.000       468,250.00      7.125         20010601        20310501       360           3,154.69
6068064986    78.400       474,500.00      7.625         20010701        20310601       360           3,358.49
6068367686    80.000       372,000.00      7.000         20010601        20310501       360           2,474.93
6068464814    79.000       494,000.00      7.375         20010601        20310501       360           3,411.94
6068726956    80.000       420,000.00      7.250         20010601        20310501       360           2,865.15
6068795506    80.000       448,000.00      7.250         20010601        20310501       360           3,056.15
6069349063    63.300       500,000.00      7.125         20010601        20310501       360           3,368.60
6071452723    80.000       421,499.00      7.000         20010601        20310501       360           2,804.25
6071599697    77.000       410,000.00      7.500         20010601        20310501       360           2,866.78
6071981994    36.000       540,000.00      7.250         20010601        20310501       360           3,683.76
6072237263    80.000       336,000.00      7.125         20010601        20310501       360           2,263.70
6073773399    78.800       410,000.00      7.000         20010601        20310501       360           2,727.75
6075553435    63.100       342,000.00      6.875         20010701        20310601       360           2,246.70
6083420338    74.800       400,000.00      7.375         20010601        20310501       360           2,762.71
6086049019    46.200       335,000.00      7.125         20010701        20310601       360           2,256.96
6086900294    80.000       403,896.00      6.750         20010601        20310501       360           2,619.67
6087247794    60.200       500,000.00      6.875         20010601        20310501       360           3,284.65
6088223380    80.000       752,000.00      7.125         20010601        20310501       360           5,066.37
6089881780    80.000       540,000.00      7.250         20010601        20310501       360           3,683.76
6090908317    80.000       488,800.00      7.000         20010601        20310501       360           3,252.00
6091769619    64.400       547,677.00      7.625         20010701        20310601       360           3,876.43
6093211750    61.900       309,500.00      7.375         20010601        20310501       360           2,137.64
6093960505    79.700       405,000.00      7.500         20010601        20310501       360           2,831.82
6094433114    80.000       394,970.00      7.125         20010601        20310501       360           2,660.99
6095727530    39.000       605,000.00      7.125         20010601        20310501       360           4,076.00
6096051740    52.900       360,000.00      7.000         20010601        20310501       360           2,395.09
6096055501    80.000       328,000.00      7.000         20010601        20310501       360           2,182.20
6099279918    68.500       514,000.00      7.500         20010701        20310601       360           3,593.97
6100707220    67.300       330,000.00      7.125         20010601        20310501       360           2,223.28
6100725198    80.000       504,250.00      7.875         20010601        20310501       360           3,656.17
6101021720    80.000       364,000.00      7.000         20010601        20310501       360           2,421.71
6101559109    49.200       364,000.00      7.625         20010601        20310501       360           2,576.37
6101597273    80.000       452,000.00      7.500         20010601        20310501       360           3,160.45
6102977201    55.000       440,000.00      6.875         20010601        20310501       360           2,890.49
6104472029    43.700       400,000.00      7.625         20010601        20310501       360           2,831.18
6106102350    64.400       525,000.00      7.250         20010601        20310501       360           3,581.43
6106327999    73.400       400,000.00      7.250         20010601        20310501       360           2,728.71
6106682096    80.000       400,800.00      6.875         20010601        20310501       360           2,632.98
6108874386    66.700       650,000.00      7.625         20010601        20310501       360           4,600.66
6109225729    95.000       280,250.00      7.375         20010701        20310601       360           1,935.62
6115921535    80.000       704,000.00      7.500         20010601        20310501       360           4,922.48
6116823698    62.000       330,000.00      7.000         20010601        20310501       360           2,195.50
6117157161    80.000       548,400.00      7.125         20010701        20310601       360           3,694.68
6117890670    79.300       388,500.00      7.000         20010601        20310501       360           2,584.71
6119023403    80.000       960,000.00      6.750         20010701        20310601       360           6,226.55
6119532254    74.000       396,000.00      7.500         20010601        20310501       360           2,768.89
6123416106    68.500       356,000.00      6.625         20010701        20310601       360           2,279.51
6124389641    90.000       378,900.00      7.750         20010601        20310501       360           2,714.49
6125753084    79.300       384,500.00      7.250         20010601        20310501       360           2,622.97
6126067286    32.000       331,000.00      7.125         20010601        20310501       360           2,230.01
6127159843    80.000       316,000.00      7.375         20010601        20310501       360           2,182.54
6131618438    80.000       375,200.00      7.250         20010601        20310501       360           2,559.53
6131826866    32.900       500,000.00      7.375         20010601        20310501       360           3,453.38
6133003373    80.000       284,000.00      6.875         20010601        20310501       360           1,865.68
6133011269    57.900       371,000.00      6.875         20010601        20310501       360           2,437.21
6136488423    80.000       320,000.00      7.250         20010601        20310501       360           2,182.97
6136794150    80.000       566,800.00      7.375         20010701        20310601       360           3,914.75
6137950249    80.000       524,000.00      7.125         20010601        20310501       360           3,530.29
6140183051    72.400       318,500.00      7.125         20010601        20310501       360           2,145.80
6142232310    55.700       440,000.00      7.000         20010701        20310601       360           2,927.34
6143275557    71.800       610,357.00      7.375         20010601        20310501       360           4,215.59
6143946314    69.200       675,000.00      6.625         20010601        20310501       360           4,322.10
6144307003    74.200       500,000.00      7.250         20010601        20310501       360           3,410.89
6145271836    79.900       530,000.00      7.250         20010601        20310501       360           3,615.54
6147063314    74.500       499,152.00      7.500         20010601        20310501       360           3,490.15
6147334236    59.300       365,000.00      7.250         20010601        20310501       360           2,489.95
6149123256    62.800       376,500.00      7.500         20010601        20310501       360           2,632.55
6149840867    62.700       307,000.00      7.000         20010601        20310501       360           2,042.48
6156356518    90.000       301,500.00      6.750         20010601        20310501       360           1,955.53
6157176493    58.100       500,000.00      6.500         20010701        20310601       360           3,160.34
6158629110    49.700       400,000.00      7.125         20010701        20310601       360           2,694.88
6159696290    70.600       300,000.00      7.000         20010601        20310501       360           1,995.91
6159762712    80.000       305,600.00      7.500         20010401        20310301       360           2,136.80
6162735523    76.500       367,420.00      7.125         20010601        20310501       360           2,475.38
6163585919    78.400       400,000.00      7.000         20010701        20310601       360           2,661.22
6166570363    77.300       309,000.00      7.500         20010601        20310501       360           2,160.58
6170180498    80.000       495,850.00      7.625         20010601        20310501       360           3,509.60
6170430174    50.500       500,000.00      6.875         20010701        20310601       360           3,284.65
6170658030    64.100       423,000.00      7.625         20010601        20310501       360           2,993.97
6170740697    80.000       335,920.00      7.000         20010701        20310601       360           2,234.89
6172746403    80.000       312,000.00      7.375         20010701        20310601       360           2,154.91
6173245926    80.000       504,000.00      7.000         20010601        20310501       360           3,353.13
6175373890    74.100       400,000.00      7.500         20010601        20210501       240           3,222.38
6175403085    74.300       430,959.00      7.000         20010701        20310601       360           2,867.19
6176970777    75.000       300,000.00      7.375         20010601        20310501       360           2,072.03
6177510002    90.000       304,200.00      7.750         20010601        20310501       360           2,179.33
6180370782    75.500       418,400.00      7.500         20010601        20310501       360           2,925.52
6181103737    73.800       450,000.00      7.500         20010701        20310601       360           3,146.47
6182444734    80.000       300,000.00      7.500         20010601        20310501       360           2,097.65
6185089759    69.900       695,950.00      7.625         20010601        20310501       360           4,925.90
6185686315    56.500       565,400.00      7.375         20010601        20310501       360           3,905.08
6185876114    79.100       348,124.00      7.625         20010601        20310501       360           2,464.00
6189601872    79.300       325,000.00      6.750         20010601        20310501       360           2,107.95
6189763185    71.000       404,500.00      7.500         20010601        20310501       360           2,828.33
6190002730    70.000       595,000.00      7.250         20010701        20310601       360           4,058.95
6192189253    77.100       505,000.00      7.250         20010601        20310501       360           3,445.00
6192637160    32.300     1,000,000.00      7.375         20010601        20310501       360           6,906.76
6193995062    79.500       525,000.00      7.375         20010601        20310501       360           3,626.05
6195167819    80.000       360,000.00      6.875         20010601        20310501       360           2,364.95
6195193674    80.000       500,000.00      7.375         20010601        20310501       360           3,453.38
6196775677    80.000       376,000.00      7.125         20010601        20310501       360           2,533.19
6196903519    80.000       320,000.00      7.250         20010601        20310501       360           2,182.97
6197651299    77.400       650,000.00      7.375         20010601        20310501       360           4,489.39
6200840582    80.000       519,920.00      7.000         20010601        20310501       360           3,459.05
6207397008    72.200       389,500.00      7.000         20010601        20310501       360           2,591.36
6207425569    66.300       370,000.00      6.875         20010701        20310601       360           2,430.64
6208360690    69.100       337,000.00      7.250         20010701        20310601       360           2,298.94
6208504115    79.500       300,000.00      7.125         20010601        20310501       360           2,021.16
6209519815    70.000       399,000.00      7.375         20010601        20310501       360           2,755.80
6210144272    80.000       536,000.00      7.250         20010601        20310501       360           3,656.47
6213707844    80.000       356,000.00      7.250         20010601        20310501       360           2,428.55
6214461631    41.400       300,000.00      7.625         20010601        20310501       360           2,123.39
6215236305    70.000       508,000.00      7.625         20010601        20310501       360           3,595.60
6216450509    80.000       332,000.00      7.000         20010601        20310501       360           2,208.81
6216704087    74.500       376,000.00      7.375         20010701        20310601       360           2,596.94
6217045092    63.900       337,000.00      7.750         20010601        20310501       360           2,414.31
6217536355    80.000       396,000.00      7.375         20010601        20310501       360           2,735.08
6218381421    80.000       353,600.00      7.625         20010601        20310501       360           2,502.76
6219189633    75.000       397,500.00      7.375         20010601        20310501       360           2,745.44
6220669466    80.000       800,000.00      7.000         20010601        20310501       360           5,322.42
6221609388    80.000       344,000.00      7.625         20010601        20310501       360           2,434.82
6223150746    79.500       409,300.00      7.625         20010601        20310501       360           2,897.00
6225402293    50.000       550,000.00      7.125         20010601        20310501       360           3,705.46
6225496386    80.000       384,000.00      7.375         20010601        20310501       360           2,652.20
6225582110    80.000       292,000.00      7.000         20010701        20310601       360           1,942.69
6227229884    80.000       520,000.00      7.250         20010601        20310501       360           3,547.32
6227232466    72.000       540,000.00      6.875         20010701        20310601       360           3,547.42
6229197907    80.000       309,600.00      7.375         20010601        20310501       360           2,138.34
6230861103    80.000       372,000.00      7.000         20010601        20310501       360           2,474.93
6231340354    80.000       320,000.00      7.250         20010601        20310501       360           2,182.97
6232042595    80.000       300,000.00      7.375         20010601        20310501       360           2,072.03
6232337730    65.000       650,000.00      7.000         20010601        20310501       360           4,324.47
6235800767    72.900       329,696.00      7.000         20010601        20310501       360           2,193.48
6237437659    89.900       290,000.00      7.125         20010701        20310601       360           1,953.79
6241178794    78.700       370,000.00      7.375         20010601        20310501       360           2,555.50
6242184288    71.300       326,000.00      7.125         20010601        20310501       360           2,196.33
6242231337    77.900       296,000.00      7.000         20010701        20310601       360           1,969.30
6242363353    49.300       375,000.00      7.125         20010601        20310501       360           2,526.45
6242655931    80.000       380,000.00      7.250         20010701        20310601       360           2,592.27
6242997044    80.000       455,806.00      7.250         20010601        20310501       360           3,109.41
6243648521    74.100       515,000.00      7.000         20010601        20310501       360           3,426.31
6243814461    67.700       375,800.00      7.000         20010601        20310501       360           2,500.21
6245093098    38.500     1,000,000.00      6.625         20010601        20310501       360           6,403.11
6246357914    85.800       343,300.00      7.000         20010701        20310601       360           2,283.99
6247094367    78.100       332,000.00      7.000         20010601        20310501       360           2,208.81
6247193243    80.000       456,000.00      7.375         20010601        20310501       360           3,149.48
6247958090    78.000       480,000.00      7.375         20010601        20310501       360           3,315.25
6248575588    80.000       313,600.00      7.250         20010601        20310501       360           2,139.31
6249583276    43.200       475,000.00      7.125         20010601        20310501       360           3,200.17
6251545882    70.000       339,500.00      7.375         20010701        20310601       360           2,344.85
6255190891    84.400       380,000.00      7.750         20010601        20310501       360           2,722.37
6257093895    80.000       480,000.00      7.000         20010601        20310501       360           3,193.46
6259385935    79.900       690,000.00      7.250         20010601        20310501       360           4,707.02
6259885975    67.400       458,000.00      7.375         20010701        20310601       360           3,163.30
6260235681    79.600       476,800.00      7.125         20010701        20310601       360           3,212.29
6260412280    63.900       390,000.00      6.875         20010601        20310501       360           2,562.03
6260524654    80.000       372,000.00      7.375         20010601        20310501       360           2,569.32
6266579066    72.100       310,000.00      7.125         20010601        20310501       360           2,088.53
6267437298    90.000       346,500.00      7.625         20010601        20310501       360           2,452.51
6268642805    87.000       435,000.00      7.375         20010601        20310501       360           3,004.44
6268710354    76.600       300,000.00      7.500         20010701        20310601       360           2,097.65
6269324809    66.700       350,000.00      7.500         20010601        20310501       360           2,447.26
6269739212    80.000       341,600.00      7.375         20010601        20310501       360           2,359.35
6271381656    80.000       480,000.00      7.125         20010601        20310501       360           3,233.85
6273063393    79.800       359,200.00      7.250         20010701        20310601       360           2,450.38
6274817748    58.800       470,000.00      7.375         20010601        20310501       360           3,246.18
6277623499    49.900       379,000.00      7.000         20010601        20310501       360           2,521.50
6279023037    80.000       383,200.00      7.500         20010601        20310501       360           2,679.39
6281502275    64.000       512,322.00      6.750         20010601        20310501       360           3,322.92
6281831450    79.900       391,200.00      7.375         20010601        20310501       360           2,701.93
6282062204    80.000       348,000.00      7.000         20010601        20310501       360           2,315.26
6283252101    80.000       412,000.00      7.000         20010601        20310501       360           2,741.05
6284127617    77.000       550,400.00      7.000         20010601        20310501       360           3,661.83
6285220205    73.400       356,000.00      7.125         20010601        20310501       360           2,398.44
6286089138    63.400       602,000.00      7.250         20010601        20310501       360           4,106.71
6286375867    76.300       915,000.00      7.375         20010601        20310501       360           6,319.68
6286896474    80.000       312,000.00      7.625         20010601        20310501       360           2,208.32
6288457473    50.000       330,000.00      7.500         20010601        20310501       360           2,307.41
6289162130    53.300       960,000.00      7.125         20010601        20310501       360           6,467.70
6289514322    60.500       345,000.00      7.125         20010701        20310601       360           2,324.33
6290026563    75.000       381,000.00      7.375         20010601        20310501       360           2,631.48
6291311394    61.200       425,000.00      7.375         20010701        20310601       360           2,935.37
6291448212    76.900       500,000.00      7.250         20010701        20310601       360           3,410.89
6292301303    63.100       820,000.00      6.875         20010601        20310501       360           5,386.82
6295080714    80.000       377,600.00      7.125         20010701        20310601       360           2,543.97
6296724518    53.300       320,000.00      7.250         20010601        20310501       360           2,182.97
6296942797    56.000       560,000.00      6.875         20010601        20310501       360           3,678.81
6298162014    63.500       349,100.00      6.875         20010601        20310501       360           2,293.34
6301483985    71.500       329,000.00      7.375         20010701        20310601       360           2,272.33
6306848216    69.200       551,500.00      7.250         20010601        20310501       360           3,762.21
6308986436    54.500       900,000.00      7.000         20010601        20310501       360           5,987.73
6311251786    80.000       416,000.00      7.125         20010601        20310501       360           2,802.67
6312978395    58.100       450,000.00      7.000         20010701        20310601       360           2,993.87
6314179349    80.000       311,200.00      7.125         20010701        20310601       360           2,096.62
6315379153    90.000       346,500.00      7.625         20010601        20310501       360           2,452.51
6315881133    80.000       468,200.00      7.125         20010601        20310501       360           3,154.36
6316154415    66.700       650,000.00      7.500         20010701        20310601       360           4,544.90
6316176897    53.300       400,000.00      7.125         20010601        20310501       360           2,694.88
6320432989    75.000       529,000.00      7.375         20010601        20310501       360           3,653.68
6320664623    79.600       296,000.00      7.500         20010601        20310501       360           2,069.68
6320743179    80.000       372,000.00      7.375         20010701        20310601       360           2,569.32
6321407642    73.600       475,000.00      6.750         20010601        20310501       360           3,080.85
6322251700    76.600       642,800.00      8.500         20010601        20310501       360           4,942.58
6323594868    90.900       359,100.00      7.375         20010601        20310501       360           2,480.22
6324739025    65.700       401,000.00      6.750         20010601        20310501       360           2,600.88
6325092473    80.000       319,200.00      7.000         20010601        20310501       360           2,123.65
6326973242    55.800       750,000.00      6.875         20010601        20310501       360           4,926.97
6330584340    67.800       288,000.00      7.500         20010601        20310501       360           2,013.74
6333094859    42.500       425,000.00      7.375         20010601        20310501       360           2,935.37
6333681085    80.000       480,000.00      6.875         20010601        20310501       360           3,153.26
6334281042    80.000       320,000.00      7.375         20010601        20310501       360           2,210.17
6334664361    58.300       350,000.00      7.000         20010701        20310601       360           2,328.56
6334816888    58.600       422,000.00      7.375         20010601        20310501       360           2,914.65
6335390347    66.900       535,000.00      6.750         20010601        20310501       360           3,470.00
6336785578    70.000       427,000.00      7.250         20010601        20310501       360           2,912.90
6336947285    64.600       365,000.00      7.250         20010701        20310601       360           2,489.95
6338498352    80.000       360,000.00      7.500         20010601        20310501       360           2,517.18
6338794933    74.800       306,480.00      7.750         20010601        20310501       360           2,195.67
6339269935    80.000       340,000.00      7.000         20010701        20310601       360           2,262.03
6339546530    54.500       330,000.00      6.750         20010601        20310501       360           2,140.38
6339680669    75.000       374,250.00      8.500         20010601        20310501       360           2,877.66
6341591367    50.900       427,500.00      7.375         20010601        20310501       360           2,952.64
6342560411    58.300       300,000.00      7.000         20010601        20310501       360           1,995.91
6343780315    57.800       370,000.00      7.250         20010601        20310501       360           2,524.06
6344569949    80.000       400,000.00      7.000         20010601        20310501       360           2,661.22
6344702870    75.000       521,250.00      7.125         20010601        20310501       360           3,511.76
6348086122    66.800       400,500.00      7.375         20010601        20310501       360           2,766.16
6350648793    80.000       312,000.00      7.125         20010601        20310501       360           2,102.01
6354803493    65.600       436,500.00      7.500         20010601        20310501       360           3,052.08
6356220191    65.700       400,000.00      7.500         20010701        20310601       360           2,796.86
6356351962    80.000       372,800.00      7.250         20010701        20310601       360           2,543.16
6356947017    77.600       392,000.00      7.500         20010601        20310501       360           2,740.93
6357269619    75.000       326,250.00      7.875         20010601        20310501       360           2,365.54
6359439814    80.000       460,000.00      7.500         20010601        20310501       360           3,216.39
6360571043    52.500       300,000.00      6.875         20010601        20310501       360           1,970.79
6361130039    80.000       343,200.00      7.500         20010601        20310501       360           2,399.71
6361938183    79.100       375,000.00      7.375         20010601        20310501       360           2,590.04
6362479468    27.900       999,000.00      7.000         20010601        20310501       360           6,646.38
6364618170    52.200       400,000.00      7.625         20010601        20310501       360           2,831.18
6365191094    58.600       425,000.00      6.875         20010701        20310601       360           2,791.95
6365495875    64.100       330,000.00      6.750         20010601        20310501       360           2,140.38
6366302120    79.100       368,000.00      7.250         20010601        20310501       360           2,510.41
6366997481    57.700       750,000.00      7.250         20010601        20310501       360           5,116.33
6369955577    80.000       378,000.00      7.375         20010601        20310501       360           2,610.76
6371497253    80.000       520,000.00      7.750         20010601        20310501       360           3,725.35
6371811727    70.000       280,000.00      7.125         20010701        20310601       360           1,886.42
6372590718    80.000       400,000.00      7.375         20010601        20310501       360           2,762.71
6373115739    51.700       375,000.00      7.000         20010701        20310601       360           2,494.89
6375192850    75.000       300,000.00      7.125         20010701        20310601       360           2,021.16
6376022445    52.300       318,000.00      7.375         20010701        20310601       360           2,196.35
6376500721    54.800       345,000.00      7.000         20010701        20310601       360           2,295.30
6376962921    71.500       565,000.00      7.125         20010701        20310601       360           3,806.51
6378749706    80.000       364,000.00      7.000         20010701        20310601       360           2,421.71
6379673855    63.300       475,000.00      7.000         20010601        20310501       360           3,160.19
6380508678    45.800       355,000.00      7.000         20010701        20310601       360           2,361.83
6380744349    73.900       352,000.00      7.625         20010701        20310601       360           2,491.44
6380874757    75.500       348,000.00      7.625         20010601        20310501       360           2,463.13
6381109989    48.400       385,000.00      6.750         20010601        20310501       360           2,497.11
6382791199    74.900       320,000.00      7.000         20010601        20310501       360           2,128.97
6382999685    54.000       310,500.00      7.125         20010601        20310501       360           2,091.90
6383105415    75.000       525,000.00      6.875         20010701        20310601       360           3,448.88
6387549402    75.300       298,000.00      7.375         20010601        20310501       360           2,058.22
6390513106    52.700       580,000.00      7.500         20010601        20310501       360           4,055.45
6391819122    80.000       396,000.00      7.500         20010701        20310601       360           2,768.89
6393241911    80.000       329,600.00      7.000         20010601        20310501       360           2,192.84
6394323304    56.300       380,000.00      7.250         20010601        20310501       360           2,592.27
6396408806    80.000       344,000.00      7.000         20010601        20310501       360           2,288.65
6396866425    57.700       378,000.00      7.250         20010701        20310601       360           2,578.63
6399410205    58.700       305,000.00      6.875         20010601        20310501       360           2,003.64
6400730047    74.900       625,000.00      7.500         20010601        20310501       360           4,370.10
6401133035    80.000       480,000.00      7.000         20010601        20310501       360           3,193.46
6402107947    55.400       373,000.00      7.250         20010601        20310501       360           2,544.52
6402445131    80.000       640,000.00      7.000         20010601        20310501       360           4,257.94
6404057041    35.600       336,565.00      6.875         20010701        20310601       360           2,211.00
6405624047    80.000       300,000.00      7.500         20010701        20310601       360           2,097.65
6405839306    80.000       288,000.00      7.250         20010701        20310601       360           1,964.67
6405883726    80.000       298,320.00      7.000         20010701        20310601       360           1,984.74
6407060091    79.400       500,000.00      7.750         20010601        20310501       360           3,582.07
6407077178    72.100       382,000.00      7.500         20010601        20310501       360           2,671.00
6407146379    58.100       508,500.00      7.125         20010601        20310501       360           3,425.86
6407322293    66.700       400,000.00      7.000         20010701        20310601       360           2,661.22
6409215081    80.000       605,600.00      7.125         20010601        20310501       360           4,080.04
6410282013    73.700       479,000.00      7.625         20010701        20310601       360           3,390.34
6410787094    57.700       375,000.00      7.000         20010601        20310501       360           2,494.89
6411983130    52.600       500,000.00      7.250         20010601        20310501       360           3,410.89
6412724996    74.200       433,800.00      7.375         20010701        20310601       360           2,996.15
6416009790    80.000       312,000.00      7.375         20010701        20310601       360           2,154.91
6417048573    78.600       342,000.00      7.125         20010601        20310501       360           2,304.12
6418189624    60.000       600,000.00      7.000         20010701        20310601       360           3,991.82
6419026684    61.300       600,000.00      7.000         20010601        20310501       360           3,991.82
6419549800    90.000       355,500.00      7.250         20010701        20310601       360           2,425.14
6419997835    77.800       498,000.00      7.625         20010601        20310501       360           3,524.82
6421756633    80.000       348,000.00      7.125         20010601        20310501       360           2,344.55
6426242589    80.000       453,200.00      7.000         20010601        20310501       360           3,015.16
6426379944    80.000       360,000.00      6.875         20010701        20310601       360           2,364.95
6429177527    80.000       392,000.00      7.000         20010601        20310501       360           2,607.99
6430992344    80.000       348,000.00      7.250         20010601        20310501       360           2,373.98
6431295143    6.200        800,000.00      7.125         20010601        20310501       360           5,389.75
6431496550    47.200       339,780.00      7.125         20010601        20310501       360           2,289.17
6432056379    64.700       500,000.00      6.750         20010601        20310501       360           3,243.00
6432332333    80.000       548,000.00      7.125         20010601        20310501       360           3,691.98
6432722707    60.000       690,000.00      7.500         20010601        20310501       360           4,824.59
6432881933    55.400       443,000.00      7.000         20010601        20310501       360           2,947.30
6433753461    78.300       313,300.00      7.375         20010601        20310501       360           2,163.89
6436187634    52.200       360,000.00      7.000         20010601        20310501       360           2,395.09
6436462045    45.900       688,000.00      7.375         20010701        20310601       360           4,751.85
6437074005    48.600       450,000.00      7.375         20010601        20310501       360           3,108.04
6437341743    63.400       495,000.00      7.250         20010701        20310601       360           3,376.78
6438630615    80.000       400,000.00      6.875         20010701        20310601       360           2,627.72
6438841329    71.700       315,500.00      7.125         20010601        20310501       360           2,125.59
6438905140    75.000       337,500.00      7.250         20010701        20310601       360           2,302.35
6439142586    80.000       400,000.00      6.625         20010601        20310501       360           2,561.25
6440461850    58.000       582,000.00      7.250         20010701        20310601       360           3,970.27
6440681887    75.000       348,750.00      7.625         20010601        20310501       360           2,468.44
6441750491    80.000       318,000.00      6.875         20010601        20310501       360           2,089.04
6444154162    46.500     1,000,000.00      7.250         20010701        20310601       360           6,821.77
6445348664    67.500       453,500.00      7.500         20010601        20310501       360           3,170.94
6446687367    26.700       345,000.00      7.875         20010601        20310501       360           2,501.49
6447718336    74.300       650,000.00      7.250         20010601        20310501       360           4,434.15
6449326955    68.400       650,000.00      7.000         20010601        20310501       360           4,324.47
6449922282    78.900       355,200.00      7.250         20010701        20310601       360           2,423.10
6450606584    80.000       464,000.00      7.250         20010601        20310501       360           3,165.30
6451568171    80.000       336,000.00      7.375         20010601        20310501       360           2,320.67
6452877167    74.700       560,600.00      7.125         20010601        20310501       360           3,776.87
6456984555    80.000       292,000.00      6.750         20010601        20310501       360           1,893.91
6457029624    63.300       414,855.00      7.000         20010601        20310501       360           2,760.05
6457521646    80.000       330,400.00      7.250         20010601        20310501       360           2,253.92
6460823880    90.000       328,850.00      7.125         20010601        20310501       360           2,215.53
6462837490    80.000       300,000.00      7.500         20010601        20310501       360           2,097.65
6463971520    77.000       335,000.00      7.125         20010601        20310501       360           2,256.96
6465545694    75.000       333,700.00      7.125         20010701        20310601       360           2,248.20
6465627567    62.500       300,000.00      7.500         20010601        20310501       360           2,097.65
6465818745    74.600       293,000.00      7.625         20010701        20310601       360           2,073.84
6467942592    80.000       358,100.00      7.375         20010601        20310501       360           2,473.31
6471326808    80.000       356,000.00      7.000         20010601        20310501       360           2,368.48
6472176293    67.300       360,000.00      7.375         20010601        20310501       360           2,486.44
6473872007    73.300       330,000.00      7.375         20010601        20310501       360           2,279.23
6476950891    74.800       296,250.00      7.500         20010601        20310501       360           2,071.43
6477077272    70.000       364,000.00      7.250         20010601        20310501       360           2,483.13
6477708280    80.000       319,200.00      6.875         20010601        20310501       360           2,096.92
6478417907    30.000       460,000.00      7.000         20010601        20310501       360           3,060.40
6478809442    80.000       468,000.00      7.500         20010601        20310501       360           3,272.33
6478897371    80.000       428,000.00      7.500         20010601        20310501       360           2,992.64
6479661313    77.200       332,000.00      7.000         20010601        20310501       360           2,208.81
6479898709    61.800       315,000.00      6.875         20010601        20310501       360           2,069.33
6480232245    79.300       382,500.00      6.750         20010601        20310501       360           2,480.89
6481116926    10.300       775,000.00      6.875         20010601        20310501       360           5,091.20
6481296991    61.900       350,000.00      6.625         20010601        20310501       360           2,241.09
6481513460    79.400       650,000.00      7.625         20010601        20310501       360           4,600.66
6481607569    80.000       424,000.00      7.500         20010601        20310501       360           2,964.67
6483575160    64.800       327,300.00      7.250         20010701        20310601       360           2,232.77
6485356759    80.000       560,000.00      7.125         20010701        20310601       360           3,772.83
6486235291    80.000       371,200.00      7.000         20010601        20310501       360           2,469.61
6486421487    80.000       463,900.00      7.125         20010601        20310501       360           3,125.39
6486825851    58.300       451,642.00      7.250         20010701        20310601       360           3,081.00
6487884113    78.600       519,000.00      7.250         20010701        20310601       360           3,540.50
6488914489    46.700       350,000.00      7.250         20010601        20310501       360           2,387.62
6489273919    80.000       500,000.00      6.875         20010601        20310501       360           3,284.65
6489632957    79.900       487,000.00      7.250         20010701        20310601       360           3,322.20
6492302176    67.600       446,000.00      7.000         20010701        20310601       360           2,967.25
6492858979    69.600       348,000.00      7.000         20010701        20310601       360           2,315.26
6494265462    80.000       480,000.00      7.125         20010701        20310601       360           3,233.85
6497867322    57.500       460,000.00      7.000         20010701        20310601       360           3,060.40
6498386041    80.000       452,000.00      7.000         20010601        20310501       360           3,007.17
6498755450    80.000       392,000.00      7.000         20010601        20310501       360           2,607.99
6499261367    55.300       368,000.00      7.000         20010601        20310501       360           2,448.32
6502409649    90.000       383,400.00      7.625         20010701        20310601       360           2,713.69
6502460899    80.000       718,400.00      7.250         20010701        20310601       360           4,900.76
6503566637    80.000       340,000.00      7.500         20010701        20310601       360           2,377.33
6506840476    54.100     1,000,000.00      7.000         20010701        20310601       360           6,653.03
6507179122    39.300       325,000.00      7.500         20010601        20310501       360           2,272.45
6507345905    79.800       395,000.00      6.875         20010601        20310501       360           2,594.87
6507404421    79.600       302,400.00      7.250         20010601        20310501       360           2,062.91
6509193659    60.900       356,078.00      7.500         20010601        20310501       360           2,489.75
6509480056    65.000       975,000.00      7.250         20010701        20310601       360           6,651.22
6509751696    70.000       797,300.00      6.500         20010601        20310501       360           5,039.48
6510926394    68.400       650,000.00      6.875         20010701        20310601       360           4,270.04
6512234938    80.000       549,280.00      7.125         20010601        20310501       360           3,700.61
6513250073    79.700       303,000.00      7.250         20010601        20310501       360           2,067.00
6516069264    80.000       320,000.00      7.125         20010601        20310501       360           2,155.90
6516286355    80.000       392,000.00      7.625         20010601        20310501       360           2,774.56
6523183660    74.100       315,000.00      7.125         20010601        20310501       360           2,122.22
6525129083    80.000       400,000.00      7.000         20010701        20310601       360           2,661.22
6525146921    11.400       855,000.00      7.125         20010601        20310501       360           5,760.30
6525823529    73.900       325,000.00      7.375         20010601        20310501       360           2,244.70
6526640922    80.000       534,000.00      7.000         20010601        20310501       360           3,552.72
6527673161    47.700       525,000.00      6.750         20010601        20310501       360           3,405.15
6529225333    67.700       630,000.00      7.375         20010601        20310501       360           4,351.26
6531721816    85.000       297,500.00      7.250         20010601        20310501       360           2,029.48
6532366256    80.000       556,000.00      7.250         20010601        20310501       360           3,792.91
6534975328    80.000       304,000.00      7.000         20010601        20310501       360           2,022.52
6535117276    59.500       327,000.00      7.125         20010601        20310501       360           2,203.06
6537594944    80.000       307,200.00      7.500         20010601        20310501       360           2,147.99
6538279800    80.000       600,882.00      6.875         20010601        20310501       360           3,947.37
6539034113    23.700       395,000.00      6.750         20010601        20310501       360           2,561.97
6539158722    80.000       628,970.00      7.375         20010601        20310501       360           4,344.14
6539424009    80.000       330,400.00      7.500         20010601        20310501       360           2,310.21
6540973606    54.400       340,000.00      7.000         20010601        20310501       360           2,262.03
6542276131    44.000       600,000.00      7.125         20010701        20310601       360           4,042.32
6543779380    57.900       350,000.00      7.250         20010601        20310501       360           2,387.62
6544248047    90.000       355,500.00      7.375         20010601        20310501       360           2,455.36
6544354829    71.500       400,000.00      6.875         20010601        20310501       360           2,627.72
6545082056    72.700       400,000.00      7.375         20010601        20310501       360           2,762.71
6545087014    80.000       352,000.00      7.375         20010701        20310601       360           2,431.18
6546427284    67.400       341,000.00      7.000         20010701        20310601       360           2,268.69
6549614458    37.400       299,000.00      7.125         20010701        20310601       360           2,014.42
6549679915    85.900       341,000.00      7.125         20010601        20310501       360           2,297.39
6551267518    69.100       325,000.00      7.000         20010601        20310501       360           2,162.24
6552647023    80.000       304,200.00      7.375         20010601        20310501       360           2,101.04
6553184893    74.700       370,000.00      7.625         20010601        20310501       360           2,618.84
6554330925    80.000       310,000.00      7.500         20010601        20310501       360           2,167.57
6554999364    69.900       514,000.00      7.750         20010601        20310501       360           3,682.36
6555116802    65.900       422,000.00      7.500         20010701        20310601       360           2,950.69
6556698725    90.000       414,000.00      7.250         20010601        20310501       360           2,824.21
6557008445    80.000       536,000.00      7.500         20010601        20310501       360           3,747.79
6557283931    72.300       300,000.00      7.000         20010701        20310601       360           1,995.91
6557842884    69.700       407,600.00      7.250         20010701        20310601       360           2,780.56
6558851710    80.000       407,600.00      7.000         20010701        20310601       360           2,711.78
6559907248    80.000       638,000.00      6.625         20010601        20310501       360           4,085.19
6560854702    77.000       416,000.00      7.375         20010601        20310501       360           2,873.21
6562158177    80.000       500,000.00      7.500         20010701        20310601       360           3,496.08
6562541059    80.000       472,000.00      7.500         20010601        20310501       360           3,300.30
6564679261    72.800       335,000.00      7.125         20010601        20310501       360           2,256.96
6565854350    62.500       375,000.00      7.000         20010601        20310501       360           2,494.89
6566221237    68.300       471,100.00      7.250         20010701        20310601       360           3,213.74
6567270662    75.000       442,500.00      7.125         20010701        20310601       360           2,981.21
6570624335    80.000       588,000.00      6.875         20010701        20310601       360           3,862.75
6570787348    43.900       351,000.00      7.500         20010701        20250601       288           2,631.12
6571460267    68.600       480,000.00      7.000         20010601        20310501       360           3,193.46
6571817300    74.500       380,000.00      7.000         20010601        20310501       360           2,528.15
6571999256    75.000       341,250.00      7.000         20010601        20310501       360           2,270.35
6572420971    65.200       375,000.00      7.500         20010601        20310501       360           2,622.06
6572940648    79.500       330,000.00      6.750         20010701        20310601       360           2,140.38
6574383565    78.200       380,000.00      7.375         20010701        20310601       360           2,624.57
6575902462    80.000       304,000.00      6.875         20010601        20310501       360           1,997.07
6577078881    62.800       395,600.00      7.375         20010601        20310501       360           2,732.32
6579064558    71.600       476,000.00      7.125         20010601        20310501       360           3,206.91
6582495922    76.700       330,000.00      7.000         20010601        20310501       360           2,195.50
6582809338    49.600       300,000.00      7.500         20010701        20310601       360           2,097.65
6583688053    80.000       612,600.00      6.750         20010601        20310501       360           3,973.32
6585438895    79.800       394,000.00      7.000         20010601        20310501       360           2,621.30
6588474970    69.400       331,000.00      7.125         20010701        20310601       360           2,230.01
6588608304    80.000       392,000.00      7.125         20010601        20310501       360           2,640.98
6589985503    69.800       956,200.00      7.250         20010601        20310501       360           6,522.97
6590504152    48.700       365,000.00      7.125         20010601        20310501       360           2,459.08
6590941677    95.000       292,600.00      7.500         20010601        20310501       360           2,045.91
6591064909    71.600       519,000.00      7.750         20010601        20310501       360           3,718.18
6592466111    46.200       350,000.00      7.000         20010701        20310601       360           2,328.56
6595351609    46.900       750,000.00      7.250         20010601        20310501       360           5,116.33
6596333606    80.000       492,400.00      7.250         20010601        20310501       360           3,359.04
6601796821    80.000       527,200.00      7.500         20010701        20310601       360           3,686.26
6606344510    58.300       370,000.00      7.375         20010601        20310501       360           2,555.50
6607206833    70.200       400,000.00      7.000         20010601        20310501       360           2,661.22
6608087000    76.900       500,000.00      7.250         20010601        20210501       240           3,951.88
6609961492    77.100       540,000.00      7.000         20010701        20310601       360           3,592.64
6610544048    80.000       372,000.00      6.500         20010601        20310501       360           2,351.30
6611141687    79.600       370,000.00      7.000         20010701        20310601       360           2,461.62
6612103348    63.100       500,000.00      7.000         20010701        20310601       360           3,326.52
6612902053    60.900       517,500.00      7.375         20010701        20310601       360           3,574.25
6612990819    80.000       324,000.00      6.875         20010601        20310501       360           2,128.45
6613480034    60.700       355,000.00      7.500         20010601        20310501       360           2,482.22
6614497292    44.300       399,075.00      7.375         20010601        20310501       360           2,756.32
6615499222    90.000       296,100.00      7.125         20010601        20310501       360           1,994.89
6617423519    45.400       544,900.00      7.000         20010601        20310501       360           3,625.24
6617684045    68.500       445,000.00      7.000         20010601        20310501       360           2,960.60
6619217661    52.400       422,000.00      7.500         20010601        20310501       360           2,950.69
6621338497    64.600       640,000.00      7.125         20010601        20310501       360           4,311.80
6622551437    57.100     1,000,000.00      7.000         20010701        20310601       360           6,653.03
6623349062    48.000       394,000.00      7.000         20010601        20310501       360           2,621.30
6624169428    71.400       350,000.00      6.875         20010701        20310601       360           2,299.26
6624194897    55.000       477,000.00      7.000         20010601        20310501       360           3,173.50
6624427891    80.000       388,000.00      7.125         20010601        20310501       360           2,614.03
6626163783    62.100     1,000,000.00      7.625         20010601        20310501       360           7,077.94
6628573658    80.000       383,200.00      7.125         20010601        20310501       360           2,581.69
6630535257    74.900       322,000.00      7.000         20010701        20310601       360           2,142.28
6631257596    80.000       568,000.00      7.000         20010701        20310601       360           3,778.92
6632974702    80.000       399,900.00      6.875         20010601        20310501       360           2,627.06
6635337931    80.000       340,000.00      7.250         20010701        20310601       360           2,319.40
6635443465    71.900       492,500.00      7.500         20010601        20310501       360           3,443.64
6636669423    80.000       440,000.00      7.000         20010601        20310501       360           2,927.34
6637828655    55.000       550,000.00      7.000         20010601        20310501       360           3,659.17
6638885282    72.000       450,000.00      7.500         20010601        20310501       360           3,146.47
6640803125    49.300       375,000.00      7.500         20010701        20310601       360           2,622.06
6643672931    80.000       352,000.00      7.625         20010601        20310501       360           2,491.44
6647007233    66.300       477,000.00      7.125         20010601        20310501       360           3,213.64
6650199141    80.000       352,000.00      7.500         20010601        20310501       360           2,461.24
6651500073    79.800       435,000.00      7.000         20010601        20310501       360           2,894.07
6652495034    80.000       332,000.00      6.875         20010701        20310601       360           2,181.01
6654913232    36.300       417,000.00      6.875         20010601        20310501       360           2,739.40
6655181573    47.100       400,000.00      7.000         20010701        20310601       360           2,661.22
6656465629    77.200       650,000.00      7.500         20010601        20310501       360           4,544.90
6657146467    20.000       400,000.00      7.250         20010601        20310501       360           2,728.71
6657386535    80.000       337,600.00      7.000         20010701        20310601       360           2,246.07
6658120792    80.000       341,600.00      7.000         20010701        20310601       360           2,272.68
6661294063    69.500       310,000.00      7.625         20010601        20310501       360           2,194.17
6661990397    69.400       500,000.00      7.000         20010601        20310501       360           3,326.52
6664815484    64.500       400,000.00      7.250         20010601        20310501       360           2,728.71
6667414327    63.800       300,000.00      7.000         20010601        20310501       360           1,995.91
6667924184    59.200       580,000.00      7.000         20010601        20310501       360           3,858.76
6668429795    70.000       322,000.00      7.250         20010701        20310601       360           2,196.61
6671072095    48.200       357,000.00      6.750         20010601        20310501       360           2,315.50
6672572747    75.000       395,000.00      7.500         20010601        20310501       360           2,761.90
6674418089    80.000       520,000.00      6.875         20010601        20310501       360           3,416.03
6674440281    80.000       304,000.00      7.000         20010601        20310501       360           2,022.52
6674597775    75.100       650,000.00      7.375         20010601        20310501       360           4,489.39
6675018730    39.600       415,000.00      7.375         20010601        20310501       360           2,866.31
6676659771    66.200       404,000.00      7.375         20010601        20310501       360           2,790.33
6676819128    80.000       322,320.00      6.875         20010701        20310601       360           2,117.42
6679444361    79.000       367,300.00      7.625         20010601        20310501       360           2,599.73
6680813646    54.200       325,000.00      7.250         20010601        20310501       360           2,217.08
6682886277    80.000       404,000.00      7.000         20010601        20310501       360           2,687.83
6683702697    75.000       352,500.00      7.125         20010601        20310501       360           2,374.86
6685004720    75.000       374,900.00      7.500         20010601        20310501       360           2,621.36
6685363993    77.900       490,500.00      7.500         20010601        20310501       360           3,429.65
6685365154    65.100       407,000.00      6.875         20010601        20310501       360           2,673.71
6686322097    58.300       306,000.00      7.125         20010701        20310601       360           2,061.58
6686653756    66.700       420,000.00      7.250         20010601        20210501       240           3,319.58
6687131844    80.000       636,500.00      7.000         20010601        20310501       360           4,234.66
6687279817    75.000       349,500.00      6.750         20010601        20310501       360           2,266.86
6687700986    59.200       500,000.00      7.750         20010601        20310501       360           3,582.07
6689837141    75.000       405,000.00      7.625         20010601        20310501       360           2,866.57
6692522961    80.000       498,650.00      7.125         20010601        20310501       360           3,359.50
6693436757    65.900       600,000.00      7.000         20010601        20310501       360           3,991.82
6693554096    33.300       600,000.00      6.750         20010601        20310501       360           3,891.59
6695092731    53.600       407,000.00      7.375         20010601        20310501       360           2,811.05
6698758684    79.200       400,000.00      7.500         20010701        20310601       360           2,796.86
6700071811    49.800       418,000.00      7.500         20010601        20310501       360           2,922.72
6701097161    80.000       316,800.00      6.625         20010601        20310501       360           2,028.51
6701383488    49.100       577,000.00      6.875         20010601        20310501       360           3,790.48
6702061471    66.800       314,000.00      7.375         20010601        20310501       360           2,168.72
6703105582    64.700       366,500.00      7.000         20010601        20310501       360           2,438.34
6703176575    80.000       388,000.00      7.625         20010601        20310501       360           2,746.24
6704659595    45.500       307,000.00      6.750         20010701        20310601       360           1,991.20
6705464706    66.600       512,800.00      6.875         20010701        20310601       360           3,368.74
6706280671    80.000       480,000.00      7.375         20010601        20310501       360           3,315.25
6707784150    77.300       367,000.00      6.875         20010601        20310501       360           2,410.93
6709643016    32.300       300,000.00      7.250         20010601        20310501       360           2,046.53
6709820556    58.500       351,045.00      7.250         20010601        20210501       240           2,774.58
6711020252    69.600       323,500.00      7.250         20010701        20310601       360           2,206.85
6712073854    62.100       302,500.00      7.000         20010601        20210501       240           2,345.28
6713788708    79.200       475,000.00      7.250         20010601        20310501       360           3,240.34
6715246481    43.000       430,000.00      6.875         20010701        20310601       360           2,824.80
6717152786    80.000       423,300.00      7.250         20010601        20310501       360           2,887.66
6718019372    67.200       409,000.00      6.875         20010601        20310501       360           2,686.84
6718177170    67.100       402,800.00      7.500         20010601        20310501       360           2,816.44
6718463711    80.000       312,000.00      7.500         20010601        20310501       360           2,181.55
6724691735    56.800       460,000.00      7.250         20010601        20310501       360           3,138.02
6727461938    80.000       386,866.00      7.000         20010701        20310601       360           2,573.83
6728013381    55.500       421,000.00      7.500         20010601        20310501       360           2,943.70
6729869633    50.900       433,000.00      7.500         20010601        20310501       360           3,027.60
6730006654    80.000       420,000.00      7.250         20010601        20310501       360           2,865.15
6730068704    66.500       405,500.00      7.250         20010601        20310501       360           2,766.23
6730580450    68.000       350,000.00      7.000         20010601        20310501       360           2,328.56
6732215915    61.200       300,000.00      7.250         20010601        20310501       360           2,046.53
6733907890    55.100       306,000.00      6.750         20010601        20310501       360           1,984.72
6733943085    55.700       300,000.00      7.000         20010701        20310601       360           1,995.91
6735665041    74.300       609,000.00      7.375         20010601        20310501       360           4,206.22
6736371656    70.000       402,500.00      7.500         20010701        20310601       360           2,814.34
6736931996    80.000       284,000.00      7.500         20010701        20310601       360           1,985.77
6738499463    70.900       365,000.00      7.000         20010601        20310501       360           2,428.36
6739176300    66.000       284,000.00      7.250         20010601        20310501       360           1,937.39
6740624389    62.500       375,000.00      7.500         20010601        20310501       360           2,622.06
6742327395    64.000       400,000.00      7.000         20010701        20310601       360           2,661.22
6743124007    52.700       400,000.00      7.375         20010701        20310601       360           2,762.71
6743302603    46.100       332,000.00      7.625         20010601        20310501       360           2,349.88
6743682160    70.000       367,500.00      7.125         20010601        20310501       360           2,475.92
6747247127    80.000       400,000.00      7.000         20010601        20310501       360           2,661.22
6747433792    70.900       390,000.00      7.500         20010601        20310501       360           2,726.94
6749697626    72.100       588,000.00      7.000         20010601        20310501       360           3,911.98
6749971328    78.800       335,000.00      7.125         20010601        20310501       360           2,256.96
6753855334    52.600     1,000,000.00      7.500         20010601        20310501       360           6,992.15
6754150362    63.100       325,000.00      7.125         20010701        20310601       360           2,189.59
6756486285    80.000       311,200.00      7.750         20010601        20310501       360           2,229.48
6763251011    53.100       281,500.00      7.375         20010601        20310501       360           1,944.26
6766537002    80.000       319,900.00      7.000         20010601        20310501       360           2,128.31
6770647367    80.000       338,400.00      7.625         20010601        20310501       360           2,395.18
6770773486    76.200       362,000.00      7.125         20010601        20310501       360           2,438.87
6771772537    55.800       413,000.00      7.375         20010701        20310601       360           2,852.49
6772103724    80.000       886,400.00      7.125         20010601        20310501       360           5,971.85
6775441618    80.000       500,000.00      7.500         20010601        20310501       360           3,496.08
6775969972    42.900       575,000.00      7.375         20010601        20310501       360           3,971.39
6775971622    74.900       311,000.00      7.000         20010601        20310501       360           2,069.10
6776841543    80.000       415,200.00      7.125         20010601        20310501       360           2,797.28
6778194974    62.000       636,000.00      7.500         20010601        20310501       360           4,447.01
6780257785    55.500       347,000.00      7.125         20010601        20310501       360           2,337.81
6780573132    78.900       375,000.00      7.125         20010601        20310501       360           2,526.45
6781162042    80.000       548,000.00      7.125         20010601        20310501       360           3,691.98
6781936692    61.400       630,000.00      6.875         20010701        20310601       360           4,138.66
6783587113    80.000       375,200.00      7.375         20010601        20310501       360           2,591.42
6785340792    79.800       568,000.00      7.000         20010701        20310601       360           3,778.92
6785551679    78.500       423,200.00      7.125         20010601        20310501       360           2,851.18
6786746302    80.000       369,000.00      7.375         20010601        20310501       360           2,548.60
6788965744    65.500       550,000.00      7.125         20010601        20310501       360           3,705.46
6789405997    80.000       343,200.00      7.125         20010701        20310601       360           2,312.21
6796514393    77.000       436,000.00      7.000         20010601        20310501       360           2,900.72
6796588462    72.200       393,750.00      7.375         20010601        20310501       360           2,719.54
6796960067    75.000       390,000.00      7.000         20010601        20310501       360           2,594.68
6798967144    78.800       339,000.00      7.500         20010601        20310501       360           2,370.34
6799009706    56.800       369,500.00      7.250         20010601        20310501       360           2,520.65
6801216612    78.300       595,000.00      7.250         20010601        20310501       360           4,058.95
6803020830    79.500       318,000.00      7.500         20010601        20310501       360           2,223.51
6808262817    61.800       340,000.00      7.250         20010601        20310501       360           2,319.40
6808314311    80.000       376,000.00      7.875         20010701        20310601       360           2,726.27
6808329582    80.000       632,000.00      7.500         20010601        20310501       360           4,419.04
6809361998    68.800       357,000.00      7.375         20010601        20310501       360           2,465.72
6809686048    63.800       357,000.00      6.875         20010701        20310601       360           2,345.24
6810370335    74.100     1,000,000.00      7.625         20010601        20310501       360           7,077.94
6810895687    48.500       330,000.00      7.125         20010601        20310501       360           2,223.28
6811166732    35.000       350,000.00      7.000         20010701        20310601       360           2,328.56
6811682514    80.000       351,584.00      6.875         20010701        20310601       360           2,309.66
6812031307    53.500       420,000.00      6.750         20010601        20310501       360           2,724.12
6812377700    78.400       600,000.00      7.000         20010601        20310501       360           3,991.82
6816334335    80.000       350,380.00      6.625         20010601        20310501       360           2,243.53
6817450700    62.100       600,000.00      7.000         20010601        20310501       360           3,991.82
6817684431    70.000       420,000.00      7.000         20010601        20310501       360           2,794.28
6817857011    75.000       390,000.00      7.375         20010601        20310501       360           2,693.64
6818419712    50.600       400,000.00      7.500         20010701        20310601       360           2,796.86
6819181956    45.500       750,000.00      7.375         20010601        20310501       360           5,180.07
6819703841    80.000       520,800.00      7.000         20010601        20310501       360           3,464.90
6820720909    77.900       475,000.00      7.250         20010601        20310501       360           3,240.34
6820784699    80.000       296,000.00      6.375         20010601        20310501       360           1,846.66
6822975972    36.300       445,000.00      7.375         20010601        20310501       360           3,073.51
6823507949    80.000       560,000.00      7.500         20010701        20310601       360           3,915.61
6823753675    55.200       309,400.00      6.875         20010601        20310501       360           2,032.54
6825429779    80.000       328,000.00      7.125         20010601        20310501       360           2,209.80
6825588608    70.600       370,537.00      6.750         20010601        20310501       360           2,403.30
6827462273    79.100       336,000.00      7.250         20010601        20310501       360           2,292.12
6829848560    80.000       308,000.00      7.250         20010601        20310501       360           2,101.11
6833056424    75.000       375,000.00      7.125         20010601        20310501       360           2,526.45
6834731710    80.000       376,000.00      7.375         20010701        20310601       360           2,596.94
6835438166    74.600       350,000.00      7.125         20010601        20310501       360           2,358.02
6836810413    70.800       375,000.00      7.000         20010601        20310501       360           2,494.89
6840411000    70.000       581,000.00      7.500         20010601        20310501       360           4,062.44
6840685611    68.600       460,000.00      7.500         20010601        20310501       360           3,216.39
6840927898    78.800       374,500.00      6.750         20010601        20310501       360           2,429.01
6841392555    69.300       381,000.00      7.375         20010701        20310601       360           2,631.48
6845135265    80.000       403,300.00      7.375         20010701        20310601       360           2,785.50
6846953617    80.000       412,000.00      7.000         20010701        20310601       360           2,741.05
6848572340    80.000       350,400.00      7.125         20010601        20310501       360           2,360.71
6852938460    74.700       355,000.00      7.125         20010601        20310501       360           2,391.71
6854068910    69.500       410,000.00      7.000         20010601        20310501       360           2,727.75
6854435366    55.200       320,000.00      7.500         20010601        20310501       360           2,237.49
6856241317    70.300       650,000.00      7.375         20010701        20310601       360           4,489.39
6856833386    61.200       450,000.00      7.750         20010701        20310601       360           3,223.86
6858282665    78.300       310,700.00      7.375         20010601        20310501       360           2,145.93
6858617001    70.000       560,000.00      7.250         20010701        20310601       360           3,820.19
6859301530    80.000       460,000.00      7.125         20010601        20310501       360           3,099.11
6860205522    70.000       693,000.00      7.500         20010601        20310501       360           4,845.56
6862946677    80.000       376,000.00      7.500         20010601        20310501       360           2,629.05
6863797731    70.000       395,500.00      7.625         20010601        20310501       360           2,799.33
6863832900    80.000       624,000.00      7.000         20010601        20310501       360           4,151.49
6864175721    80.000       320,000.00      7.125         20010601        20310501       360           2,155.90
6867418102    80.000       365,600.00      7.125         20010601        20310501       360           2,463.12
6869000593    57.700       410,000.00      6.875         20010601        20310501       360           2,693.41
6870355028    70.000       362,500.00      7.000         20010601        20310501       360           2,411.73
6872322034    74.100       389,000.00      7.625         20010701        20310601       360           2,753.32
6873777160    80.000       392,000.00      7.375         20010701        20310601       360           2,707.45
6874482224    90.000       335,700.00      7.250         20010601        20310501       360           2,290.07
6876336022    95.000       337,250.00      7.500         20010601        20310501       360           2,358.11
6876351724    70.900       372,000.00      7.125         20010601        20310501       360           2,506.24
6878214664    78.900       568,000.00      7.375         20010601        20310501       360           3,923.04
6880994642    65.000       650,000.00      7.500         20010701        20310601       360           4,544.90
6881637422    80.000       398,720.00      7.000         20010601        20310501       360           2,652.70
6882584508    80.000       312,000.00      7.000         20010701        20310601       360           2,075.75
6883035625    80.000       360,000.00      7.000         20010601        20310501       360           2,395.09
6883232743    80.000       504,400.00      7.375         20010601        20310501       360           3,483.77
6883346212    71.600       393,750.00      7.500         20010701        20310601       360           2,753.16
6883742089    79.100       316,500.00      7.500         20010601        20310501       360           2,213.02
6884947257    63.700       522,000.00      7.250         20010601        20310501       360           3,560.97
6885891264    66.700       600,000.00      7.500         20010701        20310601       360           4,195.29
6887005459    80.000       495,200.00      7.000         20010601        20310501       360           3,294.58
6888190128    80.000       424,000.00      7.125         20010601        20310501       360           2,856.57
6888215958    66.300       630,000.00      7.500         20010601        20310501       360           4,405.06
6888455687    68.200       375,000.00      7.000         20010601        20310501       360           2,494.89
6890627869    61.800       383,000.00      6.875         20010601        20310501       360           2,516.04
6890793059    80.000       316,800.00      7.250         20010701        20310601       360           2,161.14
6892448124    54.600       355,000.00      7.250         20010601        20310501       360           2,421.73
6893220225    78.400       341,000.00      7.125         20010701        20310601       360           2,297.39
6895347216    68.400       550,000.00      7.375         20010601        20310501       360           3,798.72
6896137426    55.000       481,250.00      7.625         20010601        20310501       360           3,406.26
6897020290    60.000       342,000.00      7.250         20010601        20310501       360           2,333.05
6897546393    51.700       310,000.00      6.750         20010601        20310501       360           2,010.66
6898302986    80.000       332,000.00      7.375         20010601        20310501       360           2,293.05
6901124823    56.500       390,000.00      7.000         20010601        20310501       360           2,594.68
6901816311    90.000       289,350.00      7.875         20010701        20310601       360           2,097.99
6902236329    79.300       317,000.00      7.250         20010601        20310501       360           2,162.50
6903970363    68.100       600,000.00      7.000         20010601        20310501       360           3,991.82
6904696298    69.500       650,000.00      7.000         20010601        20310501       360           4,324.47
6906282824    69.300       436,000.00      7.000         20010601        20310501       360           2,900.72
6906880502    45.100       394,800.00      7.250         20010601        20310501       360           2,693.24
6908221085    80.000       340,000.00      7.375         20010701        20310601       360           2,348.30
6909316728    74.400       409,000.00      7.500         20010701        20310601       360           2,859.79
6910309969    64.400       290,000.00      7.000         20010601        20310501       360           1,929.38
6911242169    68.900       310,000.00      7.250         20010601        20310501       360           2,114.75
6911852405    74.500       503,000.00      7.375         20010601        20310501       360           3,474.10
6911923537    64.700       540,000.00      7.125         20010601        20310501       360           3,638.08
6913822034    63.400       409,000.00      7.500         20010701        20310601       360           2,859.79
6915102898    29.000       322,000.00      7.125         20010701        20240601       276           2,375.50
6916040196    79.400       504,000.00      7.500         20010601        20310501       360           3,524.05
6917302322    80.000       488,000.00      7.125         20010601        20310501       360           3,287.75
6917637966    75.900       420,000.00      7.500         20010601        20310501       360           2,936.71
6917722271    46.600       340,000.00      7.125         20010601        20310501       360           2,290.65
6922066177    80.000       564,000.00      7.000         20010601        20310501       360           3,752.31
6922908675    63.000       472,500.00      7.250         20010601        20310501       360           3,223.29
6925373372    79.200       328,000.00      7.500         20010601        20310501       360           2,293.43
6925769827    73.800       335,000.00      7.375         20010701        20310601       360           2,313.77
6926324317    80.000       561,000.00      6.875         20010601        20310501       360           3,685.38
6926517068    80.000       377,485.00      6.875         20010601        20310501       360           2,479.81
6927103975    70.000       420,000.00      7.500         20010601        20310501       360           2,936.71
6927155215    70.600       600,000.00      7.125         20010601        20310501       360           4,042.32
6929025812    60.600       333,500.00      7.125         20010701        20310601       360           2,246.86
6929397831    74.800       400,000.00      7.125         20010601        20310501       360           2,694.88
6929616370    46.900       433,900.00      7.000         20010701        20310601       360           2,886.75
6929707732    37.000       285,000.00      7.000         20010601        20310501       360           1,896.12
6929855531    74.300       375,000.00      7.625         20010601        20310501       360           2,654.23
6929947767    68.600       350,000.00      7.125         20010601        20310501       360           2,358.02
6930819203    65.100       358,000.00      7.250         20010601        20310501       360           2,442.20
6931694324    33.500       385,000.00      7.375         20010601        20310501       360           2,659.10
6932234088    56.800       511,000.00      7.375         20010701        20310601       360           3,529.36
6932571885    79.900       555,000.00      7.250         20010601        20310501       360           3,786.08
6933530484    70.800       368,000.00      7.125         20010601        20310501       360           2,479.29
6933815240    80.000       320,000.00      7.375         20010601        20310501       360           2,210.17
6934953560    80.000       479,200.00      7.500         20010601        20310501       360           3,350.64
6935931771    75.000       360,000.00      7.000         20010601        20310501       360           2,395.09
6938398234    58.200       450,000.00      7.125         20010601        20310501       360           3,031.74
6938638613    80.000       382,800.00      7.500         20010701        20310601       360           2,676.60
6938989065    95.000       293,845.00      7.500         20010601        20310501       360           2,054.61
6939358252    68.500       500,000.00      7.125         20010601        20310501       360           3,368.60
6940417121    80.000       440,000.00      7.000         20010701        20310601       360           2,927.34
6943931227    79.400       324,000.00      7.250         20010601        20310501       360           2,210.26
6944780391    39.700       395,000.00      7.000         20010601        20310501       360           2,627.95
6945874680    80.000       518,050.00      6.750         20010601        20310501       360           3,360.07
6947016934    41.100       370,000.00      7.250         20010601        20310501       360           2,524.06
6947592348    75.000       375,000.00      7.250         20010601        20310501       360           2,558.17
6947782022    79.700       303,000.00      7.125         20010701        20310601       360           2,041.37
6948659625    60.600       380,000.00      7.375         20010601        20310501       360           2,624.57
6951563557    38.300       310,000.00      6.875         20010701        20310601       360           2,036.48
6952691365    72.900       525,000.00      7.125         20010601        20310501       360           3,537.03
6953305296    65.300       444,300.00      7.250         20010601        20310501       360           3,030.91
6953764260    77.800       560,000.00      7.000         20010601        20310501       360           3,725.70
6954670037    80.000       445,600.00      7.375         20010601        20310501       360           3,077.65
6954937543    80.000       334,000.00      7.000         20010701        20310601       360           2,222.12
6955443699    80.000       576,000.00      7.500         20010701        20310601       360           4,027.48
6958175652    60.800       310,000.00      7.250         20010601        20310501       360           2,114.75
6960116983    55.600     1,000,000.00      7.500         20010501        20310401       360           6,992.15
6960526132    75.000       326,250.00      7.375         20010701        20310601       360           2,253.33
6960570338    68.200       375,000.00      7.000         20010601        20310501       360           2,494.89
6961184493    64.900       763,100.00      7.250         20010501        20310401       360           5,205.69
6961299903    71.400       339,000.00      7.750         20010501        20310401       360           2,428.64
6961749956    71.300       360,000.00      6.875         20010601        20310501       360           2,364.95
6962034895    56.000       305,000.00      7.375         20010501        20310401       360           2,106.56
6962292089    53.900       410,000.00      6.875         20010601        20310501       360           2,693.41
6962431638    62.500       425,000.00      7.250         20010501        20310401       360           2,899.25
6963019242    80.000       372,000.00      7.500         20010601        20310501       360           2,601.08
6964372509    80.000       336,000.00      7.000         20010601        20310501       360           2,235.42
6964745738    87.300       308,300.00      7.250         20010701        20260601       300           2,228.42
6965108977    90.000       315,000.00      7.750         20010501        20310401       360           2,256.70
6965873687    77.100       588,827.00      6.875         20010601        20310501       360           3,868.18
6966538198    79.700       577,500.00      7.125         20010601        20310501       360           3,890.73
6966972736    66.300       590,000.00      7.125         20010701        20310601       360           3,974.94
6967405447    28.700       323,000.00      7.500         20010501        20310401       360           2,258.47
6968489143    64.900       850,000.00      7.375         20010601        20310501       360           5,870.74
6969137394    80.000       304,000.00      7.500         20010501        20310401       360           2,125.62
6969740163    80.000       438,400.00      7.375         20010601        20310501       360           3,027.93
6971255655    32.400       600,000.00      7.500         20010601        20310501       360           4,195.29
6971540395    62.100       366,500.00      7.000         20010601        20310501       360           2,438.34
6972027830    80.000       400,800.00      7.125         20010601        20310501       360           2,700.27
6973011437    60.000       396,000.00      7.250         20010701        20310601       360           2,701.42
6973528505    95.000       332,500.00      7.500         20010501        20310401       360           2,324.89
6973529917    76.900       310,000.00      6.750         20010601        20310501       360           2,010.66
6973781823    80.000       396,000.00      7.250         20010501        20310401       360           2,701.42
6973974246    80.000       356,000.00      7.625         20010501        20310401       360           2,519.75
6974196146    80.000       304,000.00      7.250         20010601        20310501       360           2,073.82
6974335017    80.000       567,200.00      7.125         20010601        20310501       360           3,821.34
6977453841    73.700       400,000.00      7.625         20010601        20310501       360           2,831.18
6977990602    70.700       325,000.00      7.000         20010701        20310601       360           2,162.24
6979227128    80.000       380,000.00      7.000         20010601        20310501       360           2,528.15
6980663774    31.800       445,000.00      7.375         20010601        20310501       360           3,073.51
6980986704    77.200       533,000.00      7.375         20010601        20310501       360           3,681.30
6982272517    73.600       331,000.00      7.125         20010601        20310501       360           2,230.01
6982468727    80.000       574,000.00      7.000         20010601        20310501       360           3,818.84
6982657881    29.600       284,400.00      7.375         20010601        20310501       360           1,964.28
6982998483    58.000       377,000.00      7.250         20010601        20310501       360           2,571.81
6983191203    47.800       430,000.00      7.125         20010601        20310501       360           2,896.99
6984234739    59.800       380,000.00      6.750         20010501        20310401       360           2,464.68
6984505732    79.600       378,000.00      7.500         20010601        20310501       360           2,643.04
6985029872    80.000       332,000.00      7.250         20010701        20310601       360           2,264.83
6985582763    80.000       317,559.00      7.500         20010601        20310501       360           2,220.42
6986951728    55.900       525,000.00      7.250         20010701        20310601       360           3,581.43
6987093918    79.600       390,000.00      8.250         20010601        20310501       360           2,929.94
6987340459    80.000       380,000.00      7.500         20010601        20310501       360           2,657.02
6988976467    60.700       435,000.00      7.125         20010601        20310501       360           2,930.68
6989059073    53.900       410,000.00      7.125         20010601        20310501       360           2,762.25
6989456204    95.000       299,250.00      6.875         20010701        20310601       360           1,965.86
6990524479    80.000       540,000.00      7.000         20010501        20310401       360           3,592.64
6990559020    78.400       548,500.00      7.375         20010501        20310401       360           3,788.36
6990941350    56.600       414,000.00      7.500         20010501        20310401       360           2,894.75
6991597946    80.000       456,000.00      7.500         20010501        20310401       360           3,188.42
6992125804    39.300       432,500.00      7.500         20010601        20310501       360           3,024.11
6994201223    52.300       680,000.00      7.250         20010501        20310401       360           4,638.80
6995614275    62.400       365,000.00      7.125         20010601        20310501       360           2,459.08
6995680318    65.600       525,000.00      7.250         20010501        20310401       360           3,581.43
6997213795    80.000       480,000.00      7.000         20010601        20310501       360           3,193.46
6997877136    80.000       380,000.00      7.125         20010601        20310501       360           2,560.14
6998600842    49.100       382,745.00      7.375         20010601        20310501       360           2,643.53
6998670845    42.600     1,000,000.00      7.500         20010601        20310501       360           6,992.15


TABLE (CONTINUED)

   LOAN          CURRENT         REMAIN           SCHEDULED                    APPRAISAL      SALES
  NUMBER        DUE DATE          TERM                PB         FICO            VALUE        PRICE
  ------        --------          ----                --         ----            -----        -----

0028499911      20010701          359             498,759.57     778             624,000           -
0028909950      20010601          356             338,556.19     636             486,000     486,000
0028976835      20010601          359             439,689.46     778             560,000     550,000
0028984722      20010601          358             491,215.88     742             615,000     615,000
0029058641      20010601          354             301,709.85     715             410,000           -
0029115326      20010601          357             470,589.30     766             590,000     589,655
0029163375      20010701          353             346,232.90      0              435,000     434,875
0029175064      20010701          351             371,508.59      3              415,000     415,000
0029185089      20010701          356             278,669.75     784             604,300     600,000
0029199890      20010701          359             355,497.45     658             428,000     425,775
0029265717      20010601          356             318,024.00     814             400,000           -
0029269388      20010701          351             284,809.81     757             382,000           -
0029293412      20010701          357             698,469.71     694           1,150,000           -
0029321353      20010601          358             649,056.11     747             853,000     852,843
0029330206      20010701          358             464,834.47     726             582,107     582,107
0029338266      20010601          355             388,801.79     808             545,000           -
0029338407      20010601          354             397,811.60     782             550,000     550,000
0029339280      20010601          358             525,975.62     718             658,534     658,534
0029344231      20010701          355             303,017.28     740             350,000     356,165
0029352184      20010601          356             394,893.27     771             495,000     495,000
0029366440      20010601          359             295,669.17     796             372,000     369,900
0029369899      20010601          359             474,656.21     740             605,000           -
0029384245      20010601          357             309,305.50     786             400,000     400,000
0029385374      20010601          357             498,879.82     793             979,000     979,000
0029388808      20010601          358             334,010.24     660             425,000           -
0029393923      20010601          357             427,041.11     769           1,300,000           -
0029394376      20010601          358             499,236.74     741             735,000           -
0029396892      20010701          359             749,414.93     712           1,325,000           -
0029398468      20010601          359             649,529.55     687             930,000           -
0029406550      20010601          358             464,272.32     687             620,000           -
0029406592      20010701          357             345,719.40     715             433,500           -
0029406667      20010701          357             317,305.11     760             425,000           -
0029426608      20010701          357             325,232.45     791             500,000           -
0029440633      20010601          357             375,238.06     626             470,000     470,000
0029441409      20010601          357             423,363.05     709             580,000           -
0029448248      20010601          357             343,067.32     781             405,000           -
0029448586      20010701          357             399,081.27     764             500,000     500,000
0029449238      20010601          359             388,511.45     697             432,000           -
0029449246      20010701          358             299,550.94     773             455,000           -
0029452869      20010601          357             365,250.13     707             545,000     541,180
0029457504      20010701          358             449,208.33     740             563,000     562,490
0029458007      20010601          358             458,715.97     748             577,000     575,260
0029458494      20010601          357             478,977.08     690             600,000           -
0029465473      20010601          359             388,688.92     661             650,000     636,420
0029472388      20010601          359             324,746.46     718             435,000           -
0029472602      20010601          358             349,491.75     749             470,000           -
0029473139      20010601          356             429,110.28     708             538,000           -
0029473873      20010701          356             286,510.12     736             360,000     359,190
0029476876      20010701          358             328,335.37     780             412,000     411,124
0029493251      20010701          358             409,224.34     675             515,000     512,320
0029501053      20010601          358             479,267.26     756             600,000     600,000
0029503976      20010701          358             693,885.13     668           1,000,000           -
0029504487      20010601          358             489,174.30     792             700,000           -
0029504669      20010701          358             371,545.97     708             465,211     465,211
0029508256      20010601          358             303,558.55     756             380,000           -
0029508843      20010601          358             396,451.77     703             603,000           -
0029511078      20010601          359             367,662.96     750             460,000     459,990
0029512183      20010601          358             419,342.72     775             610,000           -
0029516283      20010601          358             336,457.43     738             450,000           -
0029516515      20010601          359             324,746.46     653             410,000           -
0029521788      20010701          358             314,432.15     786             450,000     449,990
0029521952      20010701          359             561,561.58     767             712,000     702,500
0029525680      20010701          358             357,789.21     705             448,000     447,998
0029528643      20010701          358             307,030.59     672             410,000           -
0029528981      20010601          358             524,198.58     684             700,000           -
0029533528      20010601          358             351,399.23     724             450,000     439,990
0029535077      20010601          358             339,454.59     692             525,000           -
0029536620      20010601          358             312,146.05     755             392,000     390,785
0029537453      20010601          358             401,320.98     719             503,000     502,445
0029540705      20010601          359             339,734.77     718             431,000     425,000
0029540739      20010601          358             321,443.96     762             402,500     402,500
0029541802      20010601          359             373,193.84     678             600,000           -
0029541919      20010701          358             439,239.87     766             687,100     687,041
0029547338      20010701          358             326,538.20     758             468,000     467,283
0029547841      20010601          359             773,453.71     722           1,185,000           -
0029548344      20010701          358             405,863.86     740             508,180     508,180
0029548922      20010701          358             648,464.87     745           1,300,000   1,035,000
0029551090      20010601          359             305,855.21     682             410,000     382,641
0029551181      20010601          358             343,512.85     764             430,000     430,000
0029553070      20010701          358             363,444.34     767             455,000     455,000
0029553260      20010601          359             575,572.52     682             720,000           -
0029553831      20010601          359             315,727.93     785             420,000     395,059
0029554722      20010701          359             299,754.09     768             425,000     425,000
0029554847      20010701          358             343,411.74     801             430,000     429,950
0029555588      20010601          358             394,350.55     736             595,000           -
0029555604      20010601          358             371,417.85     757             468,000     465,000
0029558608      20010601          359             471,658.38     777             600,000     590,000
0029558632      20010701          358             300,430.15     756             390,000     390,000
0029559911      20010701          358             429,275.43     747             636,000     635,990
0029560489      20010701          359             343,238.62     739             474,000           -
0029560570      20010601          358             522,021.58     636             670,000           -
0029562030      20010601          358             352,710.75     759             395,000     392,500
0029562204      20010701          359             320,730.31     807             410,000     401,350
0029562311      20010601          358             361,433.50     769             455,000     452,500
0029562345      20010601          358             309,348.62     783             445,000           -
0029562428      20010601          358             449,313.06     761             669,500     661,253
0029562790      20010601          358             387,906.94     754             518,000           -
0029562907      20010601          358             325,090.46     729             430,000     407,000
0029562998      20010701          358             399,374.03     619             710,000           -
0029563004      20010701          359             641,523.54     769             900,000           -
0029563038      20010701          358             311,523.72     650             380,000           -
0029564077      20010601          357             318,800.89     716             360,000     355,000
0029564606      20010701          358             358,444.97     760             455,000     448,830
0029564655      20010601          359             430,555.41     720             600,000           -
0029566940      20010701          358             497,899.61     763             625,000     623,350
0029567427      20010601          358             383,428.24     688             480,000           -
0029567906      20010701          358             423,336.48     804             530,000     530,000
0029568045      20010701          358             357,453.10     779             550,000           -
0029571916      20010701          358             449,260.11     739             655,000           -
0029572195      20010701          359             407,665.57     670             520,000     510,000
0029572419      20010601          346             448,768.11     783             630,000     628,000
0029573953      20010701          358             322,506.92     639             360,000           -
0029574340      20010601          358             316,204.38     744             354,000     351,900
0029575172      20010701          359             469,624.15     713             670,000     657,372
0029575206      20010601          358             555,657.22     757             696,000     695,735
0029575248      20010601          358             347,349.15     757             445,000     434,970
0029575800      20010601          358             345,431.11     741             500,000           -
0029575966      20010601          358             396,562.85     769             510,000     509,200
0029576162      20010701          358             397,427.10     756             520,000     515,000
0029576204      20010701          358             429,343.61     789             612,000           -
0029576568      20010701          358             439,328.33     806             640,000           -
0029577087      20010701          358             341,015.51     773             475,000     426,952
0029577129      20010601          359             547,422.63     743             685,000     684,843
0029577145      20010601          358             346,806.43     770             442,000     441,715
0029577954      20010601          358             298,130.03     729             378,000     373,165
0029578127      20010601          358             294,702.56     788             370,000     369,035
0029578390      20010601          358             407,377.19     741             510,000           -
0029578705      20010601          357             440,955.88     788             610,000     599,000
0029579265      20010601          359             339,741.28     762             775,000           -
0029579349      20010601          359             419,164.53     707             580,000           -
0029580214      20010601          359             323,740.90     715             360,000     360,000
0029581816      20010701          358             391,840.93     802             490,550           -
0029582269      20010701          359             343,211.42     682             470,000           -
0029583077      20010701          359             558,552.97     739           1,065,000           -
0029584182      20010701          359             323,734.42     684             411,000           -
0029586021      20010601          359             359,512.27     742             525,000     484,000
0029586567      20010701          358             599,084.07     711             772,000     771,858
0029586666      20010701          358             415,263.92     784             521,000     520,000
0029587730      20010601          357             359,173.14     733             455,840     455,842
0029587904      20010601          358             421,786.62     646             530,000           -
0029588126      20010601          358             648,931.29     719             875,000     875,000
0029588282      20010701          359             349,746.68     724             520,000           -
0029588357      20010701          358             374,352.44     724             550,000     549,900
0029588654      20010701          358             309,908.78     666             425,000           -
0029588704      20010601          358             386,479.04     695             490,000     483,875
0029589041      20010601          358             332,491.67     734             463,000     419,602
0029589090      20010701          359             303,731.67     746             380,000           -
0029590437      20010601          359             599,531.94     653             750,000           -
0029591575      20010601          357             533,859.87     776             795,000     785,000
0029593803      20010601          359             573,517.77     741             731,000           -
0029594009      20010601          359             308,565.03     735             386,000     386,000
0029594041      20010601          358             439,276.55     773             585,000     550,000
0029594132      20010701          359             455,626.22     762             585,000           -
0029594181      20010701          359             324,047.01     748             382,000     381,544
0029594215      20010701          359             326,482.16     736             410,000     409,008
0029594231      20010601          358             383,334.08     695             494,000     493,990
0029594637      20010701          359             502,584.17     712             635,000           -
0029594660      20010701          359             318,145.38     760             400,000     398,000
0029595493      20010601          358             312,485.37     749             393,000     391,250
0029597226      20010701          358             359,001.14     753             380,000     378,500
0029597853      20010601          359             349,705.96     803             480,000           -
0029597861      20010701          359             299,754.09     716             390,000           -
0029599966      20010601          358             350,323.06     763             390,000     389,900
0029599982      20010601          359             447,667.52     667             560,000     560,000
0029601069      20010701          358             299,993.62     776             400,000     375,660
0029601077      20010701          358             420,620.72     773             527,000     526,600
0029601085      20010601          359             334,745.08     764             500,000     500,000
0029601093      20010601          359             419,655.73     679             525,000           -
0029601101      20010701          359             359,719.16     679             450,000           -
0029601390      20010701          359             444,652.86     732             680,000     615,000
0029601838      20010701          359             384,999.42     702             482,000     481,655
0029602638      20010701          358             292,502.80     682             368,000     366,230
0029603222      20010701          359             499,590.16     764             839,000     839,331
0029604717      20010701          359             291,922.09     752             366,000     365,209
0029605144      20010701          359             485,699.55     775             635,000           -
0029605714      20010701          359             369,711.37     755             681,500     600,000
0029605870      20010601          358             371,459.79     695             465,000     465,000
0029606449      20010701          358             291,278.93     743             370,000     364,775
0029608908      20010701          358             354,458.08     654             395,000     394,536
0029609914      20010601          359             539,867.92     646             720,000           -
0029610342      20010601          358             467,167.79     701             585,000     584,900
0029611258      20010701          358             539,154.94     718             675,000     675,000
0029611993      20010701          358             434,302.20     692             660,000     651,740
0029613171      20010601          359             351,696.93     777             525,000     440,000
0029613775      20010601          359             587,563.62     734             735,000     735,000
0029614591      20010601          359             348,927.59     774             400,000     388,000
0029614708      20010601          359             313,778.39     735             730,000           -
0029614807      20010601          359             375,713.89     632             472,000     470,000
0029614948      20010601          359             559,573.89     737             920,000           -
0029615358      20010601          359             574,551.45     665             785,000           -
0029615671      20010701          359             459,612.91     703             595,000     585,900
0029615705      20010701          359             360,732.08     756             380,000     380,000
0029617180      20010701          359             324,740.10     661             605,000     599,000
0029618055      20010601          359             349,733.68     748             510,000           -
0029618410      20010601          358             372,943.88     733             415,000     415,000
0029618683      20010601          359             299,771.72     651             430,000           -
0029620895      20010601          359             329,729.50     782             465,000     465,000
0029621422      20010701          359             341,358.91     737             427,000     427,000
0029621596      20010701          358             438,295.78     771             650,000           -
0029621745      20010701          357             316,852.22     692             397,000     397,000
0029621919      20010701          359             350,745.95     738             468,000           -
0029622768      20010601          359             363,480.04     730             485,000           -
0029622826      20010601          359             374,707.46     773             645,000     691,000
0029622966      20010701          359             315,765.48     749             352,000           -
0029622990      20010601          359             874,317.41     747           1,250,000           -
0029624822      20010701          359             529,586.55     746             786,000     777,000
0029624855      20010701          359             318,792.73     780             425,000     398,826
0029624863      20010701          359             399,655.60     795             506,000     500,000
0029624921      20010601          359             324,746.47     753             512,000     406,400
0029624939      20010601          359             403,700.17     730             620,000           -
0029625092      20010601          359             322,754.22     780             370,000     360,000
0029625118      20010701          359             327,188.13     739             412,000     409,352
0029628047      20010601          359             379,724.96     777             608,000           -
0029629078      20010701          359             314,772.01     809             575,000     495,000
0029629268      20010601          359             399,687.96     796             559,000     559,000
0029630092      20010701          356             349,098.01     782             460,000     450,000
0029630159      20010601          356             329,888.90     683             413,540     413,540
0029630266      20010601          355             473,385.00     680             600,000           -
0029630316      20010701          359             335,025.16     760             535,000           -
0029630506      20010601          358             383,469.73     728             480,000     480,000
0029630662      20010701          358             369,278.93     786             742,500     742,500
0029630860      20010701          354             301,463.46     725             390,000     385,000
0029630886      20010701          353             348,483.84     798             525,000     501,357
0029630910      20010601          354             303,882.07     667             339,000     339,000
0029631009      20010701          359             479,634.76     776             605,000           -
0029631215      20010601          358             514,992.81     664             645,000           -
0029631298      20010701          358             419,374.63     752             627,000     626,311
0029631348      20010701          359             349,005.25     670             470,000     444,134
0029631371      20010601          359             401,686.40     695             550,000           -
0029631389      20010701          359             297,765.97     794             375,000     375,000
0029631405      20010601          358             418,875.39     702             525,000           -
0029631439      20010701          359             649,480.20     796             875,000     875,000
0029632577      20010601          354             378,483.09     639             492,000           -
0029634326      20010601          359             519,552.29     770             810,000           -
0029634342      20010601          359             433,235.73     785             542,000     542,000
0029634540      20010601          357             342,001.02     694             457,000           -
0029634573      20010701          347             347,332.86     705             475,000     475,000
0029634581      20010601          351             374,691.48     712             471,000     470,900
0029634607      20010601          356             614,244.02     795             770,000     770,000
0029634623      20010601          358             411,854.47     699             550,000           -
0029634649      20010601          357             321,939.29     734             450,000           -
0029634714      20010701          357             343,370.35     752             431,000     430,000
0029634789      20010701          353             316,622.47     689             398,000     397,500
0029635562      20010701          359             638,688.84     764             800,000     800,000
0029635588      20010601          359             344,750.30     624             460,000           -
0029636966      20010701          357             295,340.33     675             315,000     311,500
0029637071      20010701          358             296,589.86     800             330,000     330,000
0029637097      20010701          358             519,228.49     639             650,000           -
0029637188      20010701          358             398,575.28     700             499,000     499,000
0029637212      20010601          358             371,432.14     678             500,000           -
0029637238      20010601          358             499,236.74     660             625,000     625,000
0029637287      20010701          358             339,480.97     784             665,000     665,000
0029637386      20010601          358             338,519.92     741             630,000           -
0029637469      20010601          358             294,538.35     666             385,000           -
0029637501      20010601          358             321,496.10     670             512,000           -
0029638277      20010601          358             349,604.21     636             390,000     389,015
0029638301      20010701          358             418,456.85     724             525,000           -
0029638418      20010601          358             306,507.53     742             570,000     568,569
0029638541      20010701          358             349,452.27     730             476,000           -
0029638574      20010701          358             383,413.82     755             480,000           -
0029638608      20010601          358             324,503.90     752             595,000     595,000
0029638640      20010601          358             519,281.93     665             650,000     691,468
0029638681      20010701          358             387,407.71     699             604,000           -
0029638723      20010601          358             292,602.67     681             367,000     366,330
0029639663      20010701          359             295,180.77     744             505,000           -
0029639770      20010601          359             336,144.02     773             440,000     420,500
0029641396      20010601          358             387,330.31     641             460,000           -
0029641446      20010601          358             295,559.29     783             379,000     370,000
0029641479      20010701          358             310,325.56     728             389,000     388,500
0029641487      20010701          358             374,441.66     783             715,000           -
0029643483      20010601          359             357,720.73     779             450,000     447,500
0029645611      20010601          358             317,901.74     746             430,000           -
0029645652      20010701          358             354,314.99     657             450,000           -
0029645835      20010701          359             338,548.56     747             435,000     423,500
0029646817      20010601          358             311,511.75     749             395,000     390,000
0029646833      20010701          358             458,656.63     720             615,000     574,368
0029646890      20010701          358             338,981.75     712             470,000           -
0029646957      20010601          358             390,787.49     736             520,000     520,000
0029647104      20010701          358             331,517.88     777             415,000     415,000
0029647146      20010701          358             327,886.08     729             415,000           -
0029647203      20010601          358             383,368.64     752             490,000     480,000
0029647419      20010601          358             574,143.85     654             810,000           -
0029647427      20010701          358             314,138.15     686             350,000           -
0029647559      20010701          358             359,450.44     768             450,000     450,000
0029647583      20010601          358             293,950.59     713             368,000     368,000
0029647617      20010601          358             295,659.12     626             340,000     329,000
0029648110      20010701          359             350,719.31     762             450,000     445,640
0029648144      20010701          358             354,671.11     748             444,000     444,000
0029649522      20010701          358             529,170.61     754             737,000     730,000
0029649555      20010701          358             347,475.85     792             435,000     435,000
0029649753      20010601          358             363,511.80     712             455,500     455,148
0029649761      20010601          358             873,664.29     761           1,400,000           -
0029649795      20010601          358             333,151.33     768             422,000           -
0029649852      20010701          358             450,094.52     786             564,000     563,500
0029649878      20010601          358             399,338.14     783             755,000     754,374
0029649894      20010701          358             363,929.58     725             405,000           -
0029649928      20010601          358             305,033.63     773             322,000     321,599
0029649977      20010601          357             303,352.13     705             380,000           -
0029650009      20010701          358             427,378.48     759             535,000     535,000
0029650025      20010601          358             348,204.24     803             465,000     465,000
0029650033      20010701          358             361,105.31     726             453,000     452,180
0029650041      20010601          358             341,490.77     664             390,000     380,000
0029650074      20010701          358             374,627.24     724             469,000           -
0029650090      20010601          358             349,478.86     709             500,000           -
0029650116      20010701          358             551,198.40     741             690,000     690,000
0029650124      20010601          357             324,253.53     757             435,000     418,000
0029650157      20010601          358             418,327.85     711             559,000     559,000
0029650165      20010701          358             345,247.91     713             450,000           -
0029650199      20010701          358             615,127.66     705             770,000           -
0029650603      20010601          358             599,084.07     773             890,000     870,442
0029650637      20010701          358             480,464.55     809             610,000           -
0029650645      20010601          358             317,115.17     714             397,000           -
0029650678      20010701          358             307,541.39     668             385,000           -
0029650751      20010601          358             308,128.90     783             435,000           -
0029650769      20010701          358             291,565.23     749             365,000     365,000
0029650785      20010701          358             308,163.00     744             400,000           -
0029650801      20010701          358             319,523.54     650             415,000     400,000
0029650827      20010601          358             431,038.99     719             542,000           -
0029651049      20010601          357             289,996.08     647             310,000     305,910
0029651080      20010701          358             298,931.46     682             400,000           -
0029651502      20010601          359             581,498.91     720             780,000     727,500
0029651940      20010601          358             499,236.74     785             750,000     735,000
0029651965      20010601          358             307,493.58     770             385,000     385,000
0029651973      20010601          358             501,713.63     733             650,000           -
0029652005      20010601          358             481,681.72     786             603,000     603,000
0029652039      20010701          358             567,111.12     774             715,000     710,000
0029652047      20010701          358             391,401.60     741             490,000     490,000
0029652062      20010601          358             524,178.42     696             690,000     684,612
0029652088      20010701          358             344,486.30     733             440,000           -
0029652096      20010701          358             398,905.16     761             470,000     468,980
0029652112      20010701          358             416,394.46     714             540,000           -
0029652146      20010701          358             399,342.32     764             648,000     643,236
0029652161      20010601          358             434,319.27     780             615,000     605,000
0029652187      20010601          358             339,480.97     722             425,000     425,000
0029652195      20010701          358             411,371.06     747             515,000     515,000
0029652203      20010601          358             344,499.01     778             640,000           -
0029652336      20010601          358             649,032.19     771             980,000     980,000
0029652369      20010701          358             307,529.84     690             385,000     385,000
0029652393      20010601          358             539,215.84     691             740,000           -
0029652401      20010701          358             342,762.75     772             442,000     429,165
0029652419      20010601          358             438,529.55     759             550,000           -
0029652435      20010701          358             401,800.85     727             505,000     503,181
0029652468      20010601          358             439,311.43     748             590,000     582,000
0029652484      20010701          358             363,416.09     794             455,000     455,000
0029652500      20010701          358             486,456.28     715             610,000     609,000
0029654084      20010601          358             384,966.00     722             485,000     482,000
0029654092      20010601          358             327,499.29     719             410,000           -
0029654118      20010701          358             374,427.54     709             500,000           -
0029654126      20010601          358             316,516.08     760             360,000           -
0029654159      20010601          359             356,721.51     750             485,000     482,000
0029654571      20010601          358             571,875.68     783             725,000     715,987
0029655297      20010601          358             359,450.46     760             450,000     450,000
0029655651      20010601          359             419,664.13     670             535,000     525,000
0029656998      20010601          358             335,512.08     701             420,000     420,000
0029659992      20010601          358             355,855.95     809             457,000     456,925
0029660008      20010601          359             425,917.48     735             677,000     676,270
0029660016      20010601          358             442,606.27     774             600,000           -
0029661238      20010701          358             331,992.42     785             434,000     425,000
0029661261      20010601          358             319,523.54     707             405,000     400,000
0029661279      20010601          357             364,512.84     753             750,000           -
0029661295      20010701          358             998,511.06     775           1,550,000   1,550,000
0029661303      20010601          358             442,323.73     792             727,000           -
0029661311      20010601          358             364,483.10     762             529,000           -
0029661329      20010601          358             354,371.57     695             565,000           -
0029661345      20010601          358             599,128.70     744             775,000           -
0029661394      20010601          358             422,603.89     731             530,000     529,100
0029661410      20010601          358             359,463.97     780           1,300,000   1,300,000
0029661444      20010601          358             698,983.50     737             900,000           -
0029661451      20010601          358             548,781.67     719             687,000     687,000
0029661519      20010601          357             498,763.26     754             830,000           -
0029661543      20010701          357             812,130.38     765           1,100,000           -
0029661550      20010601          358             427,346.66     711             560,000           -
0029661568      20010701          358             998,511.06     759           1,745,000   1,745,000
0029661600      20010701          358             489,252.01     701             720,000           -
0029661634      20010601          358             339,493.76     738             510,000           -
0029661667      20010601          358             439,328.32     757             550,000     550,000
0029661675      20010701          358             337,808.73     771             425,000           -
0029661691      20010701          358             484,277.85     671             670,000           -
0029661709      20010701          358             331,711.04     740             460,000     415,305
0029661725      20010601          358             624,092.39     695           1,700,000           -
0029661733      20010701          358             309,514.88     775             427,000           -
0029661758      20010601          358             327,012.38     740             420,000           -
0029661790      20010601          357             456,395.88     719             585,000           -
0029661857      20010701          358             379,434.20     693             455,000           -
0029661873      20010601          358             386,438.00     708             550,000           -
0029661899      20010701          358             499,197.93     762             910,000     900,000
0029661907      20010601          358             332,104.78     681             503,000           -
0029661949      20010601          358             453,706.35     763             575,000     568,090
0029662020      20010701          358             469,282.52     736             590,000           -
0029665395      20010601          357             486,906.69     687             610,000           -
0029665445      20010701          358             414,350.56     708             550,000           -
0029665486      20010601          357             501,329.34     625             635,000     628,040
0029665494      20010601          358             388,640.86     739             440,000           -
0029665650      20010601          238             428,840.60     724             538,000           -
0029665684      20010601          358             369,035.79     641             463,000     462,545
0029665718      20010601          358             395,380.29     658             440,000     440,000
0029665841      20010701          358             358,155.24     769             456,000           -
0029666062      20010701          359             392,515.71     688             491,000     491,000
0029666187      20010601          359             442,445.89     712             525,000     492,000
0029666351      20010701          358             372,480.53     664             420,000     415,940
0029666401      20010701          358             323,492.97     798             443,000           -
0029666435      20010601          358             359,688.09     664             401,000     400,604
0029667912      20010701          359             297,467.76     757             332,000     330,830
0029672151      20010701          358             358,651.66     778             450,000     449,000
0029672177      20010701          359             359,723.07     628             413,000     400,000
0029672508      20010601          358             487,157.32     728             700,000     610,000
0029672532      20010601          358             287,814.19     740             361,000     360,404
0029672540      20010701          358             307,593.43     778             410,500           -
0029672557      20010701          358             498,418.79     752             640,000     624,000
0029672565      20010601          358             323,892.35     769             410,000     405,591
0029672573      20010601          358             465,508.30     634             600,000     582,776
0029672581      20010601          358             370,390.00     747             550,000           -
0029672599      20010601          358             285,217.96     659             301,000     300,701
0029672607      20010701          357             648,543.74     696             975,000           -
0029672623      20010701          358             287,434.84     787             360,000     359,900
0029672631      20010601          358             367,289.32     775             480,000     459,832
0029672664      20010701          358             329,483.56     766             425,000     420,536
0029672714      20010701          358             357,167.12     768             407,000     398,000
0029672748      20010601          358             392,984.05     662             510,000     492,000
0029672755      20010601          358             469,227.23     697             622,000     619,694
0029672797      20010601          358             349,465.71     631             460,000           -
0029672821      20010701          357             574,643.82     707             802,500           -
0029672847      20010701          358             368,949.84     757             462,000     461,926
0029672896      20010701          357             385,035.44     686             485,000     482,400
0029672912      20010701          358             535,060.31     745             674,000     669,900
0029672920      20010601          358             313,361.51     709             420,000     392,332
0029672946      20010701          358             355,243.20     762             445,000     444,786
0029672953      20010601          358             444,337.42     710             560,000           -
0029672961      20010701          358             349,465.71     755             520,000     520,000
0029672979      20010701          358             324,465.63     775             490,000     478,432
0029672987      20010701          358             327,486.71     771             410,000     410,000
0029672995      20010701          358             493,187.77     765             720,000     694,000
0029673027      20010701          358             317,751.96     695             400,000     397,851
0029673035      20010601          358             316,900.58     767             397,000     396,690
0029673043      20010601          358             439,258.57     709             550,000           -
0029673050      20010701          358             330,841.50     660             370,000     368,111
0029673076      20010701          359             329,329.83     772             412,000     412,000
0029673118      20010601          357             291,312.49     678             365,000     365,000
0029673449      20010701          358             371,417.85     751             500,000     465,000
0029673472      20010601          358             396,378.73     685             555,000           -
0029673480      20010601          358             394,461.72     744             500,000     493,850
0029673498      20010601          358             299,553.31     746             400,000     396,912
0029673514      20010601          358             359,913.31     736             451,000     450,614
0029673548      20010701          358             329,483.57     688             440,000     430,875
0029673571      20010601          358             458,833.71     772             580,000     574,419
0029673597      20010701          358             299,494.48     778             474,000     473,153
0029673613      20010701          358             311,890.42     745             391,000     390,780
0029673621      20010601          358             302,525.83     765             410,000     393,400
0029673639      20010601          358             464,889.24     790             590,000     582,600
0029673654      20010601          358             331,454.13     722             415,000     415,000
0029673662      20010601          358             297,034.43     754             398,000     396,688
0029673670      20010701          358             367,424.11     748             460,000           -
0029673720      20010701          358             377,972.12     683             478,000     473,245
0029673738      20010701          358             498,257.01     712             685,000           -
0029673746      20010701          357             299,327.87     704             382,000           -
0029673761      20010701          358             352,505.00     723             441,500     441,421
0029673787      20010601          358             300,890.08     683             378,200     376,900
0029674595      20010601          359             424,684.59     639             635,000           -
0029675519      20010601          359             299,765.97     703             378,000     375,000
0029677515      20010701          359             549,537.50     748             808,000     807,196
0029677556      20010601          359             536,511.40     755             797,000     796,868
0029677606      20010601          359             430,314.04     795             540,000     538,355
0029677630      20010701          359             453,779.50     748             570,000     567,684
0029684024      20010601          299             306,635.77     761             385,000           -
0029685526      20010701          358             339,467.93     784             425,000     425,000
0029685559      20010701          359             309,064.65     727             395,000           -
0029685575      20010601          358             374,383.44     770             525,000     517,500
0029685591      20010701          357             500,718.29     768             635,000     627,376
0029688298      20010601          358             287,571.18     625             375,000           -
0029688314      20010601          358             341,477.94     668             433,000           -
0029688355      20010601          358             404,381.76     727             560,000           -
0029688363      20010701          357             307,292.59     755             390,000           -
0029688389      20010601          357             648,281.21     742           3,175,000   3,175,000
0029688439      20010701          358             359,502.87     705             500,000           -
0029688488      20010701          358             418,311.09     765             685,000           -
0029688512      20010701          358             579,114.62     759             915,000           -
0029688793      20010601          356             392,599.14     642             525,000           -
0029688819      20010601          357             339,238.27     660             425,000           -
0029688884      20010601          357             396,663.86     707             497,500     497,000
0029689007      20010601          358             343,474.88     733             430,000           -
0029689148      20010601          357             434,000.88     689           1,175,000           -
0029689171      20010601          358             381,871.09     625             450,000     450,000
0029689221      20010701          357             428,038.86     740             700,000           -
0029689270      20010601          357             315,309.49     713             395,000           -
0029689288      20010601          358             311,569.15     674             450,000           -
0029689296      20010601          358             339,480.97     750             510,000           -
0029689841      20010601          358             314,530.98     611             375,000           -
0029689858      20010601          357             358,710.55     745             450,000     449,500
0029689866      20010601          358             404,227.75     754             520,000           -
0029689874      20010601          358             293,651.04     758             338,000           -
0029689882      20010701          358             427,313.43     739             535,000           -
0029689890      20010701          358             337,983.26     793             710,000           -
0029689908      20010601          358             576,051.30     644           1,060,000   1,060,000
0029689957      20010601          358             295,259.72     740             390,000           -
0029689965      20010601          358             364,442.82     730             503,000     497,000
0029690005      20010701          358             399,374.04     718             500,000           -
0029690021      20010601          358             396,977.79     674             510,000     497,000
0029690062      20010701          358             290,067.47     686             415,000           -
0029690120      20010701          358             618,747.12     766             900,000           -
0029690138      20010701          358             335,487.09     715             523,000     420,000
0029690146      20010601          358             379,405.33     737             475,000           -
0029690195      20010601          357             575,407.99     671             742,000     721,046
0029690260      20010601          357             448,940.49     700             730,000           -
0029690302      20010701          357             421,254.10     755             530,000           -
0029690310      20010601          358             387,120.42     728             485,000           -
0029690369      20010601          358             367,438.25     693             460,000           -
0029690435      20010601          358             398,662.50     673             510,000     499,000
0029690476      20010601          358             426,595.02     747             534,000           -
0029690492      20010601          358             374,427.55     772             555,000     552,000
0029690500      20010601          358             353,459.61     732             476,000           -
0029690534      20010701          358             399,433.54     708             715,000           -
0029690559      20010701          358             287,581.78     790             360,000           -
0029690609      20010601          358             444,836.68     723             630,000           -
0029690633      20010601          357             379,127.20     701             485,000           -
0029690682      20010601          358             311,499.51     720             412,000           -
0029690690      20010601          358             450,771.97     788             565,000     565,000
0029692084      20010701          359             322,604.33     764             404,000     403,619
0029695871      20010601          359             355,351.21     764             446,000     445,688
0029695947      20010601          359             372,516.33     756             466,000           -
0029696036      20010701          359             339,741.28     777             557,000     556,495
0029696051      20010601          359             298,922.37     742             377,500     373,990
0029696077      20010701          359             321,742.50     684             442,000     442,000
0029696101      20010701          359             565,819.13     706             775,000     755,011
0029699527      20010601          358             283,555.56     667             435,000           -
0029700796      20010701          358             352,244.86     654             490,000           -
0029705159      20010601          358             424,367.20     761             640,000           -
0029705266      20010701          359             360,525.46     741             451,000     451,000
0029705290      20010701          359             399,687.96     789             620,000           -
0099000481      20010601          358             309,514.88     764             485,000           -
0099001398      20010601          358             314,507.05     743             475,000           -
0099001414      20010601          358             294,526.78     792             445,000           -
0099003154      20010601          358             419,212.92     782             600,000           -
0099003501      20010701          358             359,477.22     759             550,000           -
0099003535      20010601          358             369,462.70     777             600,000           -
0099003659      20010701          358             334,974.98     770             420,000     419,500
0099008161      20010701          358             327,486.71     766             421,000           -
0099008443      20010701          358             399,058.21     709             508,000           -
0099010258      20010601          358             435,300.61     766             545,000           -
0099011173      20010601          358             379,375.22     718             480,000     475,000
0099011439      20010601          358             316,939.07     618             471,000     356,000
0099012254      20010601          358             336,845.26     728             482,000     482,000
0099014441      20010601          358             319,411.67     781             399,900     399,900
0099014722      20010701          359             345,330.40     708             438,000           -
0099015588      20010601          359             349,726.96     735             520,000     520,000
0099015745      20010601          358             683,376.33     669           2,200,000           -
0099015893      20010701          358             399,374.03     788             578,000     559,000
0099016081      20010601          358             382,664.97     687             482,000     479,124
0099016529      20010601          358             367,187.06     633             470,000     460,167
0099017212      20010601          358             429,826.31     773             758,000           -
0099017329      20010701          358             612,797.97     775           1,300,000           -
0099017360      20010601          358             289,534.82     767             515,000           -
0099017394      20010601          359             342,732.43     666             700,000           -
0099017733      20010701          359             484,302.70     742             615,000     605,900
0099017758      20010601          358             349,452.27     709             475,000           -
0099017931      20010701          358             419,358.86     749             545,000     537,000
0099018897      20010701          358             417,312.74     698             640,000           -
0099019036      20010701          358             307,530.92     685             460,000     385,090
0099019325      20010601          359             499,809.79     710             650,000           -
0099019515      20010701          358             323,480.26     759             465,000           -
0099019853      20010601          358             368,043.88     768             476,000     470,555
0099019929      20010601          358             434,335.96     742             590,000           -
0099019937      20010701          359             470,613.93     766             595,000           -
0099020018      20010601          358             339,427.08     759             895,000           -
0099020026      20010601          358             299,518.76     722             530,000           -
0099020240      20010601          358             385,599.14     695             515,000     515,000
0099020331      20010701          359             367,705.72     742             480,000     460,000
0099020562      20010601          359             299,747.96     733             750,000           -
0099020653      20010601          358             384,367.00     803           2,400,000           -
0099020679      20010601          358             372,416.28     769             612,000     612,000
0099020984      20010701          359             306,566.55     688             426,500     426,381
0099021446      20010701          359             448,913.16     754             785,000           -
0099021594      20010701          358             369,391.64     727             475,000     470,000
0099021750      20010701          358             316,503.92     716             595,000           -
0099021875      20010701          358             355,400.11     683             446,000     445,000
0099021909      20010601          359             374,700.12     700             650,000           -
0099022501      20010701          358             334,435.51     714             740,000           -
0099022717      20010701          358             436,618.42     691             571,000     570,699
0099022873      20010601          358             388,391.25     712             491,000           -
0099023426      20010601          358             541,845.31     785             680,000     678,810
0099023657      20010701          358             469,845.10     680             594,000     588,290
0099023970      20010701          358             412,429.68     698             775,000           -
0099024135      20010601          359             538,558.19     664             770,000           -
0099024200      20010601          358             399,342.33     766             655,000     651,964
0099024291      20010701          358             325,889.20     769             408,000           -
0099025215      20010701          358             405,332.46     776             535,000           -
0099026379      20010701          358             347,441.75     722             520,000     515,988
0099026569      20010701          358             379,359.67     743             494,000     491,050
0099026643      20010601          359             427,640.42     717             645,000           -
0099026668      20010601          358             348,497.17     731             440,000     436,391
0099026692      20010701          358             472,890.21     719             595,000     592,104
0099027104      20010701          358             384,182.73     720             481,000           -
0099027252      20010701          358             287,549.30     757             360,000     360,000
0099027427      20010601          359             397,132.17     751             500,000           -
0099028821      20010601          358             645,995.43     776           1,700,000           -
0099029266      20010601          358             302,314.28     741             378,500     378,500
0099029274      20010601          359             287,769.69     725             360,000     360,000
0099029290      20010601          358             499,217.55     699             885,000           -
0099029498      20010701          358             391,416.34     724             560,000           -
0099029589      20010601          359             349,713.11     660             545,000           -
0099029712      20010701          358             384,351.25     756             900,000           -
0099030397      20010701          359             361,695.87     771             488,000     487,500
0099030793      20010601          358             462,456.98     777             600,000     579,000
0099030843      20010601          358             399,419.16     737             515,000     515,000
0099031056      20010601          358             309,514.88     727             420,000           -
0099031395      20010601          359             497,581.62     764             850,000           -
0099031478      20010701          359             343,710.99     764             430,000     430,000
0099031692      20010601          358             330,806.25     694             417,000     414,140
0099032039      20010601          358             370,387.69     764             413,000     404,671
0099032450      20010601          358             366,453.56     650             465,000     458,750
0099032492      20010701          359             499,590.16     787             691,000     694,400
0099032633      20010601          359             419,672.36     739             540,000     525,000
0099032773      20010601          359             331,890.89     790             453,000     452,497
0099032922      20010701          358             539,090.06     709             700,000     675,000
0099032948      20010701          358             390,781.70     657             500,000     489,240
0099033300      20010701          359             649,440.36     769             850,000     890,000
0099033433      20010601          358             459,262.10     783             580,000     575,000
0099033565      20010701          359             305,167.61     769             430,000           -
0099033623      20010601          359             473,630.23     759             650,000           -
0099033771      20010601          359             369,718.46     727             465,000     462,500
0099033920      20010601          358             439,344.86     718             550,000     552,200
0099034134      20010701          359             387,719.18     736             500,000           -
0099034498      20010701          359             335,744.33     718             420,000           -
0099034613      20010701          359             283,722.93     762             375,000           -
0099034902      20010601          359             378,219.09     777             475,000     473,500
0099034910      20010701          359             631,494.60     727             890,000           -
0099035438      20010701          359             398,388.97     698             502,000     498,725
0099035974      20010601          359             314,766.22     757             460,000           -
0099036295      20010701          359             324,377.25     750             459,595     459,595
0099037087      20010601          358             301,538.99     758             425,000           -
0099037228      20010601          359             303,263.24     636             385,000           -
0099037822      20010601          359             293,753.01     603             369,000     369,000
0099037996      20010701          359             343,710.99     717             575,000           -
0099038119      20010701          359             414,624.84     730             520,000           -
0099038143      20010601          359             374,677.14     676             600,000           -
0099038390      20010601          359             348,377.66     748             446,000     445,107
0099038473      20010601          359             453,636.94     736             710,000           -
0099038507      20010601          359             324,733.60     732             650,000           -
0099039083      20010701          359             314,788.64     699             401,000     350,000
0099039208      20010701          359             467,625.75     695             620,000     585,000
0099039240      20010701          359             361,303.59     766             452,000     452,000
0099039695      20010701          359             394,885.05     763             496,000     494,012
0099039950      20010601          359             359,690.05     772             650,000           -
0099040529      20010701          359             397,254.96     747             445,000     441,761
0099040859      20010601          359             418,764.86     745             525,000     523,943
0099042186      20010601          358             389,389.68     750             520,000           -
0099042350      20010601          359             354,716.11     711             510,000           -
0099042665      20010701          359             399,710.50     759             690,000           -
0099044984      20010701          359             499,072.92      0              630,000     629,900
0099045197      20010701          359             351,304.62     777             440,000     439,500
0099047086      20010601          359             364,232.49     696             461,000     455,655
0099048142      20010601          359             301,758.50     743             625,000           -
0099048373      20010601          359             479,616.15     772             615,000     600,000
0099052276      20010701          359             407,665.56     793             583,000     583,000
6000414562      20010601          359             351,725.40     744             440,000     440,000
6000982998      20010601          359             479,643.77     615             630,000           -
6001466702      20010601          359             303,744.60     780             385,000     380,000
6006348798      20010701          359             419,293.75     800             950,000           -
6006389552      20010601          359             594,524.18     739             750,000           -
6008651223      20010601          359             314,741.79     764             463,000     462,400
6009430866      20010601          359             353,210.23     744             460,000           -
6009585586      20010601          359             340,247.29     628             415,000           -
6010774278      20010601          359             324,533.76     741             425,000     406,000
6012363815      20010701          359             999,200.31     681           1,700,000   1,640,000
6012666647      20010601          359             480,115.75     744           1,500,000           -
6013951980      20010701          359             454,645.05     781             800,000           -
6015339358      20010601          359             339,747.67     725             740,000           -
6017113041      20010601          359             374,677.13     712             670,000           -
6018332533      20010601          359             649,505.40     754             940,000           -
6019456018      20010601          359             542,976.09     705             680,000     679,260
6019751921      20010601          359             419,664.13     707             525,000     525,000
6023703827      20010601          359             335,724.58     722             430,000           -
6024039619      20010701          359             399,695.62     736             450,000     450,000
6026074119      20010601          359             492,624.87     776             769,000           -
6026794666      20010701          360             350,000.00     733             500,000     492,500
6027708988      20010701          359             524,610.37     726             840,000           -
6029450191      20010601          359             524,558.93     654             815,000           -
6032399872      20010601          359             419,647.14     783           1,075,000           -
6032619188      20010601          359             479,625.55     759             602,000     600,000
6036813084      20010601          359             421,654.09     716             531,000     527,500
6037419097      20010601          359             355,950.71     717             475,000           -
6037571640      20010601          359             319,762.51     675             400,000     400,000
6037780308      20010601          359             931,236.05     737           3,000,000           -
6041325710      20010701          359             554,567.05     686           1,025,000           -
6041601722      20010701          360             664,650.00     792             960,000     949,500
6047331266      20010601          359             539,578.74     784             675,000     675,000
6047481434      20010601          359             359,739.44     683             450,000           -
6047999567      20010701          360             382,500.00     707             426,000     425,000
6048111626      20010601          359             411,653.87     768             545,000     515,000
6049023424      20010701          359             312,761.83     788             405,000           -
6049383034      20010601          359             387,712.04     711             485,000           -
6050456802      20010701          359             311,750.49     779             718,000           -
6051144191      20010601          359             364,693.35     773             835,000     827,500
6053748163      20010701          359             284,766.38     777             426,000           -
6054857229      20010701          359             315,359.85     670             400,000     394,500
6056387704      20010701          360             304,000.00     704             390,000           -
6056675876      20010601          359             439,656.75     774           1,175,000           -
6058801769      20010601          359             399,687.96     763             550,000           -
6060239370      20010601          359             449,666.03     666             650,000           -
6060828271      20010701          359             354,523.21     767             459,000     454,840
6062777781      20010701          359             419,655.72     789             561,000     561,000
6066943652      20010601          359             467,875.54     759             585,500     585,340
6068064986      20010701          360             474,500.00     739             605,000           -
6068367686      20010701          359             371,690.00     679             465,000           -
6068464814      20010701          359             493,624.10     710             625,000           -
6068726956      20010701          359             419,672.35     720             525,000           -
6068795506      20010601          359             447,650.52     734             580,000     560,000
6069349063      20010601          359             499,600.15     710             790,000           -
6071452723      20010601          359             421,153.49     793             535,000     526,874
6071599697      20010601          359             409,695.72     675             532,500           -
6071981994      20010601          359             539,578.74     793           1,500,000           -
6072237263      20010601          359             335,731.30     789             420,000           -
6073773399      20010701          359             409,663.92     755             521,000     520,000
6075553435      20010701          360             342,000.00     771             545,000     542,000
6083420338      20010601          359             399,695.62     636             535,000           -
6086049019      20010701          360             335,000.00     765             725,000           -
6086900294      20010701          359             403,548.25     776             505,000     504,870
6087247794      20010601          359             499,579.93     777             830,000           -
6088223380      20010601          359             751,398.63     720             950,000     940,000
6089881780      20010601          359             539,578.74     765             675,000     675,000
6090908317      20010701          359             488,399.33     774             615,000     611,000
6091769619      20010701          360             547,677.00     707             850,000           -
6093211750      20010601          359             309,264.50     720             500,000           -
6093960505      20010601          359             404,699.43     683             508,000           -
6094433114      20010601          359             394,654.14     746             505,000     493,720
6095727530      20010601          359             604,516.19     640           1,550,000           -
6096051740      20010601          359             359,704.91     769             684,000     680,000
6096055501      20010601          359             327,731.13     704             410,000     410,000
6099279918      20010701          360             514,000.00     775             750,000           -
6100707220      20010701          359             329,736.09     802             490,000     490,000
6100725198      20010601          359             503,902.97     625             640,000     630,360
6101021720      20010601          359             363,701.62     790             456,000     455,000
6101559109      20010601          359             363,736.55     781             740,000           -
6101597273      20010701          359             451,664.55     746             565,000     565,000
6102977201      20010601          359             439,630.34     672             800,000           -
6104472029      20010601          359             399,710.49     789             925,000     915,000
6106102350      20010701          359             524,590.45     695             815,000           -
6106327999      20010701          359             399,687.96     760             545,000           -
6106682096      20010601          359             400,463.27     767             501,000     501,000
6108874386      20010601          359             649,529.55     770             975,000           -
6109225729      20010701          360             280,250.00     638             295,000     295,000
6115921535      20010601          359             703,477.52     735             880,000     880,000
6116823698      20010601          359             329,729.50     689             532,000           -
6117157161      20010701          360             548,400.00     751             685,500     685,500
6117890670      20010601          359             388,181.54     730             490,000           -
6119023403      20010701          360             960,000.00     724           1,200,000           -
6119532254      20010601          359             395,706.11     796             535,000           -
6123416106      20010701          360             356,000.00     706             520,000           -
6124389641      20010601          359             378,632.57     676             440,000     421,000
6125753084      20010601          359             384,200.05     770             485,000           -
6126067286      20010701          359             330,735.30     709           1,035,000           -
6127159843      20010701          359             315,759.54     679             395,000           -
6131618438      20010601          359             374,907.30     730             469,000     469,000
6131826866      20010701          359             499,619.54     703           1,520,000           -
6133003373      20010701          359             283,761.40     678             355,000     355,000
6133011269      20010601          359             370,688.31     776             641,000     641,000
6136488423      20010601          359             319,750.36     717             400,000     400,000
6136794150      20010701          360             566,800.00     776             714,000     708,500
6137950249      20010601          359             523,580.96     674             655,000     655,000
6140183051      20010601          359             318,245.29     732             440,000           -
6142232310      20010701          360             440,000.00     726             790,000           -
6143275557      20010601          359             609,892.56     740             850,000           -
6143946314      20010701          359             674,404.46     764             988,000     975,000
6144307003      20010601          359             499,609.94     765             674,000     674,000
6145271836      20010701          359             529,586.54     711             715,000     663,000
6147063314      20010601          359             498,781.55     785             670,000           -
6147334236      20010601          359             364,715.26     641             615,000           -
6149123256      20010601          359             376,220.58     682             600,000           -
6149840867      20010601          359             306,748.35     721             490,000           -
6156356518      20010701          359             301,240.41      0              335,000     335,000
6157176493      20010701          360             500,000.00     765             925,000     861,000
6158629110      20010701          360             400,000.00     726             805,000           -
6159696290      20010601          359             299,754.09     670             425,000           -
6159762712      20010701          357             304,660.56     657             395,000     382,000
6162735523      20010601          359             354,255.46     785             480,000           -
6163585919      20010701          360             400,000.00     682             510,000           -
6166570363      20010701          359             308,770.67     719             400,000           -
6170180498      20010701          359             495,491.11     709             620,000     619,819
6170430174      20010701          360             500,000.00     710             995,000     990,000
6170658030      20010601          359             422,693.84     698             660,000           -
6170740697      20010701          360             335,920.00     700             420,000     420,595
6172746403      20010701          360             312,000.00     742             390,000           -
6173245926      20010601          359             503,586.87     701             630,000           -
6175373890      20010601          239             399,277.62     711             540,000           -
6175403085      20010701          360             430,749.13     681             580,000           -
6176970777      20010601          359             299,771.72     804             400,000           -
6177510002      20010701          359             303,985.29     789             339,000     338,000
6180370782      20010601          359             418,089.48     736             554,000           -
6181103737      20010701          360             450,000.00     754             610,000           -
6182444734      20010601          359             299,777.35     746             375,000     375,000
6185089759      20010701          359             695,446.28     685             995,000     995,000
6185686315      20010601          359             564,969.77     656           1,000,000           -
6185876114      20010601          359             347,872.04     753             440,000           -
6189601872      20010601          359             324,720.18     775             410,000           -
6189763185      20010601          359             404,199.79     665             570,000           -
6190002730      20010701          360             595,000.00     754             850,000           -
6192189253      20010601          359             504,606.04     688             655,000           -
6192637160      20010601          359             999,239.07     723           3,100,000           -
6193995062      20010701          359             524,600.51     664             660,000     660,000
6195167819      20010701          359             359,697.55     732             450,000     450,000
6195193674      20010701          359             499,619.54     715             625,000           -
6196775677      20010601          359             375,699.31     754             470,000     470,000
6196903519      20010701          359             319,750.36     744             400,000           -
6197651299      20010601          359             649,505.40     680             840,000           -
6200840582      20010601          359             519,493.82     696             650,000     649,900
6207397008      20010601          359             389,180.72     774             540,000     539,500
6207425569      20010701          360             370,000.00     758             558,000           -
6208360690      20010701          360             337,000.00     724             488,000           -
6208504115      20010601          359             299,760.09     714             377,500     377,500
6209519815      20010601          359             398,696.39     775             570,000     570,000
6210144272      20010701          359             535,581.86     766             680,000     670,000
6213707844      20010601          359             355,722.28     702             445,000     445,000
6214461631      20010701          359             299,782.86     722             725,000           -
6215236305      20010601          359             507,632.32     791             726,000           -
6216450509      20010601          359             331,727.86     661             415,000     415,000
6216704087      20010701          360             376,000.00     615             505,000           -
6217045092      20010601          359             336,762.15     709             527,000           -
6217536355      20010601          359             395,698.67     748             495,000           -
6218381421      20010601          359             353,344.07     775             575,000     442,000
6219189633      20010601          359             397,197.53     724             530,000           -
6220669466      20010601          359             799,344.25     781           1,000,000   1,000,000
6221609388      20010601          359             343,751.01     701             430,000     430,000
6223150746      20010701          359             409,003.76     739             515,000           -
6225402293      20010601          359             549,560.17     779           1,100,000           -
6225496386      20010701          359             383,707.80     766             480,000     480,000
6225582110      20010701          360             292,000.00     706             370,000     365,000
6227229884      20010601          359             519,594.35     770             650,000     650,000
6227232466      20010701          360             540,000.00     766             750,000           -
6229197907      20010701          359             309,364.41     700             387,000           -
6230861103      20010601          359             371,695.07     782             465,000     465,000
6231340354      20010601          359             319,750.36     786             400,000     400,000
6232042595      20010601          359             299,771.72     748             375,000           -
6232337730      20010601          359             649,467.20     703           1,000,000           -
6235800767      20010601          359             329,425.75     656             452,000           -
6237437659      20010701          360             290,000.00     723             325,000     322,500
6241178794      20010701          359             369,718.46     752             470,000     470,000
6242184288      20010601          359             325,739.29     788             457,000     457,000
6242231337      20010701          360             296,000.00     758             380,000           -
6242363353      20010601          359             374,700.11     770             788,000     760,000
6242655931      20010701          360             380,000.00     613             475,000           -
6242997044      20010601          359             455,450.42     750             570,000     569,758
6243648521      20010601          359             514,577.86     758             701,000     695,000
6243814461      20010601          359             375,491.96     781             555,000           -
6245093098      20010701          359             999,117.72     798           2,600,000           -
6246357914      20010701          360             343,300.00     745             400,000           -
6247094367      20010701          359             331,726.67     675             425,000           -
6247193243      20010601          359             455,653.02     733             570,000           -
6247958090      20010601          359             479,634.75     700             615,000           -
6248575588      20010601          359             313,355.36     754             400,000     392,000
6249583276      20010701          359             474,620.14     796           1,100,000           -
6251545882      20010701          360             339,500.00     777             485,000           -
6255190891      20010701          359             379,731.80     758             450,000           -
6257093895      20010601          359             479,606.54     801             600,000     600,000
6259385935      20010601          359             689,461.73     778             864,000     863,506
6259885975      20010701          360             458,000.00     686             680,000           -
6260235681      20010701          360             476,800.00     640             599,000     599,000
6260412280      20010601          359             389,672.35     754             610,000     610,000
6260524654      20010701          359             371,716.93     762             472,000     465,000
6266579066      20010601          359             309,752.09     681             430,000           -
6267437298      20010601          359             346,249.21     665             385,000     385,000
6268642805      20010601          359             434,669.00     748             515,000     500,000
6268710354      20010701          360             300,000.00     774             400,000     391,500
6269324809      20010701          359             349,740.24     788             525,000           -
6269739212      20010601          359             341,340.07     808             427,000     427,000
6271381656      20010701          359             479,616.15     708             600,000           -
6273063393      20010701          360             359,200.00     716             450,000     449,900
6274817748      20010601          359             469,642.36     793             800,000           -
6277623499      20010601          359             378,689.33     764             760,000           -
6279023037      20010701          359             382,915.61     796             479,000     479,000
6281502275      20010601          359             511,880.89     688             800,000           -
6281831450      20010601          359             390,902.32     690             510,000     489,900
6282062204      20010701          359             347,714.74     775             435,000     435,000
6283252101      20010601          359             411,662.28     779             515,000     515,000
6284127617      20010601          359             549,948.84     759             715,000           -
6285220205      20010601          359             355,715.31     747             485,000           -
6286089138      20010601          359             601,530.37     728             950,000           -
6286375867      20010701          359             914,303.76     688           1,200,000           -
6286896474      20010701          359             311,774.18     643             390,000           -
6288457473      20010601          359             329,755.09     776             660,000           -
6289162130      20010601          359             959,232.30     776           1,800,000           -
6289514322      20010701          360             345,000.00     794             570,000           -
6290026563      20010701          359             380,710.08     796             508,000           -
6291311394      20010701          360             425,000.00     726             695,000           -
6291448212      20010701          360             500,000.00     775             650,000           -
6292301303      20010701          359             819,311.10     770           1,300,000           -
6295080714      20010701          360             377,600.00     707             472,000     472,000
6296724518      20010701          359             319,750.36     706             600,000           -
6296942797      20010601          359             559,529.52     743           1,000,000           -
6298162014      20010601          359             348,806.71     762             550,000           -
6301483985      20010701          360             329,000.00     779             460,000           -
6306848216      20010601          359             551,069.77     793             797,000           -
6308986436      20010601          359             899,262.27     745           1,650,000           -
6311251786      20010701          359             415,667.33     717             550,000     520,000
6312978395      20010701          360             450,000.00     773             775,000           -
6314179349      20010701          360             311,200.00     702             390,000     389,000
6315379153      20010601          359             346,249.21     708             400,000     385,000
6315881133      20010601          359             467,825.58     682             588,000     585,300
6316154415      20010701          360             650,000.00     672             975,000     975,000
6316176897      20010601          359             399,680.12     791             750,000           -
6320432989      20010601          359             528,597.47     778             705,000           -
6320664623      20010601          359             295,780.32     636             372,000           -
6320743179      20010701          360             372,000.00     782             465,000     465,000
6321407642      20010701          359             474,591.03     752             645,000     645,000
6322251700      20010601          359             642,410.59     616             839,000           -
6323594868      20010701          359             358,826.75     754             400,000     395,000
6324739025      20010701          359             400,654.75     758             610,000           -
6325092473      20010601          359             318,938.35     743             402,000     399,000
6326973242      20010601          359             749,369.91     688           1,345,000           -
6330584340      20010601          359             287,786.26     770             425,000           -
6333094859      20010601          359             424,676.61     715           1,200,000   1,000,000
6333681085      20010601          359             479,596.74     755             600,000     600,000
6334281042      20010701          359             319,666.67     737             400,000     400,000
6334664361      20010701          360             350,000.00     678             600,000           -
6334816888      20010601          359             421,678.89     640             720,000           -
6335390347      20010601          359             534,539.38     761             800,000           -
6336785578      20010601          359             426,666.89     650             610,000           -
6336947285      20010701          360             365,000.00     746             565,000     565,000
6338498352      20010601          359             359,732.82     740             450,000     450,000
6338794933      20010601          359             306,263.68     659             410,000           -
6339269935      20010701          360             340,000.00     764             440,000     425,000
6339546530      20010601          359             329,715.87     679             620,000     605,000
6339680669      20010601          359             374,023.28     683             533,000     499,000
6341591367      20010601          359             427,174.70     806             840,000           -
6342560411      20010601          359             299,754.09     767             515,000           -
6343780315      20010601          359             369,711.36     722             640,000           -
6344569949      20010601          359             399,672.11     772             509,000     500,000
6344702870      20010601          359             520,833.16     687             695,000     695,000
6348086122      20010601          359             400,195.25     780             600,000           -
6350648793      20010601          359             311,750.49     756             390,000           -
6354803493      20010601          359             436,176.05     789             665,000           -
6356220191      20010701          360             400,000.00     794             610,000     608,998
6356351962      20010701          360             372,800.00     788             466,000     466,000
6356947017      20010601          359             391,709.07     641             505,000           -
6357269619      20010601          359             326,025.48     647             435,000           -
6359439814      20010601          359             459,658.61     746             575,000     575,000
6360571043      20010601          359             299,747.96     675             571,000           -
6361130039      20010701          359             342,945.29     748             440,000     429,000
6361938183      20010701          359             374,714.65     706             474,000           -
6362479468      20010601          359             998,181.12     803           3,575,000           -
6364618170      20010701          359             399,710.49     782             785,000     767,000
6365191094      20010701          360             425,000.00     771             725,000           -
6365495875      20010601          359             329,715.87     690             515,000           -
6366302120      20010701          359             367,712.92     745             465,000           -
6366997481      20010601          359             749,414.92     727           1,300,000           -
6369955577      20010601          359             377,712.37     816             472,500     472,500
6371497253      20010601          359             519,632.98     784             650,000     650,000
6371811727      20010701          360             280,000.00     648             400,000           -
6372590718      20010601          359             399,695.62     703             500,000           -
6373115739      20010701          360             375,000.00     705             726,000     725,990
6375192850      20010701          360             300,000.00     738             400,000           -
6376022445      20010701          360             318,000.00     720             608,000           -
6376500721      20010701          360             345,000.00     678             630,000           -
6376962921      20010701          360             565,000.00     746             790,000           -
6378749706      20010701          360             364,000.00     771             455,000           -
6379673855      20010601          359             474,610.64     771             760,000     750,000
6380508678      20010701          360             355,000.00     775             775,000           -
6380744349      20010701          360             352,000.00     698             476,000           -
6380874757      20010701          359             347,748.12     740             461,000           -
6381109989      20010601          359             384,668.52     722             795,000           -
6382791199      20010601          359             319,737.70     735             427,000           -
6382999685      20010701          359             310,251.69     765             575,000           -
6383105415      20010701          360             525,000.00     746             700,000     700,000
6387549402      20010601          359             297,773.24     748             396,000           -
6390513106      20010701          359             579,569.55     737           1,100,000           -
6391819122      20010701          360             396,000.00     642             495,000     495,000
6393241911      20010601          359             329,329.83     698             412,000           -
6394323304      20010601          359             379,703.56     720             675,000           -
6396408806      20010701          359             343,718.02     755             430,000     430,000
6396866425      20010701          360             378,000.00     776             655,000           -
6399410205      20010601          359             304,743.76     749             520,000           -
6400730047      20010601          359             624,536.15     758             835,000     835,000
6401133035      20010601          359             479,606.54     716             600,000     600,000
6402107947      20010601          359             372,709.02     713             675,000     673,000
6402445131      20010601          359             639,475.39     718             800,000     800,000
6404057041      20010701          360             336,565.00     777             945,000           -
6405624047      20010701          360             300,000.00     657             375,000     375,000
6405839306      20010701          360             288,000.00     771             360,000     360,000
6405883726      20010701          360             298,320.00     753             379,000     372,900
6407060091      20010601          359             499,647.10     642             630,000           -
6407077178      20010601          359             381,716.50     775             530,000           -
6407146379      20010601          359             508,093.36     660             875,000           -
6407322293      20010701          360             400,000.00     703             600,000           -
6409215081      20010601          359             605,115.71     752             759,000     757,000
6410282013      20010701          360             479,000.00     756             650,000           -
6410787094      20010601          359             374,692.61     755             650,000           -
6411983130      20010601          359             499,609.94     770             950,000           -
6412724996      20010701          360             433,800.00     755             585,000           -
6416009790      20010701          360             312,000.00     697             395,000     390,000
6417048573      20010701          359             341,726.51     777             435,000           -
6418189624      20010701          360             600,000.00     797           1,000,000   1,000,000
6419026684      20010601          359             599,508.18     786           1,004,250     978,500
6419549800      20010701          360             355,500.00     658             395,000     395,000
6419997835      20010601          359             497,639.56     704             640,000           -
6421756633      20010701          359             347,721.70     766             435,000     435,000
6426242589      20010601          359             452,828.51     671             580,000     566,500
6426379944      20010701          360             360,000.00     752             453,000     450,000
6429177527      20010601          359             391,678.68     717             512,000     490,000
6430992344      20010701          359             347,728.52     775             435,000     435,000
6431295143      20010601          359             799,360.25     778          13,000,000           -
6431496550      20010601          359             339,508.27     765             720,000           -
6432056379      20010601          359             499,569.50     797             772,500     772,500
6432332333      20010601          359             547,561.77     633             685,000     685,000
6432722707      20010601          359             689,487.91     764           1,150,000           -
6432881933      20010601          359             442,636.87     708             800,000           -
6433753461      20010601          359             313,061.60     677             400,000           -
6436187634      20010701          359             359,704.91     762             720,000     689,000
6436462045      20010701          360             688,000.00     718           1,500,000           -
6437074005      20010601          359             449,657.59     740             925,000           -
6437341743      20010701          360             495,000.00     766             781,000           -
6438630615      20010701          360             400,000.00     733             500,000     500,000
6438841329      20010701          359             315,247.69     721             440,000           -
6438905140      20010701          360             337,500.00     730             450,000           -
6439142586      20010701          359             399,647.08     755             500,000     500,000
6440461850      20010701          360             582,000.00     694           1,003,450           -
6440681887      20010601          359             348,497.58     722             465,000           -
6441750491      20010601          359             317,732.84     749             397,500     397,500
6444154162      20010701          360           1,000,000.00     784           2,150,000   2,150,000
6445348664      20010601          359             453,163.44     678             672,000           -
6446687367      20010701          359             344,762.57     756           1,290,000           -
6447718336      20010601          359             649,492.93     714             875,000     875,000
6449326955      20010601          359             649,467.20     723             950,000           -
6449922282      20010701          360             355,200.00     603             450,000           -
6450606584      20010601          359             463,638.03     734             580,000           -
6451568171      20010601          359             335,744.33     748             428,000     420,000
6452877167      20010601          359             560,151.69     720             750,000           -
6456984555      20010701          359             291,686.09     720             365,000           -
6457029624      20010601          359             414,514.94     609             655,000           -
6457521646      20010601          359             330,142.25     734             414,000     413,004
6460823880      20010601          359             328,587.02     726             368,000     365,400
6462837490      20010601          359             299,777.35     735             375,000     381,000
6463971520      20010701          359             334,732.10     739             435,000           -
6465545694      20010701          360             333,700.00     665             445,000           -
6465627567      20010701          359             299,777.35     705             480,000     480,000
6465818745      20010701          360             293,000.00     697             393,000     393,000
6467942592      20010701          359             357,827.51     743             480,000     447,639
6471326808      20010701          359             355,708.19     713             470,000     445,000
6472176293      20010701          359             359,726.06     739             535,000           -
6473872007      20010701          359             329,748.89     682             450,000     450,000
6476950891      20010601          359             296,030.13     735             396,000     395,999
6477077272      20010601          359             363,716.04     753             520,000     520,000
6477708280      20010601          359             318,931.83     769             405,000     399,000
6478417907      20010601          359             459,622.93     770           1,535,000           -
6478809442      20010701          359             467,652.67     693             585,000           -
6478897371      20010701          359             427,682.36     700             535,000     535,000
6479661313      20010701          359             331,436.67     767             430,000           -
6479898709      20010601          359             314,735.36     707             514,000     510,000
6480232245      20010601          359             382,170.67     767             482,500     482,500
6481116926      20010601          359             774,348.90     670           7,500,000           -
6481296991      20010701          359             349,691.20     774             565,000     565,000
6481513460      20010601          359             649,529.55     741             825,000     818,277
6481607569      20010601          359             423,685.33     720             530,000           -
6483575160      20010701          360             327,300.00     740             505,000           -
6485356759      20010701          360             560,000.00     707             700,000     700,000
6486235291      20010701          359             370,895.72     681             464,000     464,000
6486421487      20010701          359             463,529.02     778             719,700     579,900
6486825851      20010701          360             451,642.00     758             775,000           -
6487884113      20010701          360             519,000.00     776             660,000           -
6488914489      20010601          359             349,726.96     800             750,000           -
6489273919      20010601          359             499,579.93     649             625,000     625,000
6489632957      20010701          360             487,000.00     779             613,000     609,635
6492302176      20010701          360             446,000.00     782             660,000           -
6492858979      20010701          360             348,000.00     751             500,000           -
6494265462      20010701          360             480,000.00     724             600,000           -
6497867322      20010701          360             460,000.00     789             800,000           -
6498386041      20010601          359             451,629.50     740             565,000           -
6498755450      20010601          359             391,678.68     665             500,000     490,000
6499261367      20010701          359             367,698.35     754             665,000           -
6502409649      20010701          360             383,400.00     610             428,000     426,000
6502460899      20010701          360             718,400.00     709             898,000           -
6503566637      20010701          360             340,000.00     716             442,000     425,000
6506840476      20010701          360           1,000,000.00     679           1,850,000           -
6507179122      20010701          359             324,758.80     761             827,000     826,875
6507345905      20010601          359             394,668.15     729             496,000     494,900
6507404421      20010601          359             302,164.09     722             380,000           -
6509193659      20010601          359             355,813.74     620             585,000           -
6509480056      20010701          360             975,000.00     737           1,500,000           -
6509751696      20010701          359             796,579.23     777           1,139,000   1,139,000
6510926394      20010701          360             650,000.00     780             950,000           -
6512234938      20010601          359             548,840.74     806             686,600     686,600
6513250073      20010701          359             302,763.63     669             380,000           -
6516069264      20010601          359             319,744.10     677             400,000           -
6516286355      20010601          359             391,716.27     786             490,000     490,000
6523183660      20010601          359             314,748.09     676             425,000           -
6525129083      20010701          360             400,000.00     763             500,000     500,000
6525146921      20010701          359             854,316.26     770           7,500,000           -
6525823529      20010601          359             324,752.70     734             440,000           -
6526640922      20010701          359             533,562.28     795             670,000     667,500
6527673161      20010601          359             524,547.98     717           1,100,000           -
6529225333      20010701          359             629,520.62     780             930,000     930,000
6531721816      20010701          359             297,267.92     760             350,000           -
6532366256      20010601          359             555,566.26     734             695,000           -
6534975328      20010701          359             303,750.81     751             390,000     380,000
6535117276      20010601          359             326,738.50     729             550,000           -
6537594944      20010601          359             306,972.01     673             420,000     384,000
6538279800      20010601          359             600,377.18     765             765,000     751,104
6539034113      20010601          359             394,659.91     772           1,665,000           -
6539158722      20010601          359             628,491.41     808             830,000     786,217
6539424009      20010701          359             330,154.79     715             413,000           -
6540973606      20010601          359             339,721.30     625             625,000           -
6542276131      20010701          360             600,000.00     796           1,365,000   1,365,000
6543779380      20010601          359             349,726.96     693             605,000     605,000
6544248047      20010601          359             355,229.48     692             395,000     395,000
6544354829      20010601          359             399,663.95     769             559,638     559,638
6545082056      20010701          359             399,658.33     796             550,000     550,000
6545087014      20010701          360             352,000.00     693             440,000     440,000
6546427284      20010701          360             341,000.00     757             506,000           -
6549614458      20010701          360             299,000.00     790             800,000     799,000
6549679915      20010601          359             340,727.30     776             397,000           -
6551267518      20010601          359             324,733.59     757             470,000           -
6552647023      20010601          359             303,968.52     660             400,000     380,300
6553184893      20010701          359             369,732.20      0              508,500     495,000
6554330925      20010601          359             309,769.93     695             390,000     387,500
6554999364      20010601          359             513,637.22     782             740,000     735,000
6555116802      20010701          360             422,000.00     707             640,000           -
6556698725      20010701          359             413,677.04     697             461,000     460,000
6557008445      20010601          359             535,602.21     714             670,000           -
6557283931      20010701          360             300,000.00     692             421,000     415,000
6557842884      20010701          360             407,600.00     792             585,000           -
6558851710      20010701          360             407,600.00     774             510,000     509,500
6559907248      20010701          359             637,437.10     751             800,000     797,500
6560854702      20010701          359             415,683.46     754             540,000           -
6562158177      20010701          360             500,000.00     655             625,000     625,000
6562541059      20010601          359             471,649.70     767             595,000     590,000
6564679261      20010601          359             334,732.10     720             460,000           -
6565854350      20010601          359             374,692.61     773             600,000     600,000
6566221237      20010701          360             471,100.00     732             690,000           -
6567270662      20010701          360             442,500.00     762             590,000           -
6570624335      20010701          360             588,000.00     731             740,000     735,000
6570787348      20010701          288             351,000.00     717             800,000           -
6571460267      20010601          359             479,606.54     758             700,000           -
6571817300      20010701          359             379,688.52     765             510,000           -
6571999256      20010601          359             340,970.28     756             455,000           -
6572420971      20010601          359             374,721.69     780             575,000           -
6572940648      20010701          360             330,000.00     768             415,000     415,000
6574383565      20010701          360             380,000.00     702             552,000     485,880
6575902462      20010701          359             303,572.90     662             380,000           -
6577078881      20010601          359             395,298.97     669             630,000           -
6579064558      20010601          359             475,619.34     700             665,000           -
6582495922      20010701          359             329,729.50     782             441,000     430,000
6582809338      20010701          360             300,000.00     746             630,000     604,528
6583688053      20010601          359             612,072.56     773             766,000     765,810
6585438895      20010601          359             393,677.03     667             495,000     494,000
6588474970      20010701          360             331,000.00     711             477,000           -
6588608304      20010601          359             391,686.52     728             490,000           -
6589985503      20010601          359             955,454.07     754           1,370,000           -
6590504152      20010601          359             364,708.11     788             750,000           -
6590941677      20010601          359             292,382.84     683             308,000     308,000
6591064909      20010601          359             518,633.70     730             725,000           -
6592466111      20010701          360             350,000.00     721             757,000           -
6595351609      20010701          359             749,414.92     745           1,600,000           -
6596333606      20010701          359             492,015.88     766             615,500           -
6601796821      20010701          360             527,200.00     673             659,000     659,000
6606344510      20010601          359             369,718.46     782             635,000           -
6607206833      20010601          359             399,672.11     755             570,000           -
6608087000      20010601          239             499,068.95     723             650,000     725,000
6609961492      20010701          360             540,000.00     760             700,000     700,000
6610544048      20010701          359             371,663.70     701             470,000     465,000
6611141687      20010701          360             370,000.00     716             465,000           -
6612103348      20010701          360             500,000.00     638             795,000     792,000
6612902053      20010701          360             517,500.00     767             850,000           -
6612990819      20010601          359             323,727.80     785             410,000     405,000
6613480034      20010601          359             354,736.53     682             585,000           -
6614497292      20010701          359             397,427.65     738             900,000           -
6615499222      20010601          359             295,863.20     701             339,000     329,000
6617423519      20010601          359             544,453.34     743           1,200,000           -
6617684045      20010601          359             444,635.23     722             650,000           -
6619217661      20010601          359             421,686.81     660             805,000           -
6621338497      20010601          359             639,488.20     727             990,000     990,000
6622551437      20010701          360           1,000,000.00     696           1,800,000   1,750,000
6623349062      20010601          359             393,677.03     744             820,000           -
6624169428      20010701          360             350,000.00     730             490,000           -
6624194897      20010601          359             476,609.00     728             867,000           -
6624427891      20010701          359             387,689.72     736             485,000     485,000
6626163783      20010601          359             999,276.23     709           1,625,000   1,610,000
6628573658      20010601          359             382,893.56     721             479,000     479,000
6630535257      20010701          360             322,000.00     731             430,000           -
6631257596      20010701          360             568,000.00     734             710,000     734,991
6632974702      20010601          359             399,564.03     755             500,000     499,900
6635337931      20010701          360             340,000.00     754             425,000           -
6635443465      20010601          359             492,134.49     782             685,000     685,000
6636669423      20010601          359             439,639.33     720             560,000     550,000
6637828655      20010601          359             549,549.16     767           1,000,000           -
6638885282      20010601          359             449,666.03     808             675,000     625,000
6640803125      20010701          360             375,000.00     702             760,000     760,000
6643672931      20010601          359             351,745.23     805             440,000     440,000
6647007233      20010701          359             476,165.83     800             720,000           -
6650199141      20010701          359             351,700.00     749             440,000     440,000
6651500073      20010601          359             434,643.43     787             545,000           -
6652495034      20010701          360             332,000.00     639             415,000     415,000
6654913232      20010601          359             416,649.66     702           1,150,000           -
6655181573      20010701          360             400,000.00     677             850,000           -
6656465629      20010601          359             649,517.60     693             842,000           -
6657146467      20010701          359             399,687.96     673           2,000,000           -
6657386535      20010701          360             337,600.00     729             422,000           -
6658120792      20010701          360             341,600.00     727             427,000     427,000
6661294063      20010701          359             309,775.62     767             446,000           -
6661990397      20010701          359             499,590.15     777             720,000     720,000
6664815484      20010601          359             399,687.96     688             620,000           -
6667414327      20010701          359             299,754.09     755             470,000     470,000
6667924184      20010601          359             579,524.57     733             990,000     980,000
6668429795      20010701          360             322,000.00     738             460,000           -
6671072095      20010601          359             356,692.63     752             740,000           -
6672572747      20010601          359             394,706.85     635             528,000     527,000
6674418089      20010601          359             519,563.14     718             650,000     650,000
6674440281      20010601          359             303,750.81     711             380,000     380,000
6674597775      20010701          359             649,505.40     717             865,000     865,000
6675018730      20010701          359             414,684.21     707           1,047,700           -
6676659771      20010601          359             403,692.59     764             610,000           -
6676819128      20010701          360             322,320.00     761             403,000     402,900
6679444361      20010601          359             367,034.16     626             465,000           -
6680813646      20010701          359             324,746.46     757             600,000           -
6682886277      20010601          359             403,668.84     704             505,000     505,000
6683702697      20010601          359             352,218.11     705             470,000           -
6685004720      20010601          359             374,621.77      1              501,000     499,950
6685363993      20010601          359             490,135.98     778             630,000           -
6685365154      20010701          359             406,658.06     739             625,000     625,000
6686322097      20010701          360             306,000.00     692             525,000           -
6686653756      20010601          239             419,217.92     644             630,000           -
6687131844      20010601          359             635,978.26     746             800,000     795,868
6687279817      20010601          359             349,199.08     719             466,000           -
6687700986      20010601          359             499,647.10     734             845,000           -
6689837141      20010601          359             404,706.87     733             540,000           -
6692522961      20010601          359             498,251.23     708             650,000     623,313
6693436757      20010601          359             599,508.18     742             910,000     910,000
6693554096      20010601          359             599,483.41     715           1,800,000           -
6695092731      20010601          359             406,690.30     687             760,000           -
6698758684      20010701          360             400,000.00     731             505,000           -
6700071811      20010701          359             417,689.78     766             839,000           -
6701097161      20010601          359             316,520.49     798             405,000     396,000
6701383488      20010601          359             576,515.25     760           1,175,000           -
6702061471      20010601          359             313,761.07     789             470,000           -
6703105582      20010601          359             366,199.58     714             567,000     566,500
6703176575      20010701          359             387,719.18     690             485,000           -
6704659595      20010701          360             307,000.00     766             675,000           -
6705464706      20010701          360             512,800.00     725             770,000           -
6706280671      20010601          359             479,634.75     673             600,000     600,000
6707784150      20010601          359             366,691.67     649             485,000     475,000
6709643016      20010601          359             299,765.97     735             930,000           -
6709820556      20010701          239             350,391.32     771             600,000           -
6711020252      20010701          360             323,500.00     753             465,000           -
6712073854      20010601          239             301,919.30     675             487,000           -
6713788708      20010601          359             474,629.45     698             600,000           -
6715246481      20010701          360             430,000.00     714           1,000,000           -
6717152786      20010601          359             422,969.78     657             530,000     529,229
6718019372      20010601          359             408,656.39     761             610,000     609,000
6718177170      20010601          359             402,501.06     664             600,000           -
6718463711      20010601          359             311,768.45     736             390,000           -
6724691735      20010601          359             459,641.15     800             810,000           -
6727461938      20010701          360             386,866.00     780             490,000     483,583
6728013381      20010601          359             420,687.55     794             759,000     759,000
6729869633      20010601          359             432,678.65     760             850,000           -
6730006654      20010601          359             419,672.35     692             525,000           -
6730068704      20010601          359             405,183.67     740             610,000           -
6730580450      20010601          359             349,713.11     742             515,000           -
6732215915      20010701          359             299,765.97     781             490,000           -
6733907890      20010601          359             305,736.53     726             555,000           -
6733943085      20010701          360             300,000.00     786             539,000     539,000
6735665041      20010601          359             608,536.59     757             820,000           -
6736371656      20010701          360             402,500.00     646             575,000           -
6736931996      20010701          360             284,000.00     726             355,000     355,000
6738499463      20010601          359             364,700.81     656             515,000     515,000
6739176300      20010701          359             283,778.44     721             430,000           -
6740624389      20010701          359             374,721.69     792             618,000     600,000
6742327395      20010701          360             400,000.00     755             625,000     625,000
6743124007      20010701          360             400,000.00     758             760,000     759,000
6743302603      20010701          359             331,759.70     785             720,000           -
6743682160      20010601          359             367,206.11     799             525,000     525,000
6747247127      20010601          359             399,672.11     796             500,000     500,000
6747433792      20010601          359             389,710.56     737             550,000           -
6749697626      20010601          359             587,518.02     771             815,000           -
6749971328      20010601          359             334,732.10     753             425,000           -
6753855334      20010601          359             999,257.85     710           1,900,000           -
6754150362      20010701          360             325,000.00     632             515,000           -
6756486285      20010701          359             310,980.35     770             390,000     389,000
6763251011      20010601          359             281,285.79     754             530,000           -
6766537002      20010601          359             319,637.77     793             400,000     399,950
6770647367      20010601          359             338,155.07     705             423,000           -
6770773486      20010601          359             361,710.51     697             475,000           -
6771772537      20010701          360             413,000.00     732             740,000           -
6772103724      20010601          359             885,691.15     760           1,125,000   1,108,000
6775441618      20010601          359             499,628.92     729             625,000           -
6775969972      20010601          359             574,562.46     767           1,340,000           -
6775971622      20010601          359             310,745.07     750             415,000           -
6776841543      20010601          359             414,867.97     789             519,000     519,000
6778194974      20010601          359             635,527.99     683           1,025,000           -
6780257785      20010601          359             346,722.50     735             625,000           -
6780573132      20010601          359             374,700.11     709             475,000     475,000
6781162042      20010601          359             547,561.77     766             695,000     685,000
6781936692      20010701          360             630,000.00     804           1,026,000   1,026,000
6783587113      20010701          359             374,914.50     750             470,000     469,000
6785340792      20010701          360             568,000.00     699             712,000           -
6785551679      20010601          359             422,861.57     725             540,000     539,000
6786746302      20010701          359             368,719.21     665             463,000     461,415
6788965744      20010601          359             549,560.17     722             840,000           -
6789405997      20010701          360             343,200.00     675             430,000     429,000
6796514393      20010701          359             435,642.61     694             566,000           -
6796588462      20010601          359             393,450.38     676             545,000           -
6796960067      20010701          359             389,180.32     765             520,000           -
6798967144      20010701          359             338,748.41     773             430,000           -
6799009706      20010601          359             369,211.75     710             650,000           -
6801216612      20010701          359             594,535.84     753             760,000           -
6803020830      20010701          359             317,763.99     765             400,000           -
6808262817      20010701          359             339,734.77     754             550,000           -
6808314311      20010701          360             376,000.00     777             480,000     470,000
6808329582      20010601          359             631,530.96     707             790,000           -
6809361998      20010601          359             356,728.34     750             519,000           -
6809686048      20010701          360             356,818.50     778             560,000           -
6810370335      20010701          359             999,276.23     788           1,524,000   1,350,000
6810895687      20010601          359             329,736.09     725             680,000     680,000
6811166732      20010701          360             350,000.00     764           1,027,440   1,000,000
6811682514      20010701          360             351,584.00     719             440,000     439,481
6812031307      20010601          359             419,638.38     703             785,000           -
6812377700      20010701          359             599,508.18     799             766,000     765,155
6816334335      20010701          359             350,070.86     669             438,000     437,975
6817450700      20010601          359             599,508.18     707           1,025,000     966,087
6817684431      20010701          359             419,655.72     741             600,000           -
6817857011      20010601          359             389,703.24     736             520,000           -
6818419712      20010701          360             400,000.00     773             790,000           -
6819181956      20010601          359             749,429.31     792           1,650,000   1,650,000
6819703841      20010701          359             520,338.00     774             651,000     651,000
6820720909      20010701          359             474,629.45     768             610,000           -
6820784699      20010701          359             295,725.84     773             371,000     370,000
6822975972      20010601          359             444,661.39     777           1,225,000           -
6823507949      20010701          360             560,000.00     796             700,000     700,000
6823753675      20010601          359             309,140.06     702             561,000           -
6825429779      20010601          359             327,737.70     819             410,000     410,000
6825588608      20010601          359             370,217.97     756             525,000           -
6827462273      20010701          359             335,737.88     717             425,000           -
6829848560      20010701          359             307,759.72     732             428,000     385,000
6833056424      20010701          359             374,700.11     770             500,000           -
6834731710      20010701          360             376,000.00     740             470,000     470,000
6835438166      20010601          359             349,720.11     737             470,000     469,000
6836810413      20010601          359             374,692.61     708             530,000     530,000
6840411000      20010601          359             580,568.81     658             830,000           -
6840685611      20010701          359             459,658.61     659             671,000           -
6840927898      20010601          359             374,177.55     658             475,000           -
6841392555      20010701          360             381,000.00     734             550,000           -
6845135265      20010701          360             403,300.00     623             505,000     504,125
6846953617      20010701          360             412,000.00     682             515,000     515,000
6848572340      20010601          359             350,119.79     745             438,000     438,000
6852938460      20010601          359             354,716.10     776             475,000           -
6854068910      20010601          359             409,663.92     769             590,000           -
6854435366      20010601          359             319,762.51     685             580,000           -
6856241317      20010701          360             650,000.00     776           1,050,000     925,000
6856833386      20010701          360             450,000.00     680             735,000           -
6858282665      20010601          359             310,463.58     771             397,000           -
6858617001      20010701          360             560,000.00     731             800,000           -
6859301530      20010701          359             459,632.14     758             575,000     575,000
6860205522      20010601          359             692,485.69     687             990,000           -
6862946677      20010601          359             375,720.95     707             470,000     470,000
6863797731      20010601          359             395,213.74     756             565,000           -
6863832900      20010701          359             623,488.51     773             780,000     780,000
6864175721      20010601          359             319,744.10     730             400,000     400,000
6867418102      20010601          359             365,307.63     775             457,000     457,000
6869000593      20010601          359             409,655.55     783             710,000           -
6870355028      20010601          359             362,202.85     772             517,500           -
6872322034      20010701          360             389,000.00     757             525,000           -
6873777160      20010701          360             392,000.00     684             492,000     490,000
6874482224      20010701          359             335,438.12     786             373,000           -
6876336022      20010701          359             336,999.70     664             370,000     355,000
6876351724      20010701          359             371,702.51     754             525,000           -
6878214664      20010601          359             567,567.79     687             720,000           -
6880994642      20010701          360             650,000.00     703           1,000,000   1,046,163
6881637422      20010601          359             398,393.17     687             500,000     498,400
6882584508      20010701          360             312,000.00     792             390,000     390,000
6883035625      20010601          359             359,704.91     712             450,000     450,000
6883232743      20010601          359             504,016.19     705             630,500     630,500
6883346212      20010701          360             393,750.00     798             550,000           -
6883742089      20010601          359             316,265.11     738             400,000           -
6884947257      20010601          359             521,592.78     698             820,000           -
6885891264      20010701          360             600,000.00     783             900,000           -
6887005459      20010601          359             494,794.09     771             619,000     619,000
6888190128      20010601          359             423,660.93     767             530,000           -
6888215958      20010701          359             629,532.44     767             950,000           -
6888455687      20010601          359             374,692.61     766             550,000           -
6890627869      20010601          359             382,678.23     778             620,000           -
6890793059      20010701          360             316,800.00     711             433,000     396,000
6892448124      20010701          359             354,723.06     700             650,000           -
6893220225      20010701          360             341,000.00     754             435,000           -
6895347216      20010601          359             549,581.49     775             805,000     804,190
6896137426      20010601          359             480,901.68     672             875,000           -
6897020290      20010601          359             341,733.20     715             590,000     570,000
6897546393      20010601          359             309,733.09     690             600,000           -
6898302986      20010601          359             331,747.37     694             415,000           -
6901124823      20010601          359             389,680.32     761             690,000           -
6901816311      20010701          360             289,350.00     731             325,000     321,500
6902236329      20010601          359             316,752.71     712             400,000           -
6903970363      20010601          359             599,508.18     782             881,000           -
6904696298      20010601          359             649,467.20     737             935,000           -
6906282824      20010601          359             435,642.61     764             629,000           -
6906880502      20010601          359             394,492.01     760             875,000           -
6908221085      20010701          360             340,000.00     782             425,000           -
6909316728      20010701          360             409,000.00     660             550,000           -
6910309969      20010601          359             289,762.29     947             450,000           -
6911242169      20010701          359             309,758.17     784             450,000           -
6911852405      20010601          359             502,617.25     691             675,000           -
6911923537      20010601          359             534,674.57     701             835,000           -
6913822034      20010701          360             409,000.00     681             645,000           -
6915102898      20010701          276             322,000.00     793           1,110,000           -
6916040196      20010601          359             503,625.95     753             635,000     635,000
6917302322      20010701          359             487,609.75     784             610,000     610,000
6917637966      20010601          359             419,688.29     780             553,000           -
6917722271      20010601          359             339,728.10     690             730,000           -
6922066177      20010601          359             563,537.69     778             730,000     705,045
6922908675      20010601          359             472,131.40     797             750,000           -
6925373372      20010701          359             327,756.57     788             414,000           -
6925769827      20010701          360             335,000.00     679             454,000           -
6926324317      20010601          359             560,528.68     747             708,500     701,285
6926517068      20010601          359             377,167.86     687             472,000     471,857
6927103975      20010601          359             419,688.29     727             600,000           -
6927155215      20010601          359             599,520.18     781             850,000     850,000
6929025812      20010701          360             333,500.00     752             550,000           -
6929397831      20010701          359             399,680.12     655             534,500           -
6929616370      20010701          360             433,900.00     772             925,000           -
6929707732      20010601          359             284,766.38     773             770,000     770,000
6929855531      20010701          359             374,728.58     750             505,000           -
6929947767      20010701          359             349,720.11     664             590,000     510,000
6930819203      20010601          359             357,720.72     777             550,000           -
6931694324      20010701          359             384,707.05     741           1,150,000           -
6932234088      20010701          360             511,000.00     732             900,000           -
6932571885      20010601          359             554,567.05     721             695,000           -
6933530484      20010601          359             367,705.71     747             520,000           -
6933815240      20010601          359             319,756.50     793             405,000     400,000
6934953560      20010601          359             478,844.36     648             630,000     599,000
6935931771      20010701          359             359,700.00     727             480,000           -
6938398234      20010701          359             449,640.14     753             773,000     772,895
6938638613      20010701          360             382,800.00     735             478,500     478,500
6938989065      20010601          359             293,626.92     666             310,000     309,315
6939358252      20010601          359             499,600.15     707             730,500     730,034
6940417121      20010701          360             440,000.00     726             565,000     550,000
6943931227      20010601          359             323,747.24     667             408,000           -
6944780391      20010601          359             394,676.22     798           1,000,000     995,000
6945874680      20010601          359             517,603.96     715             700,000     647,572
6947016934      20010601          359             369,711.36     756             900,000           -
6947592348      20010601          359             374,707.46     715             500,000           -
6947782022      20010701          360             303,000.00     652             380,000           -
6948659625      20010701          359             379,710.85     670             627,000     627,000
6951563557      20010701          360             310,000.00     742             810,000     810,000
6952691365      20010601          359             524,580.16     760             720,000           -
6953305296      20010701          359             443,953.40     732             680,000           -
6953764260      20010601          359             559,540.97     689             720,000           -
6954670037      20010701          359             445,260.93     772             557,000     557,000
6954937543      20010701          360             334,000.00     809             420,000     417,500
6955443699      20010701          360             576,000.00     734             720,000     720,000
6958175652      20010601          359             309,758.17     715             510,000           -
6960116983      20010701          358             998,511.06     678           1,800,000           -
6960526132      20010701          360             326,250.00     719             435,000           -
6960570338      20010601          359             374,692.61     752             550,000           -
6961184493      20010601          358             761,905.82     716           1,175,000           -
6961299903      20010701          358             338,519.92     696             475,000           -
6961749956      20010701          359             359,697.55     776             510,000     505,100
6962034895      20010601          358             304,534.41     795             545,000           -
6962292089      20010601          359             409,655.55     719             760,000           -
6962431638      20010601          358             424,334.92     661             680,000           -
6963019242      20010601          359             371,723.92     690             465,000     465,000
6964372509      20010601          359             335,724.58     783             450,000     420,000
6964745738      20010701          300             308,300.00     699             353,000           -
6965108977      20010601          358             314,545.39     681             351,000     350,000
6965873687      20010701          359             588,332.31     767             780,000     763,827
6966538198      20010601          359             577,038.18     660             725,000     725,000
6966972736      20010701          360             590,000.00     663             895,000     890,000
6967405447      20010601          358             322,519.06     773           1,125,000           -
6968489143      20010701          359             849,353.22     774           1,310,000           -
6969137394      20010601          358             303,547.35     769             380,000     380,000
6969740163      20010601          359             438,066.40     757             548,000     548,000
6971255655      20010601          359             599,554.71     744           1,850,000   1,850,000
6971540395      20010601          359             366,199.58     751             590,000           -
6972027830      20010601          359             400,479.48     772             501,000     501,000
6973011437      20010701          360             396,000.00     682             660,000           -
6973528505      20010601          358             332,004.93     775             365,000     350,000
6973529917      20010601          359             309,733.09     774             407,000     403,000
6973781823      20010701          358             395,081.71     688             495,000           -
6973974246      20010601          358             355,483.03     713             445,000     445,000
6974196146      20010701          359             303,762.85     796             400,000     380,000
6974335017      20010601          359             566,746.41     752             710,000     709,000
6977453841      20010601          359             399,710.49     737             543,000           -
6977990602      20010701          360             325,000.00     685             460,000           -
6979227128      20010701          359             379,688.52     754             475,000     475,000
6980663774      20010601          359             444,661.39     787           1,400,000           -
6980986704      20010601          359             532,594.43     714             690,000           -
6982272517      20010601          359             330,735.30     763             450,000           -
6982468727      20010601          359             573,529.49     779             730,000     717,500
6982657881      20010701          359             284,000.85     761             960,000           -
6982998483      20010701          359             376,705.90     762             650,000           -
6983191203      20010701          359             429,656.14     787             900,000           -
6984234739      20010601          358             379,343.80     725             635,000     635,000
6984505732      20010701          359             377,719.46     777             475,000           -
6985029872      20010701          360             332,000.00     777             415,000     415,000
6985582763      20010601          359             317,323.32     755             400,000     396,950
6986951728      20010701          360             525,000.00     705             940,000           -
6987093918      20010701          359             389,751.31     761             490,000           -
6987340459      20010601          359             379,717.98     758             475,000     475,000
6988976467      20010701          359             434,652.13     791             717,000           -
6989059073      20010601          359             409,672.13     791             765,000     760,000
6989456204      20010701          360             299,250.00     664             315,000     315,000
6990524479      20010601          358             539,112.14     757             675,000     675,000
6990559020      20010601          358             547,662.69     750             700,000           -
6990941350      20010701          358             413,383.58     806             732,000     731,358
6991597946      20010601          358             455,309.39     687             570,000     570,000
6992125804      20010701          359             432,179.02     778           1,100,000           -
6994201223      20010601          358             671,832.24     724           1,300,000           -
6995614275      20010601          359             364,708.11     683             585,000           -
6995680318      20010601          358             524,178.42     685             800,000           -
6997213795      20010701          359             479,606.54     744             600,000     600,000
6997877136      20010701          359             379,696.11     682             475,000     475,000
6998600842      20010601          359             382,453.76     716             780,000           -
6998670845      20010601          359             999,257.85     765           2,350,000           -

                                              628,261,648.18

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn: Inventory Control

      Re: The Pooling and Servicing Agreement dated June 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

        1.     Mortgage Paid in Full
----
        2.     Foreclosure
----
        3.     Substitution
----
        4.     Other Liquidation
----
        5.     Nonliquidation                        Reason:
----                                                         -------------------
                              By:
                                  ----------------------------------------------
                                     (authorized signer of Bank of America
                                     Mortgage Securities, Inc.)


                              Issuer:
                                     -------------------------------------------
                              Address:
                                      ------------------------------------------

                                      ------------------------------------------
                              Date:
                                   ---------------------------------------------

Custodian
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature      Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian      Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated June 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [---------------],

                             By:
                                  ----------------------------------------------
                             Name:
                                    --------------------------------------------
                             Title:
                                     -------------------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-7, Class ___, having an initial aggregate Certificate Balance as of June 26, 2001 of $________________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                             Very truly yours,

                              -------------------------------------------------
                             (Transferor)

                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-7, Class ___, having an initial aggregate Certificate Balance as of June 26, 2001 of
            $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                             Very truly yours,

                              -------------------------------------------------
                             (Transferor)

                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                              -------------------------------------------------
                             (Nominee)

                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

                             ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

        ____    ____        Will the Transferee be purchasing the Transferred
        Yes     No          Certificates only for the Transferee's own account?

        6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

        7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                              --------------------------------------------------
                              Print Name of Transferee

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------


--------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

        ____    ____        Will the Transferee be purchasing the Transferred
        Yes     No          Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                              --------------------------------------------------
                              Print Name of Transferee or Adviser

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              IF AN ADVISER:

                              --------------------------------------------------
                              Print Name of Transferee

                              By:
                                 -----------------------------------------------
                              Date:
                                   ---------------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-7, Class ___, having an initial aggregate Certificate Principal Balance as of June 26, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                              Very truly yours,

                              --------------------------------------------------
                              (Transferee)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                              --------------------------------------------
                              (Nominee)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-7, Class ___, having an initial aggregate Certificate Principal Balance as of June 26, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 26, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                              Very truly yours,

                              --------------------------------------------------
                              (Transferee)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-7

STATE OF                   )
                           )  ss:
COUNTY OF                  )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R or Class A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated June 26, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is
________________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                              Print Name of Transferee

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____


                                        ------------------------------------
                                                    NOTARY PUBLIC

                                        My Commission expires the ____ day of

                                        --------------, ----

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.



                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

            Bank of America, N.A.
            201 North Tryon Street
            Charlotte, North Carolina  28255
            Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

            -----------------------


      (c) in the case of the Purchaser:

            -----------------------


      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        Bank of America, N.A.

                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------

                                        Loss Mitigation Advisor
                                        -----------------------

                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                        Purchaser

                                        By:________________________________

                                        Name:______________________________

                                        Title:_______________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

1.    Maryland

2.    Florida

                                    EXHIBIT M

                           PRINCIPAL BALANCE SCHEDULES


PAYMENT DATE                                                         CLASS A-29
July 25, 2001 ..............................................    $107,847,817.57
August 25, 2001 ............................................     107,542,923.18
September 25, 2001 .........................................     107,191,427.62
October 25, 2001 ...........................................     106,793,436.56
November 25, 2001 ..........................................     106,349,085.66
December 25, 2001 ..........................................     105,858,540.47
January 25, 2002 ...........................................     105,321,996.48
February 25, 2002 ..........................................     104,739,678.98
March 25, 2002 .............................................     104,111,842.96
April 25, 2002 .............................................     103,438,772.99
May 25, 2002 ...............................................     102,720,783.03
June 25, 2002 ..............................................     101,958,216.24
July 25, 2002 ..............................................     101,151,444.74
August 25, 2002 ............................................     100,300,869.33
September 25, 2002 .........................................      99,406,919.18
October 25, 2002 ...........................................      98,470,051.56
November 25, 2002 ..........................................      97,490,751.39
December 25, 2002 ..........................................      96,469,530.93
January 25, 2003 ...........................................      95,406,929.29
February 25, 2003 ..........................................      94,303,512.02
March 25, 2003 .............................................      93,159,870.63
April 25, 2003 .............................................      91,976,622.04
May 25, 2003 ...............................................      90,754,408.08
June 25, 2003 ..............................................      89,493,894.90
July 25, 2003 ..............................................      88,195,772.41
August 25, 2003 ............................................      86,860,753.60
September 25, 2003 .........................................      85,489,573.96
October 25, 2003 ...........................................      84,082,990.79
November 25, 2003 ..........................................      82,641,782.46
December 25, 2003 ..........................................      81,210,083.86
January 25, 2004 ...........................................      79,787,833.90
February 25, 2004 ..........................................      78,374,971.89
March 25, 2004 .............................................      76,971,437.55
April 25, 2004 .............................................      75,577,170.98
May 25, 2004 ...............................................      74,192,112.67
June 25, 2004 ..............................................      72,816,203.52
July 25, 2004 ..............................................      71,449,384.78
August 25, 2004 ............................................      70,091,598.12
September 25, 2004 .........................................      68,742,785.56
October 25, 2004 ...........................................      67,402,889.53
November 25, 2004 ..........................................      66,071,852.82
December 25, 2004 ..........................................      64,749,618.58
January 25, 2005 ...........................................      63,436,130.36
February 25, 2005 ..........................................      62,131,332.06
March 25, 2005 .............................................      60,835,167.96
April 25, 2005 .............................................      59,547,582.69
May 25, 2005 ...............................................      58,268,521.24
June 25, 2005 ..............................................      56,997,928.99
July 25, 2005 ..............................................      55,735,751.64
August 25, 2005 ............................................      54,481,935.27
September 25, 2005 .........................................      53,236,426.29
October 25, 2005 ...........................................      51,999,171.50
November 25, 2005 ..........................................      50,770,118.01
December 25, 2005 ..........................................      49,549,213.28
January 25, 2006 ...........................................      48,336,405.14
February 25, 2006 ..........................................      47,131,641.75
March 25, 2006 .............................................      45,934,871.58
April 25, 2006 .............................................      44,746,043.49
May 25, 2006 ...............................................      43,565,106.63
June 25, 2006 ..............................................      42,392,010.51
July 25, 2006 ..............................................      41,291,547.85
August 25, 2006 ............................................      40,198,704.87
September 25, 2006 .........................................      39,113,432.27
October 25, 2006 ...........................................      38,035,681.04
November 25, 2006 ..........................................      36,965,402.54
December 25, 2006 ..........................................      35,902,548.41
January 25, 2007 ...........................................      34,847,070.63
February 25, 2007 ..........................................      33,798,921.49
March 25, 2007 .............................................      32,758,053.59
April 25, 2007 .............................................      31,724,419.86
May 25, 2007 ...............................................      30,697,973.51
June 25, 2007 ..............................................      29,678,668.08
July 25, 2007 ..............................................      28,687,663.94
August 25, 2007 ............................................      27,703,605.95
September 25, 2007 .........................................      26,726,448.79
October 25, 2007 ...........................................      25,756,147.49
November 25, 2007 ..........................................      24,792,657.33
December 25, 2007 ..........................................      23,835,933.94
January 25, 2008 ...........................................      22,885,933.18
February 25, 2008 ..........................................      21,942,611.26
March 25, 2008 .............................................      21,005,924.63
April 25, 2008 .............................................      20,075,830.07
May 25, 2008 ...............................................      19,152,284.62
June 25, 2008 ..............................................      18,235,245.61
July 25, 2008 ..............................................      17,385,273.90
August 25, 2008 ............................................      16,551,868.86
September 25, 2008 .........................................      15,734,731.32
October 25, 2008 ...........................................      14,933,567.29
November 25, 2008 ..........................................      14,148,087.88
December 25, 2008 ..........................................      13,378,009.25
January 25, 2009 ...........................................      12,623,052.43
February 25, 2009 ..........................................      11,882,943.35
March 25, 2009 .............................................      11,157,412.66
April 25, 2009 .............................................      10,446,195.72
May 25, 2009 ...............................................       9,749,032.48
June 25, 2009 ..............................................       9,065,667.42
July 25, 2009 ..............................................       8,473,290.82
August 25, 2009 ............................................       7,892,290.82
September 25, 2009 .........................................       7,322,459.35
October 25, 2009 ...........................................       6,763,592.07
November 25, 2009 ..........................................       6,215,488.22
December 25, 2009 ..........................................       5,677,950.62
January 25, 2010 ...........................................       5,150,785.58
February 25, 2010 ..........................................       4,633,802.85
March 25, 2010 .............................................       4,126,815.54
April 25, 2010 .............................................       3,629,640.10
May 25, 2010 ...............................................       3,142,096.22
June 25, 2010 ..............................................       2,664,006.81
July 25, 2010 ..............................................       2,260,618.53
August 25, 2010 ............................................       1,864,239.95
September 25, 2010 .........................................       1,474,751.98
October 25, 2010 ...........................................       1,092,037.52
November 25, 2010 ..........................................         715,981.45
December 25, 2010 ..........................................         346,470.59
January 25, 2011 ...........................................               0.00